                        N-CSR REGULATORY FILINGS SUMMARY
                             AS OF DECEMBER 31, 2003

Item 1 - ANNUAL REPORT TO SHAREHOLDERS

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                               FROM THE PRESIDENT

[PHOTO OF Ronald R. Angarella]

Dear Policyowner:

     After several years of poor performance by the broad equity markets, 2003 was a very good year. The S&P 500(R) Index* posted a 28.7% gain and U.S. stock funds generally performed well across all categories. Beyond the United States, economies in most parts of the world are growing with markets exhibiting strong gains. As a result, it seems as though investors have a renewed sense of cautious optimism.

The JPVF portfolios also demonstrated strong performance in 2003, as indicated in the attached Annual Report. The report includes comparative performance measures, summary tables, financial statements and commentary to help you monitor your investments. We hope you will find this information beneficial.

The much-anticipated rebound in equity market performance is not the only recent headline story. The mutual fund industry has come under intense scrutiny amidst allegations against several fund families of late trading and inappropriate market timing. "Late trading" is the illegal practice of allowing certain investors to purchase mutual fund or insurance company separate account shares after the market has closed at that day's closing price, rather than at the following day's price. Jefferson Pilot Financial does not allow late trading.

"Market timing" is an investment strategy that involves rapidly trading into and out of mutual fund portfolios or investment divisions of insurance company separate accounts, sometimes on a daily basis, in an effort to exploit inefficiencies in the market. Market timing can adversely impact other investors in the portfolio or division. Jefferson Pilot Financial has in place internal controls to deter harmful timing activity within its variable life insurance and annuity separate accounts.

We remain committed to providing you with high quality, long-term financial products, a broad selection of investment choices and protection from abusive market practices. Thank you for your continued confidence in Jefferson Pilot Financial and allowing us to assist you in meeting your financial planning goals.

Sincerely,

/s/ Ronald R. Angarella

Ronald R. Angarella, President
Jefferson Pilot Variable Fund, Inc.


* UNLIKE INVESTMENTS IN VARIABLE PRODUCTS, INDICES ARE UNMANAGED AND DO NOT INCUR FEES, CHARGES, OR THE COSTS OF INSURANCE. IT IS NOT POSSIBLE TO INVEST IN AN INDEX. THE COMPONENTS OF INDICES WILL VARY. CONTACT YOUR REPRESENTATIVE FOR MORE INFORMATION ABOUT INDICES.

THE JEFFERSON PILOT VARIABLE FUND INVESTMENT OPTIONS OFFERED TO POLICYHOLDERS WILL VARY BASED ON THE VARIABLE INSURANCE OR VARIABLE ANNUITY CONTRACT PURCHASED. PLEASE CONSULT YOUR PRODUCT PROSPECTUS FOR A FULL LISTING OF AVAILABLE INVESTMENT OPTIONS.

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

JEFFERSON PILOT VARIABLE FUND, INC.

                                      INDEX

                                                                 PAGE
Portfolio Profiles

    Growth Portfolio                                               4

    Small Company Portfolio                                       10

    Mid-Cap Growth Portfolio                                      16

    Strategic Growth Portfolio                                    22

    Mid-Cap Value Portfolio                                       28

    Capital Growth Portfolio                                      34

    Small-Cap Value Portfolio                                     38

    Value Portfolio                                               44

    International Equity Portfolio                                48

    S&P 500 Index Portfolio                                       52

    World Growth Stock Portfolio                                  62

    High Yield Bond Portfolio                                     68

    Balanced Portfolio                                            78

    Money Market Portfolio                                        86

Financial Statements                                              90

Notes to Financial Statements                                     98

                                             JEFFERSON PILOT VARIABLE FUND, INC.


                                GROWTH PORTFOLIO

                               PORTFOLIO MANAGER
                         Strong Capital Management, Inc.

                              THOMAS C. OGNAR, CFA*

                          - Joined Strong Capital Management, Inc. in 1998
                          - B.S. from Miami University
                          - M.S. from University of Wisconsin
                          - 9 years of investment experience
                          - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
        Seeks capital growth by primarily investing in equity securities believed to have above-average growth prospects.

                            NET ASSETS AS OF 12/31/03
                                   $41,330,969

             *EFFECTIVE JUNE 30, 2003, THE PORTFOLIO MANAGER CHANGED
                    FROM RONALD C. OGNAR TO THOMAS C. OGNAR.

[CHART]

Common Stock            95.57%
Cash                     4.43%

                               NUMBER OF HOLDINGS

                                       110

                         PERCENT OF
TOP TEN HOLDINGS         PORTFOLIO++
------------------------------------
Dell, Inc.                 3.00%
Pfizer, Inc.               2.61%
Cisco Systems, Inc.        2.40%
General Electric Co.       2.12%
Microsoft Corp.            2.02%
eBay, Inc.                 2.02%
Intel Corp.                1.91%
Corinthian Colleges, Inc.  1.86%
Apollo Group, Inc.         1.80%
Paychex, Inc.              1.80%

                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
-------------------------------------
Electronics -
  Semiconductors           10.42%
Retail Stores               8.89%
Pharmaceutical              7.63%
Computer Software           5.75%
Computer Network            4.37%
Educational Services        4.07%
Computer Equipment
  & Services                4.00%
Financial Services          3.92%
Medical - Biotechnology     3.86%
Medical Products            3.76%

              ++ Represents market value of investments plus cash.

   The fourth quarter completed a very positive year for most equity markets, as low interest rates, low inflation, and plentiful fiscal stimulus provided a solid backdrop for an economic recovery. The extra boost provided by tax cuts along with better corporate earnings finally gave investors some needed confidence as the market rallied off its March lows. The uncertainties in the Middle East caused a tumultuous market in the first quarter; however, the quick conclusion to the Iraq conflict combined with positive economic data drove the market to positive returns for the year. A shift from a consumer-driven economic recovery to an enterprise-driven economic recovery is common in the latter stages of a recovery, and that now appears to be true in the current environment. While both growth and value-oriented companies performed equally well, large-capitalization issues lagged the more speculative and volatile small-capitalization stocks. Although this trend slowed during the fourth quarter, it was evident throughout much of the year.

   The Growth Portfolio underperformed its benchmark, the Russell Midcap(R)

Growth Index, despite posting positive returns for the year. Throughout the year, lower quality, more speculative names continued to drive the market. Those were not the type of securities that we generally invest in. They do not fit into our philosophy of owning high-quality growth companies. Health care, including security selection within the biotechnology industry, remained a leading area of performance throughout the year. The Portfolio also benefited from exposure to pharmaceutical names, but these positions were trimmed as the year progressed. The consumer-oriented names also performed well for the Portfolio, especially our broad exposure to non-retail consumer industries, such as media and advertising. The energy sector struggled throughout the first three quarters, but higher oil prices drove the sector to positive returns in the fourth quarter. The Portfolio was overweight the sector throughout the year, which benefited returns in the final quarter. Technology remained an area for strong absolute returns for the Portfolio, however it continued to underperform the index on a relative basis. The performance of lower-quality, speculative names in the benchmark continued to outshine those produced by the high-quality growth companies our process leads us to. We remain confident that over an entire market cycle, these industry-leading names will lead performance in the sector.

   We are optimistic for the coming year and anticipate continued economic strength with our expectation that the Federal Reserve will keep interest rates low through the first half of the year. In addition, the fourth year of presidential cycles has historically produced strong returns in the equity markets. Also key to the market performance is the ability of earnings growth to meet high expectations. We therefore anticipate companies that benefit from a stronger economic environment will do well. We also believe companies that are driven by secular forces, including the graying of America's baby boomers and China's emergence as an economic power, will lead performance in 2004. We continue our strategy of investing in growth companies that are leaders in their respective industries to help our investors achieve their long-term financial objectives.

[CHART]

             GROWTH PORTFOLIO AND THE RUSSELL MIDCAP(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE             GROWTH PORTFOLIO           RUSSELL MID-CAP(R) GROWTH INDEX
--------           ----------------           -------------------------------
01/01/98                 10,000                            10,000
03/31/98                 11,160                            11,238
06/30/98                 11,691                            11,232
09/30/98                 10,420                             9,356
12/31/98                 13,114                            11,834
03/31/99                 14,487                            12,238
06/30/99                 15,102                            13,513
09/30/99                 15,055                            12,837
12/31/99                 23,652                            17,904
03/31/00                 28,610                            21,686
06/30/00                 25,892                            20,079
09/30/00                 28,234                            20,586
12/31/00                 22,301                            15,802
03/31/01                 16,226                            11,837
06/30/01                 16,891                            13,752
09/30/01                 13,085                             9,929
12/31/01                 14,772                            12,616
03/31/02                 14,219                            12,392
06/30/02                 12,650                            10,130
09/30/02                 10,898                             8,389
12/31/02                 11,001                             9,158
03/31/03                 11,016                             9,156
06/30/03                 12,606                            10,874
09/30/03                 13,340                            11,652
12/31/03                 14,395                            13,069

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                           RUSSELL
                           MIDCAP(R)
                           GROWTH
                GROWTH      INDEX
1 YEAR           30.85%     42.71%
5 YEAR            1.88%      2.01%
INCEPTION         6.26%      4.56%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                              DECEMBER          DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                              31, 2003          31, 2002          31, 2001          31, 2000          31, 1999
 Net asset value, beginning of period      $          9.53   $         12.80   $         20.68   $         23.38   $         13.11

 INCOME FROM INVESTMENT OPERATIONS

 Net investment loss                                 (0.05)                                                                  (0.06)
 Net gains and losses on securities
   (both realized and unrealized)                     3.00             (3.27)            (6.89)            (0.96)            10.50
                                           ---------------   ---------------   ---------------   ---------------   ---------------

   Total from investment operations                   2.95             (3.27)            (6.89)            (0.96)            10.44

 LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                        (0.99)            (1.74)            (0.17)
 Distributions in excess of capital gains
                                           ---------------   ---------------   ---------------   ---------------   ---------------

 Total distributions                                  0.00              0.00             (0.99)            (1.74)            (0.17)

Net asset value, end of period             $         12.48   $          9.53   $         12.80   $         20.68   $         23.38
                                           ===============   ===============   ===============   ===============   ===============

Total Return (A)                                     30.85%           (25.53%)          (33.76%)           (5.71%)           80.36%

Ratios to Average Net Assets:
 Expenses                                             0.89%             0.86%             0.87%             0.84%             0.96%
 Net investment loss                                 (0.50%)           (0.55%)           (0.35%)           (0.23%)           (0.54%)

Portfolio Turnover Rate                             169.72%           283.59%           403.36%           344.98%           326.19%

Net Assets, At End of Period               $    41,330,969   $    31,843,166   $    49,583,867   $    79,541,483   $    44,334,220

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--96.14%

COMPANY                                      SHARES      MARKET VALUE
---------------------------------------------------------------------
ADVERTISING-0.56%
Monster Worldwide, Inc.+                        10,500   $    230,580
                                                         ------------

AIRLINES-1.34%
AirTran Holdings, Inc.+                          5,500         65,450
JetBlue Airways Corp.+                          18,500        490,620
                                                         ------------
                                                              556,070
                                                         ------------
AUTOMOTIVE SALES & SERVICES-1.05%
CarMax, Inc.+                                   14,000        433,020
                                                         ------------

BANKING-1.88%
TCF Financial Corp.                              6,500        333,775
Wells Fargo & Co.                                7,500        441,675
                                                         ------------
                                                              775,450
                                                         ------------
BEVERAGES-0.39%
PepsiCo, Inc.                                    3,500        163,170
                                                         ------------

BROADCASTING-2.76%
EchoStar Communications Corp.+                   6,100        207,400
Hughes Electronics Corp.+                        3,787         62,705
Univision Communications, Inc.+                 15,600        619,164
XM Satellite Radio Holdings, Inc.+               9,500        250,420
                                                         ------------
                                                            1,139,689
                                                         ------------
BUILDING CONSTRUCTION-0.48%
Fastenal Co.                                     4,000        199,760
                                                         ------------

CHEMICALS-0.78%
Praxair, Inc.                                    8,500        324,700
                                                         ------------

COMMERCIAL SERVICES-2.89%
Alliance Data Systems Corp.+                    16,200        448,416
Paychex, Inc.                                   20,100        747,720
                                                         ------------
                                                            1,196,136
                                                         ------------
COMPUTER EQUIPMENT & SERVICES-4.03%
Dell, Inc.+                                     36,700      1,246,332
EMC Corp.+                                      32,375        418,285
                                                         ------------
                                                            1,664,617
                                                         ------------
COMPUTER INFORMATION & TECHNOLOGY-0.57%
Cognizant Technology Solutions Corp.+            5,200        237,328
                                                         ------------

COMPUTER NETWORK-4.40%
Cisco Systems, Inc.+                            41,000        995,890
Juniper Networks, Inc.+                         13,500        252,180
NetScreen Technologies, Inc.+                   23,000        569,250
                                                         ------------
                                                            1,817,320
                                                         ------------
COMPUTER SOFTWARE-5.79%
BEA Systems, Inc.+                               4,500         55,350
Cognos, Inc.+                                    9,100        278,642
Mercury Interactive Corp.+                      12,000        583,680
Microsoft Corp.                                 30,500        839,970
SAP, AG, ADR                                     9,000        374,040
VERITAS Software Corp.+                          7,000        260,120
                                                         ------------
                                                            2,391,802
                                                         ------------
COSMETICS & PERSONAL CARE-1.01%
Colgate-Palmolive Co.                            6,500   $    325,325
Gillette Co., The                                2,500         91,825
                                                         ------------
                                                              417,150
                                                         ------------
DIVERSIFIED OPERATIONS-2.14%
General Electric Co.                            28,500        882,930
                                                         ------------

EDUCATIONAL SERVICES-4.09%
Apollo Group, Inc.+                             11,000        748,000
Corinthian Colleges, Inc.+                      13,900        772,284
University of Phoenix Online+                    2,500        172,325
                                                         ------------
                                                            1,692,609
                                                         ------------
ELECTRONIC COMPONENTS-3.69%
Flextronics International, Ltd.+                35,700        529,788
Linear Technology Corp.                          6,000        252,420
Microchip Technology, Inc.                      13,000        433,680
Xilinx, Inc.+                                    8,000        309,920
                                                         ------------
                                                            1,525,808
                                                         ------------
ELECTRONICS-0.72%
Harman International Industries, Inc.            4,000        295,920
                                                         ------------

ELECTRONICS - SEMICONDUCTORS-10.48%
Analog Devices, Inc.                            14,500        661,925
Fairchild Semiconductor Co.+                     5,300        132,341
Integrated Circuit Systems, Inc.+                9,000        256,410
Intel Corp.                                     24,600        792,120
Intersil Corp.                                  19,500        484,575
KLA-Tencor Corp.+                                7,500        440,025
Marvell Technology Group, Ltd.+                  8,400        318,612
MEMC Electronic Materials, Inc.+                 5,500         52,910
Novellus Systems, Inc.+                         10,700        449,935
QLogic Corp.+                                    7,100        366,360
Silicon Laboratories, Inc.+                      7,800        337,116
Taiwan Semiconductor
  Manufacturing Company, Ltd., ADR+              3,700         37,888
                                                         ------------
                                                            4,330,217
                                                         ------------
ENTERTAINMENT & LEISURE-1.70%
Electronic Arts, Inc.+                           8,000        382,240
International Game Technology                    9,000        321,300
                                                         ------------
                                                              703,540
                                                         ------------
FINANCIAL SERVICES-3.95%
American Express Co.                             4,500        217,035
Countrywide Financial Corp.                        700         53,095
Doral Financial Corp.                           10,500        338,940
First Marblehead Corp., The+                       600         13,128
Goldman Sachs Group, Inc., The                   4,500        444,285
SLM Corp.                                       15,000        565,200
                                                         ------------
                                                            1,631,683
                                                         ------------
FOOD SERVICE & RESTAURANTS-2.10%
Outback Steakhouse, Inc.                         7,500        331,575
P.F. Chang's China Bistro, Inc.+                 6,000        305,280
Provide Commerce, Inc.+                            100          1,517
Red Robin Gourmet Burgers+                       7,500        228,300
                                                         ------------
                                                              866,672
                                                         ------------

                       See notes to financial statements.

COMPANY                                      SHARES      MARKET VALUE
---------------------------------------------------------------------
GOVERNMENT AGENCY-0.82%
Fannie Mae                                       4,500   $    337,770
                                                         ------------

HEALTHCARE-0.46%
Molina Healthcare, Inc.+                         7,500        189,225
                                                         ------------

INSURANCE-1.26%
American International Group, Inc.               6,000        397,680
RenaissanceRe Holdings, Ltd.                     2,500        122,625
                                                         ------------
                                                              520,305
                                                         ------------
INTERNET SERVICES-1.20%
Yahoo!, Inc.+                                   11,000        496,870
                                                         ------------

LODGING-0.78%
Marriott International, Inc.                     7,000        323,400
                                                         ------------

MANUFACTURING-1.55%
Corning, Inc.+                                  38,500        401,555
Dover Corp.                                      6,000        238,500
                                                         ------------
                                                              640,055
                                                         ------------
MEDICAL - BIOTECHNOLOGY-3.88%
Amgen, Inc.+                                     7,000        432,600
Digene Corp.+                                   12,700        509,270
Genzyme Corp.+                                  13,400        661,156
                                                         ------------
                                                            1,603,026
                                                         ------------

MEDICAL PRODUCTS-3.78%
Advanced Neuromodulation Systems, Inc.+          4,500        206,910
Boston Scientific Corp.+                        16,000        588,160
Medtronic, Inc.                                  3,000        145,830
Respironics, Inc.+                               4,500        202,905
St. Jude Medical, Inc.+                          6,500        398,775
Ventana Medical Systems, Inc.+                     500         19,700
                                                         ------------
                                                            1,562,280
                                                         ------------
MULTIMEDIA-0.79%
Viacom, Inc., Class B                            7,400        328,412
                                                         ------------

OIL & GAS PRODUCERS-1.30%
ENSCO International, Inc.                        1,500         40,755
XTO Energy, Inc.                                17,500        495,250
                                                         ------------
                                                              536,005
                                                         ------------

OIL & GAS SERVICES & EQUIPMENT-0.95%
Smith International, Inc.+                       9,500        394,440
                                                         ------------

PHARMACEUTICAL-7.68%

Eli Lilly & Co.                                  4,000        281,320
Gilead Sciences, Inc.+                          12,500        726,750
Mylan Laboratories, Inc.                        10,250        258,915
Pfizer, Inc.                                    30,700      1,084,631
Taro Pharmaceutical Industries, Ltd.+            5,200        335,400
Teva Pharmaceutical Industries, Ltd., ADR          500         28,355
Watson Pharmaceuticals, Inc.+                    4,500        207,000
Wyeth                                            5,900        250,455
                                                         ------------
                                                            3,172,826
                                                         ------------

RETAIL - INTERNET-2.03%
eBay, Inc.+                                     13,000   $    839,670
                                                         ------------

RETAIL STORES-8.94%
Best Buy Company, Inc.                             500         26,120
Chico's FAS, Inc.+                               6,500        240,175
Dick's Sporting Goods, Inc.+                     1,600         77,856
Guitar Center, Inc.+                             5,700        185,706
Home Depot, Inc., The                            7,500        266,175
Lowe's Companies, Inc.                           5,100        282,489
PETCO Animal Supplies, Inc.+                    22,200        675,990
PETsMART, Inc.                                  30,000        714,000
Ross Stores, Inc.                               22,500        594,675
Whole Foods Market, Inc.+                        9,400        631,022
                                                         ------------
                                                            3,694,208
                                                         ------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-2.09%
Amdocs, Ltd., ADR+                              15,000        337,200
Polycom, Inc.+                                   6,000        117,120
UTStarcom, Inc.+                                11,000        407,770
                                                         ------------
                                                              862,090
                                                         ------------
TELECOMMUNICATIONS - WIRELESS-0.58%
Nextel Communications, Inc.+                     8,500        238,510
                                                         ------------

TEXTILES & APPAREL-0.41%
Coach, Inc.+                                     4,500        169,875
                                                         ------------

TRANSPORTATION-0.50%
Expeditors International of Washington,
  Inc.                                           5,500        207,130
                                                         ------------

VETERINARY PRODUCTS & SERVICES-0.34%
VCA Antech, Inc.+                                4,600        142,508
                                                         ------------

TOTAL COMMON STOCK
  (Cost $32,890,368)                                       39,734,776
                                                         ------------

TOTAL INVESTMENTS
  (Cost $32,890,368)                             96.14%    39,734,776
Other assets, less liabilities                    3.86      1,596,193
                                          ------------   ------------

TOTAL NET ASSETS                                100.00%  $ 41,330,969
                                          ============   ============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

                                PORTFOLIO MANAGER
                             Lord, Abbett & Co. LLC
                                (Since 05/01/99)

                            F. THOMAS O'HALLORAN, CFA
                                     PARTNER

                          -  Joined Lord, Abbett & Co. LLC in 2001
                          -  A.B. from Bowdoin College
                          -  M.B.A. from Columbia University Business School
                          -  Law degree from Boston College Law School
                          -  16 years of investment experience
                          -  Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
                Seeks growth of capital by primarily investing in
                        common stocks of small companies.

                            NET ASSETS AS OF 12/31/03
                                   $72,514,353

[CHART]

Common Stock            95.48%
Cash                     4.52%

                               NUMBER OF HOLDINGS

                                       153

                            PERCENT OF
TOP TEN HOLDINGS            PORTFOLIO++
---------------------------------------
Cabot Microelectronics        1.49%
Kronos, Inc.                  1.43%
Corporate Executive
  Board Co., The              1.33%
NetFlix.com, Inc.             1.10%
SRA International, Inc.       1.09%
AnnTaylor Stores Corp.        1.05%
Engineered Support
  Systems, Inc.               1.04%
Advanced Digital
  Information Corp.           1.03%
Fossil, Inc.                  1.01%
Linens 'N Things, Inc.        1.00%

                            PERCENT OF
TOP TEN INDUSTRIES          PORTFOLIO++
---------------------------------------
Retail Stores                 7.73%
Electronics - Semiconductors  6.57%
Computer Software             6.31%
Pharmaceutical                6.13%
Medical Products              5.65%
Computer Network              4.94%
Computer Information
  & Technology                4.55%
Consulting Services           3.86%
Healthcare                    3.84%
Human Resources               3.73%

               ++Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

   MARKET REVIEW

   War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

   In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

   The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

   As the economy entered the final months of 2003, gross domestic product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord, Abbett & Co. LLC believes 2004 will offer a clearer picture in the job market.

   PORTFOLIO REVIEW

   Although the broad market experienced substantial gains last year, the strongest gains came from what we would consider to be relatively speculative companies. In our opinion, the pessimism prevalent during the 2000 - 2002 bear market caused these companies to fall to extremes of valuation, in some ways mirroring the optimistic extremes they had reached in early 2000. As the market recovered in 2003, the smaller and rather speculative companies enjoyed the strongest rebounds. For example, while the Russell 2000(R) Growth Index returned 48.5% last year, those Index holdings with market capitalizations of under $500 million returned 63%. Similarly, the group of non-earnings companies within the Russell 2000(R) Growth Index had an aggregate gain of nearly 72%.

   As the year progressed, we focused on reducing the Small Company Portfolio's exposure to "conservative growth" stocks and on increasing its exposure to more cyclical holdings. The Portfolio's weight in the Healthcare sector fell by less than 7 percentage points. In our opinion this area, which had provided good returns for the Portfolio, has become more fully valued versus other segments of the market. We added almost 4 percentage points to the technology sector, and
3.5 percentage points to the materials and processing sector, which we expect should continue to benefit from an expanding economy.

   The most significant overweight versus the Russell 2000(R) Growth Index is in the consumer discretionary sector. Within this sector, the commercial services industry accounts for a significant portion of the Portfolio's overweight. We believe this industry should be leveraged to both the cyclical economic recovery and an anticipated increase in corporate infrastructure.

   The most significant underweight versus the Russell 2000(R) Growth Index continues to be in the financial services sector. While we have added to the Portfolio's exposure to certain economically sensitive companies in this area, we do not believe the interest rate environment will be particularly beneficial for financial services companies. As a result, we continue to maintain the Portfolio's sector underweight in financial services.

   OUTLOOK

   Although we do not expect gains in 2004 to rival the gains of 2003, we believe that market strength should continue. Many of the Portfolio's holdings participated in last year's rally, with the market generally experiencing some of the best advance-decline statistics of the past 50 years. Currently, the economic expansion continues apace while interest rates remain relatively stable. Furthermore, 2004 is a presidential election year; this has tended to provide a cyclical boost to markets in the past.

[CHART]

          SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE             SMALL COMPANY PORTFOLIO          RUSSELL 2000(R) GROWTH INDEX
--------           -----------------------          ----------------------------
04/18/86                     10,000                             10,000
06/30/86                     10,372                             10,400
09/30/86                      9,863                              8,710
12/31/86                     10,565                              8,806
03/31/87                     11,914                             11,200
06/30/87                     12,813                             11,045
09/30/87                     13,698                             11,403
12/31/87                     10,395                              7,883
03/31/88                     12,119                              9,256
06/30/88                     13,176                              9,844
09/30/88                     13,151                              9,573
12/31/88                     13,129                              9,489
03/31/89                     14,183                             10,194
06/30/89                     15,054                             10,853
09/30/89                     16,226                             11,823
12/31/89                     15,669                             11,403
03/31/90                     15,299                             11,100
06/30/90                     15,505                             11,801
09/30/90                     12,071                              8,721
12/31/90                     12,759                              9,418
03/31/91                     15,336                             12,295
06/30/91                     15,663                             11,869
09/30/91                     16,103                             13,149
12/31/91                     16,999                             14,238
03/31/92                     18,699                             14,628
06/30/92                     17,992                             12,871
09/30/92                     18,527                             13,121
12/31/92                     21,506                             15,345
03/31/93                     22,691                             15,070
06/30/93                     22,524                             15,504
09/30/93                     23,910                             16,951
12/31/93                     24,925                             17,397
03/31/94                     24,982                             16,688
06/30/94                     24,337                             15,636
09/30/94                     26,469                             17,097
12/31/94                     26,834                             16,974
03/31/95                     28,241                             17,905
06/30/95                     29,736                             19,682
09/30/95                     33,164                             21,920
12/31/95                     34,809                             22,244
03/31/96                     37,702                             23,521
06/30/96                     39,076                             24,896
09/30/96                     38,570                             24,684
12/31/96                     40,537                             24,749
03/31/97                     38,833                             22,153
06/30/97                     44,729                             26,042
09/30/97                     52,097                             30,448
12/31/97                     50,105                             27,953
03/31/98                     53,395                             31,274
06/30/98                     51,272                             29,478
09/30/98                     39,894                             22,886
12/31/98                     44,205                             28,296
03/31/99                     40,113                             27,821
06/30/99                     43,794                             31,925
09/30/99                     41,405                             30,354
12/31/99                     50,480                             40,489
03/31/00                     51,933                             44,246
06/30/00                     44,989                             40,985
09/30/00                     44,744                             39,358
12/31/00                     41,460                             31,408
03/31/01                     34,321                             26,634
06/30/01                     39,719                             31,420
09/30/01                     30,681                             22,597
12/31/01                     38,482                             28,509
03/31/02                     38,439                             27,950
06/30/02                     34,030                             23,562
09/30/02                     26,106                             18,491
12/31/02                     27,339                             19,880
03/31/03                     26,481                             19,109
06/30/03                     32,136                             23,723
09/30/03                     35,307                             26,207
12/31/03                     38,363                             29,530

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                         RUSSELL 2000(R)
                 SMALL      GROWTH
                COMPANY      INDEX
1 YEAR           40.32%      48.54%
5 YEAR           -2.79%       0.86%
10 YEAR           4.40%       5.43%
INCEPTION         7.89%       6.30%

                                 INCEPTION DATE
                                 APRIL 18, 1986

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                DECEMBER          DECEMBER          DECEMBER         DECEMBER          DECEMBER
                                                31, 2003          31, 2002          31, 2001         31, 2000          31, 1999
 Net asset value, beginning of period       $          9.78   $         13.76   $         14.83   $         18.05   $        16.24

 INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                  (0.08)                                                                 (0.02)
 Net gains and losses on securities
   (both realized and unrealized)                      4.02             (3.98)            (1.07)            (3.22)            2.22
                                            ---------------   ---------------   ---------------   ---------------   --------------

   Total from investment operations                    3.94             (3.98)            (1.07)            (3.22)            2.20

 LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income                                                                                        (0.02)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                                                            (0.37)
 Distributions in excess of capital gains
                                            ---------------   ---------------   ---------------   ---------------   --------------

 Total distributions                                   0.00              0.00              0.00              0.00            (0.39)

Net asset value, end of period              $         13.72   $          9.78   $         13.76   $         14.83   $        18.05
                                            ===============   ===============   ===============   ===============   ==============

Total Return (A)                                      40.32%           (28.96%)           (7.18%)          (17.87%)          14.20%

Ratios to Average Net Assets:
 Expenses                                              0.92%             0.86%             0.86%             0.83%            0.86%
 Net investment loss                                  (0.74%)           (0.73%)           (0.64%)           (0.54%)          (0.14%)

Portfolio Turnover Rate                              111.84%            57.24%            57.96%            54.38%          143.95%

Net Assets, At End of Period                $    72,514,353   $    51,865,535   $    78,543,761   $    80,284,431   $   92,991,539

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--96.56%

COMPANY                                       SHARES     MARKET VALUE
---------------------------------------------------------------------
AEROSPACE & DEFENSE-1.10%
Engineered Support Systems, Inc.                13,860   $    763,132
Taser International, Inc.+                         400         32,948
                                                         ------------
                                                              796,080
                                                         ------------

AIRLINES-0.82%
SkyWest, Inc.                                   32,800        594,336
                                                         ------------

AUTOMOTIVE PARTS & EQUIPMENT-0.62%
CLARCOR, Inc.                                   10,160        448,056
                                                         ------------

AUTOMOTIVE SALES & SERVICES-0.19%
Thor Industries, Inc.                            2,500        140,550
                                                         ------------

BANKING-2.86%
Greater Bay Bancorp                             17,000        484,160
Nara Bancorp, Inc.                               8,440        230,412
Silicon Valley Bancshares+                      11,500        414,805
Southwest Bancorporation of Texas, Inc.          9,900        384,615
Texas Regional Bancshares, Inc.                 15,200        562,400
                                                         ------------
                                                            2,076,392
                                                         ------------

BUILDING MATERIALS-0.39%
Simpson Manufacturing Company, Inc.+             5,600        284,816
                                                         ------------

CHEMICALS-1.51%
Cabot Microelectronics Corp.+                   22,300      1,092,696
                                                         ------------

COMMERCIAL SERVICES-2.33%
CoStar Group, Inc.+                              8,590        358,031
G&K Services, Inc.                               7,730        284,078
Healthcare Services Group, Inc.                 19,458        375,345
Macrovision Corp.+                              29,700        670,923
                                                         ------------
                                                            1,688,377
                                                         ------------
COMPUTER EQUIPMENT & SERVICES-1.89%
Advanced Digital Information Corp.+             54,100        757,400
eCollege.com, Inc.+                             10,220        188,661
Hutchinson Technology, Inc.+                    13,780        423,597
                                                         ------------
                                                            1,369,658
                                                         ------------
COMPUTER INFORMATION & TECHNOLOGY-4.60%
CGI Group, Inc.+                                     2             13
FactSet Research Systems, Inc.                  10,600        405,026
Jack Henry & Associates, Inc.                   16,800        345,744
Kronos, Inc.+                                   26,450      1,047,685
Manhattan Associates, Inc.+                     16,030        443,069
ManTech International Corp.+                    11,700        291,915
NetFlix.com, Inc.+                              14,700        803,943
                                                         ------------
                                                            3,337,395
                                                         ------------

COMPUTER NETWORK-4.99%
@Road, Inc.+                                    25,800   $    343,140
Altiris, Inc.+                                  11,700        426,816
Avocent Corp.+                                  17,000        620,840
Digital River, Inc.+                            23,500        519,350
MicroStrategy, Inc.+                             8,400        440,832
Packeteer, Inc.+                                27,700        470,346
SRA International, Inc.+                        18,550        799,505
                                                         ------------
                                                            3,620,829
                                                         ------------
COMPUTER SOFTWARE-6.38%
Ascential Software Corp.+                       14,975        388,302
Avid Technolgy, Inc.+                            7,300        350,400
Embarcadero Technologies, Inc.+                 25,490        406,566
Informatica Corp.+                              51,570        531,171
Macromedia, Inc.+                               23,600        421,024
Magma Design Automation, Inc.+                  20,700        483,138
Quest Software, Inc.+                           36,200        514,040
Retek, Inc.+                                    51,200        475,136
Take-Two Interactive Software, Inc.+            14,500        417,745
TIBCO Software, Inc.+                           94,700        641,119
                                                         ------------
                                                            4,628,641
                                                         ------------
CONSULTING SERVICES-3.90%
Advisory Board Co., The+                        12,000        418,920
Charles River Associates, Inc.+                 10,400        332,696
Corporate Executive Board Co., The+             20,820        971,669
Forrester Research, Inc.+                       15,800        282,346
Maximus, Inc.+                                  11,840        463,299
Navigant Consulting Co.+                        19,210        362,301
                                                         ------------
                                                            2,831,231
                                                         ------------
COSMETICS & PERSONAL CARE-0.36%
Steiner Leisure, Ltd., ADR+                     18,100        258,830
                                                         ------------

DELIVERY & FREIGHT SERVICES-0.70%
EGL, Inc.+                                      28,900        507,484
                                                         ------------

EDUCATIONAL SERVICES-1.47%
Bright Horizons Family Solutions, Inc.+          8,450        354,900
ITT Educational Services, Inc.+                 11,800        554,246
Universal Technical Institute, Inc.+             5,300        159,000
                                                         ------------
                                                            1,068,146
                                                         ------------
ELECTRONIC COMPONENTS-2.91%
Applied Films Corp.+                            15,130        499,593
FLIR Systems, Inc.+                              8,000        292,000
II-VI, Inc.+                                    11,780        303,924
Trimble Navigation, Ltd.+                       14,600        543,704
Varian, Inc.+                                   11,300        471,549
                                                         ------------
                                                            2,110,770
                                                         ------------

                       See notes to financial statements.

COMPANY                                       SHARES     MARKET VALUE
---------------------------------------------------------------------
ELECTRONICS-0.88%
Digital Theater Systems, Inc.+                  13,700   $    338,253
Electronics Boutique Holdings Corp.+            13,100        299,859
                                                         ------------
                                                              638,112
                                                         ------------
ELECTRONICS - SEMICONDUCTORS-6.64%
Cree, Inc.+                                     31,700        560,773
Cymer, Inc.+                                     7,700        355,663
Integrated Circuit Systems, Inc.+               15,600        444,444
Microsemi Corp.+                                24,600        604,668
MKS Instruments, Inc.+                          14,260        413,540
Mykrolis Corp.+                                 21,500        345,720
O2Micro International, Ltd.+                    22,000        492,800
Power Integrations, Inc.+                       15,400        515,284
Silicon Laboratories, Inc.+                      9,800        423,556
Tessera Technologies, Inc.+                      7,460        140,323
Varian Semiconductor Equipment Associates+      11,900        519,911
                                                         ------------
                                                            4,816,682
                                                         ------------
ENGINEERING & CONSTRUCTION-0.73%
Granite Construction, Inc.                      22,370        525,471
                                                         ------------

ENTERTAINMENT & LEISURE-0.72%
Shuffle Master, Inc.+                           15,100        522,762
                                                         ------------

ENVIRONMENTAL CONTROLS-0.48%
Bennett Environmental, Inc.+                    16,700        345,022
                                                         ------------

FINANCIAL SERVICES-1.29%
Investment Technology Group, Inc.+              34,000        549,100
National Financial Partners Corp.+              13,900        382,945
                                                         ------------
                                                              932,045
                                                         ------------
FOOD PRODUCTS-0.84%
NBTY, Inc.+                                      9,800        263,228
United Natural Foods, Inc.+                      9,600        344,736
                                                         ------------
                                                              607,964
                                                         ------------
FOOD SERVICE & RESTAURANTS-0.99%
P.F. Chang's China Bistro, Inc.+                14,100        717,408
                                                         ------------

HEALTHCARE-3.89%
AMERIGROUP Corp.+                               15,800   $    673,870
Centene Corp.+                                  16,750        469,168
Molina Healthcare, Inc.+                        14,030        353,977
Odyssey Healthcare, Inc.+                       11,710        342,635
Renal Care Group, Inc.+                         12,800        527,360
VistaCare, Inc.+                                12,850        451,678
                                                         ------------
                                                            2,818,688
                                                         ------------
HUMAN RESOURCES-3.77%
Administaff, Inc.+                              29,620        514,796
Exult, Inc.+                                    66,900        476,328
Gevity HR, Inc.                                 15,500        344,720
Heidrick & Struggles International, Inc.+       18,240        397,632
Korn/Ferry International+                       11,210        149,541
PAREXEL International Corp.+                    26,700        434,142
Resources Connection, Inc.+                     15,210        415,385
                                                         ------------
                                                            2,732,544
                                                         ------------
INTERNET SERVICES-3.75%
Digital Insight Corp.+                          19,010        473,349
FindWhat.com+                                   15,200        285,000
NIC, Inc.+                                      45,300        363,759
S1 Corp.+                                       44,920        361,606
Sohu.com, Inc.+                                 20,400        612,204
United Online, Inc.+                            37,050        622,070
                                                         ------------
                                                            2,717,988
                                                         ------------
MANUFACTURING-0.48%
Matthews International Corp.                    11,700        346,203
                                                         ------------

MEDICAL - BIOTECHNOLOGY-2.68%
Affymetrix, Inc.+                               23,200        570,952
Bio-Rad Laboratories, Inc.+                     10,100        582,467
Corixa Corp.+                                   58,400        352,736
Molecular Devices Corp.+                        23,100        438,669
                                                         ------------
                                                            1,944,824
                                                         ------------
MEDICAL PRODUCTS-5.71%
Cooper Companies, Inc., The                     10,700        504,291
Diagnostic Products Corp.                        8,900        408,599
Integra LifeSciences Holdings+                  16,280        466,096
Medicines Co., The+                             13,300        391,818
Priority Healthcare Corp.+                      26,400        636,504
QLT PhotoTherapeutics, Inc.+                    28,100        529,685
Techne Corp.+                                   15,180        573,500
Wright Medical Group, Inc.+                     20,750        631,630
                                                         ------------
                                                            4,142,123
                                                         ------------

See notes to financial statements.

COMPANY                                       SHARES     MARKET VALUE
---------------------------------------------------------------------
MEDICAL SUPPLIES-0.85%
Wilson Greatbatch Technologies, Inc.+           14,600   $    617,142
                                                         ------------

MINING & METALS -
  FERROUS & NONFERROUS-0.37%

Schnitzer Steel Industries, Inc.                 4,400        266,200
                                                         ------------

OIL & GAS PRODUCERS-2.33%
Evergreen Resources, Inc.+                      17,400        565,674
Patina Oil & Gas Corp.                          11,206        548,982
Unit Corp.+                                     24,400        574,620
                                                         ------------
                                                            1,689,276
                                                         ------------
OIL & GAS SERVICES & EQUIPMENT-1.25%
Cal Dive International, Inc.+                   21,800        525,598
CARBO Ceramics, Inc.                             7,400        379,250
                                                         ------------
                                                              904,848
                                                         ------------
PHARMACEUTICAL-6.20%
Bradley Pharmaceuticals, Inc.+                  19,700        500,971
Cell Therapeutics, Inc.+                        41,180        358,266
ILEX Oncology, Inc.+                            27,700        588,625
Kos Pharmaceuticals, Inc.+                      12,200        525,088
K-V Pharmaceutical Co.+                         21,550        549,525
Ligand Pharmaceuticals, Inc.+                   30,900        453,921
Medicis Pharmaceutical Corp.                     6,600        470,580
Noven Pharmaceutical, Inc.+                     44,500        676,845
Pharmaceutical Product Development, Inc.+       13,870        374,074
                                                         ------------
                                                            4,497,895
                                                         ------------
PHOTO EQUIPMENT-0.91%
Lexar Media, Inc.+                              38,000        662,340
                                                         ------------

RESEARCH & DEVELOPMENT-0.40%
SFBC International, Inc.+                       11,000        292,160
                                                         ------------

RETAIL - INTERNET-0.76%
1-800-FLOWERS.COM, Inc.+                        22,700        251,062
Overstock.com, Inc.+                            15,200        301,872
                                                         ------------
                                                              552,934
                                                         ------------
RETAIL STORES-7.82%
Aeropostale, Inc.+                              10,500   $    287,910
AnnTaylor Stores Corp.+                         19,700        768,300
Christopher & Banks Corp.                       11,430        223,228
Cost Plus, Inc.+                                12,760        523,160
Fossil, Inc.+                                   26,390        739,184
Fred's, Inc.                                    15,100        467,798
GameStop Corp.+                                 26,300        405,283
Group 1 Automotive, Inc.+                       14,100        510,279
Hibbett Sporting Goods, Inc.+                   13,660        407,068
Linens 'N Things, Inc.+                         24,300        730,944
Urban Outfitters, Inc.+                         16,360        606,138
                                                         ------------
                                                            5,669,292
                                                         ------------
SECURITY SYSTEMS-0.66%
Armor Holdings, Inc.+                           18,230        479,631
                                                         ------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-2.99%
KVH Industries, Inc.+                           12,800        351,616
SeaChange International, Inc.+                  25,100        386,540
Sierra Wireless, Inc.+                          28,110        432,332
West Corp.+                                     18,540        430,684
Wireless Facilities, Inc.+                      38,300        569,138
                                                         ------------
                                                            2,170,310
                                                         ------------
TEXTILES & APPAREL-1.61%
Guess?, Inc.+                                   31,900        385,033
Kenneth Cole Productions, Inc.                  11,850        348,390
Timberland Co., The+                             8,300        432,181
                                                         ------------
                                                            1,165,604
                                                         ------------
TRANSPORTATION-0.54%
Werner Enterprises, Inc.                        19,900        387,851
                                                         ------------

TOTAL COMMON STOCK
  (Cost $60,659,909)                                       70,017,606
                                                         ------------

TOTAL INVESTMENTS
  (Cost $60,659,909)                             96.56%    70,017,606
Other assets, less liabilities                    3.44      2,496,747
                                            ----------   ------------

TOTAL NET ASSETS                                100.00%  $ 72,514,353
                                            ==========   ============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

                                PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.

                              ROBERT E. TURNER, CFA
                      CHAIRMAN AND CHIEF INVESTMENT OFFICER

                - Joined Turner Investment Partners, Inc. in 1990
                - Bachelor's degree from Bradley University
                - M.B.A. from Bradley University
                - 22 years of investment experience
                - Chartered Financial Analyst

                              CHRISTOPHER K. MCHUGH

                - Joined Turner Investment Partners, Inc. in 1990
                - Bachelor's degree from Philadelphia University
                - M.B.A. from St. Joseph's University
                - 18 years of investment experience

                             WILLIAM C. MCVAIL, CFA

                        - Joined Turner Investment Partners, Inc. in 1998
                        - Bachelor's degree from Vassar College
                        - 17 years of investment experience
                        - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
       Seeks capital appreciation by primarily investing in common stocks and other equity securities of midsize U.S. companies
          that are believed to offer strong earnings growth potential.

                            NET ASSETS AS OF 12/31/03
                                   $24,844,179

[CHART]

Common Stock       98.94%
Cash                1.06%

                               NUMBER OF HOLDINGS

                                       130

                                 PERCENT OF
TOP TEN HOLDINGS                 PORTFOLIO++
---------------------------------------------
Lam Research Corp.                  1.82%
CDW Corp.                           1.47%
Zimmer Holdings, Inc.               1.47%
Starbucks Corp.                     1.38%
VeriSign, Inc.                      1.32%
Ameritrade Holding Corp.            1.30%
Comverse Technology, Inc.           1.30%
International Game
  Technology                        1.24%
Henry Schein, Inc.                  1.17%
Sanmina-SCI Corp.                   1.16%

                                 PERCENT OF
TOP TEN INDUSTRIES               PORTFOLIO++
---------------------------------------------
Electronics - Semiconductors       10.37%
Medical Products                    7.20%
Pharmaceutical                      6.35%
Computer Equipment
  & Services                        6.29%
Financial Services                  6.00%
Retail Stores                       5.23%
Computer Software                   4.95%
Entertainment & Leisure             3.78%
Telecommunications -
  Equipment & Services              3.02%
Internet Services                   2.81%

               ++Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

   After three consecutive years of losses in the US equity markets, stocks delivered significant gains during 2003. A broad based rally drove all major market indices to double-digit returns. The Dow Jones Industrial Average gained more than 25 percent; the S&P 500(R) Index gained more than 28 percent and the Nasdaq Composite(R) Index gained more then 50 percent. Small capitalization stocks, as measured by results of the Russell 2000(R) Index, were up more than 47 percent, making this the best year for small caps in the 25 year history of the index. For the year, the Mid-Cap Growth Portfolio recorded a gain of 49.59%, outperforming the 42.71% gain posted by the Russell Midcap(R) Growth Index.

   Investors began the year cautiously, as they waited for news on the impending war in Iraq and

Wall Street scandals continued to plague the headlines. The rally began in mid-March, spurred on by low interest rates, strong consumer activity and the belief that the recovering economy would revive corporate earnings. Tax relief, strong economic data and demonstrable growth in corporate profits boosted investor confidence and sustained the rally through the fourth quarter.

   In December, both the Dow Jones Industrial Average and the Nasdaq Composite(R) broke significant psychological barriers, as the Dow surpassed the 10,000-point mark and the Nasdaq closed above 2,000 for the first time in nearly two years. We are also encouraged by the breadth of this year's market rally. Of the 499 stocks in the S&P 500(R) that traded for the entire year, 92 percent had positive returns. In addition, market volatility declined during 2003. We believe that both of these factors may indicate that the current rally is the initial phase of a longer-term upward bias in the market.

   Holdings in the traditional growth sectors of technology, consumer discretionary and healthcare contributed the most to performance for the year. Specific areas of strength in technology included packaged software and telecommunication equipment companies. Bright spots in consumer discretionary sector included retailers, Coach and Chico's, and cruise line operator, Royal Caribbean Cruises, Ltd. In healthcare, the Portfolio's holdings in biotechnology, managed healthcare and pharmaceuticals contributed to results for the year. The Portfolio's holdings in the autos and transportation and utilities sectors, specifically companies in the airlines and wireless communications industries hurt performance results for the year.

   We believe a rebound in corporate spending, low interest rates and an improving outlook for employment will have a favorable impact on economic activity and should sustain economic growth well into 2004. We continue to focus on investing in companies that are best positioned to benefit from improving trends and to deliver long-term earnings growth.

[CHART]

         MID-CAP GROWTH PORTFOLIO AND THE RUSSELL MIDCAP(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE            MID-CAP GROWTH PORTFOLIO        RUSSELL MID-CAP(R) GROWTH INDEX
--------          ------------------------        -------------------------------
05/01/01                     10,000                             10,000
06/30/01                     10,013                              9,822
09/30/01                      6,865                              7,091
12/31/01                      8,583                              9,011
03/31/02                      8,281                              8,851
06/30/02                      6,671                              7,235
09/30/02                      5,477                              5,992
12/31/02                      5,870                              6,555
03/31/03                      5,937                              6,554
06/30/03                      7,101                              7,783
09/30/03                      7,819                              8,340
12/31/03                      8,780                              9,355

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND
OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                           RUSSELL
                           MIDCAP(R)
                MID-CAP    GROWTH
                GROWTH      INDEX
1 YEAR          49.59%     42.71%
INCEPTION       -4.76%     -2.47%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                              PERIOD FROM
                                                                              MAY 1, 2001
                                              YEAR ENDED      YEAR ENDED        THROUGH
                                               DECEMBER        DECEMBER         DECEMBER
                                               31, 2003        31, 2002       31, 2001 (A)
 Net asset value, beginning of period        $        5.87   $        8.58   $       10.00

INCOME FROM INVESTMENT OPERATIONS

 Net investment loss                                 (0.05)
 Net gains and losses on securities
   (both realized and unrealized)                     2.96           (2.71)          (1.42)
                                             -------------   -------------   -------------

 Total from investment operations                     2.91           (2.71)          (1.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                             -------------   -------------   -------------

 Total distributions                                  0.00            0.00            0.00

Net asset value, end of period               $        8.78   $        5.87   $        8.58
                                             =============   =============   =============

Total Return (B)                                     49.59%         (31.62%)        (14.17%)

Ratios to Average Net Assets:
 Expenses                                             1.14%           1.16%           1.24% (C)
 Net investment loss                                 (0.89%)         (0.94%)         (0.99%)(C)

Portfolio Turnover Rate                             167.27%         236.16%         182.81%

Net Assets, At End of Period                 $  24,844,179   $  12,424,488   $  11,586,092

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

               See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--98.92%

COMPANY                                       SHARES     MARKET VALUE
---------------------------------------------------------------------
ADVERTISING-1.42%
Interpublic Group of Companies, Inc., The+      12,980   $    202,488
Monster Worldwide, Inc.+                         6,890        151,304
                                                         ------------
                                                              353,792
                                                         ------------
AIRLINES-0.42%
AirTran Holdings, Inc.+                          8,660        103,054
                                                         ------------

AUTOMOTIVE PARTS & EQUIPMENT-0.69%
Cummins, Inc.                                    3,500        171,290
                                                         ------------

BANKING-1.07%
Silicon Valley Bancshares+                       2,960        106,767
Sovereign Bancorp, Inc.                          6,700        159,125
                                                         ------------
                                                              265,892
                                                         ------------
BROADCASTING-1.85%
Univision Communications, Inc.+                  6,550        259,970
XM Satellite Radio Holdings, Inc.+               7,560        199,282
                                                         ------------
                                                              459,252
                                                         ------------
CHEMICALS-1.77%
Air Products & Chemicals, Inc.                   3,530        186,490
Ecolab, Inc.                                     9,250        253,173
                                                         ------------
                                                              439,663
                                                         ------------
COMMERCIAL SERVICES-1.41%
Alliance Data Systems Corp.+                     6,740        186,563
Cintas Corp.                                     3,270        163,925
                                                         ------------
                                                              350,488
                                                         ------------
COMPUTER EQUIPMENT & SERVICES-6.29%
CDW Corp.                                        6,340        366,195
CheckFree Corp.+                                 5,840        161,476
Comverse Technology, Inc.+                      18,400        323,656
Fiserv, Inc.+                                    6,390        252,469
SunGard Data Systems, Inc.+                      9,900        274,329
Zebra Technologies Corp.+                        2,790        185,172
                                                         ------------
                                                            1,563,297
                                                         ------------
COMPUTER NETWORK-0.73%
NetScreen Technologies, Inc.+                    7,370        182,408
                                                         ------------

COMPUTER SOFTWARE-4.95%
Adobe Systems, Inc.                              6,740        264,882
Citrix Systems, Inc.+                            6,460        137,017
Macromedia, Inc.+                                5,870        104,721
Mercury Interactive Corp.+                       4,480        217,907
Pixar, Inc.+                                     1,690        117,100
Red Hat, Inc.+                                   6,930        130,076
Siebel Systems, Inc.+                           18,570        257,566
                                                         ------------
                                                            1,229,269
                                                         ------------

EDUCATIONAL SERVICES-0.49%
Education Management Corp.+                      3,900   $    121,056
                                                         ------------

ELECTRONIC COMPONENTS-1.63%
AU Optronics Corp., ADR                          9,880        117,770
Sanmina-SCI Corp.+                              22,810        287,634
                                                         ------------
                                                              405,404
                                                         ------------
ELECTRONICS-1.78%
Molex, Inc.                                      7,270        253,650
Vishay Intertechnology, Inc.+                    8,270        189,383
                                                         ------------
                                                              443,033
                                                         ------------
ELECTRONICS - SEMICONDUCTORS-10.37%
Agere Systems, Inc.+                            55,970        170,709
Cymer, Inc.+                                     3,980        183,836
Fairchild Semiconductor Co.+                     8,310        207,501
FormFactor, Inc.+                                7,400        146,520
Integrated Device Technology, Inc.+             11,800        202,606
KLA-Tencor Corp.+                                4,370        256,388
Lam Research Corp.+                             14,020        452,846
Marvell Technology Group, Ltd.+                  2,490         94,446
National Semiconductor Corp.+                    5,640        222,272
Novellus Systems, Inc.+                          6,780        285,099
PMC-Sierra, Inc.+                                9,840        198,276
Silicon Laboratories, Inc.+                      3,600        155,592
                                                         ------------
                                                            2,576,091
                                                         ------------
ENGINEERING & CONSTRUCTION-0.72%
Tetra Tech, Inc.+                                7,170        178,246
                                                         ------------

ENTERTAINMENT & LEISURE-3.78%
Electronic Arts, Inc.+                           5,450        260,401
International Game Technology                    8,650        308,805
MGM Mirage+                                      4,250        159,843
Royal Caribbean Cruises, Ltd.                    6,030        209,784
                                                         ------------
                                                              938,833
                                                         ------------
ENVIRONMENTAL CONTROLS-0.73%
Allied Waste Industries, Inc.+                  13,140        182,383
                                                         ------------

FINANCIAL SERVICES-6.00%
Ameritrade Holding Corp.+                       23,030        324,032
Investors Financial Services Corp.               6,580        252,738
Jefferies Group, Inc.                            3,830        126,467
Legg Mason, Inc.                                 3,620        279,392
Providian Financial Corp.+                      10,020        116,633
SEI Investments Co.                              6,970        212,376
T. Rowe Price Group, Inc.                        3,790        179,684
                                                         ------------
                                                            1,491,322
                                                         ------------

                       See notes to financial statements.

COMPANY                                       SHARES     MARKET VALUE
---------------------------------------------------------------------
FOOD PRODUCTS-1.51%
Dean Foods Co.+                                  4,300   $    141,341
Flowers Foods, Inc.                              2,940         75,852
NBTY, Inc.+                                      5,890        158,205
                                                         ------------
                                                              375,398
                                                         ------------
FOOD SERVICE & RESTAURANTS-1.82%
Cheesecake Factory, Inc., The+                   4,860        213,986
Rare Hospitality International, Inc.+            4,410        107,780
Ruby Tuesday, Inc.                               4,570        130,199
                                                         ------------
                                                              451,965
                                                         ------------
HEALTHCARE-2.58%
Community Health Care+                           3,780        100,472
Coventry Health Care, Inc.+                      1,770        114,147
Mid Atlantic Medical Services, Inc.+             4,290        277,992
PacifiCare Health Systems, Inc.+                 2,200        148,720
                                                         ------------
                                                              641,331
                                                         ------------
HUMAN RESOURCES-0.75%
Manpower, Inc.                                   3,970        186,908
                                                         ------------

INSURANCE-1.84%
Aetna, Inc.                                      2,990        202,064
Axis Capital Holdings, Ltd.                      3,540        103,651
Radian Group, Inc.                               3,130        152,588
                                                         ------------
                                                              458,303
                                                         ------------
INTERNET SERVICES-2.81%
CNET Networks, Inc.+                            28,060        191,369
SINA Corp.+                                      5,350        180,563
VeriSign, Inc.+                                 20,070        327,141
                                                         ------------
                                                              699,073
                                                         ------------
LODGING-1.56%
Marriott International, Inc.                     3,930        181,566
Starwood Hotels & Resorts Worldwide, Inc.        5,760        207,187
                                                         ------------
                                                              388,753
                                                         ------------
MANUFACTURING-2.19%
Corning, Inc.+                                  20,780        216,735
Eaton Corp.                                      1,780        192,204
SPX Corp.+                                       2,290        134,675
                                                         ------------
                                                              543,614
                                                         ------------
MEDICAL - BIOTECHNOLOGY-2.11%
Chiron Corp.+                                    3,810        217,132
Neurocrine Biosciences, Inc.+                    3,400        185,436
Universal Health Services, Inc., Class B         2,270        121,944
                                                         ------------
                                                              524,512
                                                         ------------

MEDICAL PRODUCTS-7.20%
AmerisourceBergen Corp.                          2,430   $    136,445
Fisher Scientific International, Inc.+           6,310        261,045
Gen-Probe, Inc.+                                 6,040        220,279
Henry Schein, Inc.+                              4,300        290,594
Invitrogen Corp.+                                2,650        185,500
Patterson Dental Co.+                            2,550        163,608
Varian Medical Systems, Inc.+                    2,430        167,913
Zimmer Holdings, Inc.+                           5,170        363,968
                                                         ------------
                                                            1,789,352
                                                         ------------
MEDICAL SUPPLIES-0.97%
DENTSPLY International, Inc.                     1,990         89,888
INAMED Corp.+                                    3,135        150,668
                                                         ------------
                                                              240,556
                                                         ------------
MINING & METALS -
  FERROUS & NONFERROUS-0.98%
Phelps Dodge Corp.+                              3,200        243,488
                                                         ------------

MINING & METALS - PRECIOUS-0.75%
Freeport-McMoRan Copper & Gold, Inc.,
  Class B                                        4,400        185,372
                                                         ------------

MOTOR VEHICLE MANUFACTURING-0.74%
Navistar International Corp.+                    3,820        182,940
                                                         ------------

OIL & GAS - INTEGRATED-1.12%
Nabors Industries, Ltd.+                         2,490        103,335
Williams Companies, Inc., The                   17,700        173,814
                                                         ------------
                                                              277,149
                                                         ------------
OIL & GAS PRODUCERS-1.14%
Chesapeake Energy Corp.                          8,860        120,319
XTO Energy, Inc.                                 5,740        162,442
                                                         ------------
                                                              282,761
                                                         ------------
OIL & GAS SERVICES & EQUIPMENT-1.08%
Smith International, Inc.+                       6,440        267,389
                                                         ------------

PACKAGING & CONTAINERS-0.51%
Crown Holdings, Inc.+                           13,900        125,934
                                                         ------------

PHARMACEUTICAL-6.34%
Caremark Rx, Inc.+                              10,630        269,258
Celgene Corp.+                                   4,730        212,945
IVAX Corp.+                                      8,990        214,681
Medicis Pharmaceutical Corp.                     2,630        187,519
Omnicare, Inc.                                   3,810        153,886
Pharmaceutical Resources, Inc.+                  3,330        216,950
Taro Pharmaceutical Industries, Ltd.+            2,600        167,700
Watson Pharmaceuticals, Inc.+                    3,330        153,180
                                                         ------------
                                                            1,576,119
                                                         ------------

                       See notes to financial statements.

COMPANY                                       SHARES     MARKET VALUE
---------------------------------------------------------------------
PHOTO EQUIPMENT-0.65%
Lexar Media, Inc.+                               9,280   $    161,750
                                                         ------------

PRODUCTION EQUIPMENT-0.66%
UNOVA, Inc.+                                     7,170        164,552
                                                         ------------

RETAIL STORES-5.23%
Chico's FAS, Inc.+                               6,520        240,914
Cost Plus, Inc.+                                 3,200        131,200
Rite Aid Corp.+                                 28,190        170,268
Starbucks Corp.+                                10,340        341,840
Tiffany & Co.                                    5,220        235,944
Williams-Sonoma, Inc.+                           5,120        178,022
                                                         ------------
                                                            1,298,188
                                                         ------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-3.02%
ADTRAN, Inc.                                     4,710        146,010
Avaya, Inc.+                                    10,040        129,918
CIENA Corp.+                                    20,270        134,593
Polycom, Inc.+                                   8,740        170,605
Wireless Facilities, Inc.+                      11,440        169,998
                                                         ------------
                                                              751,124
                                                         ------------
TELECOMMUNICATIONS - WIRELESS-0.37%
Western Wireless Corp.+                          5,000         91,800
                                                         ------------

TELECOMMUNICATIONS - WIRELINE-1.28%
Sonus Networks, Inc.+                           25,490   $    192,704
Time Warner Telecom, Inc.+                      12,280        124,396
                                                         ------------
                                                              317,100
                                                         ------------
TEXTILES & APPAREL-0.97%
Coach, Inc.+                                     6,410        241,978
                                                         ------------

TOYS-1.22%
Leapfrog Enterprises, Inc.+                      3,770        100,018
Marvel Enterprises, Inc.+                        6,950        202,315
                                                         ------------
                                                              302,333
                                                         ------------
TRANSPORTATION-0.93%
Expeditors International of Washington, Inc      2,700        101,682
GATX Corp.                                       4,580        128,148
                                                         ------------
                                                              229,830
                                                         ------------
UTILITIES - ELECTRIC & GAS-0.49%
AES Corp., The+                                 12,870        121,493
                                                         ------------

TOTAL COMMON STOCK
  (Cost $20,064,307)                                       24,575,838
                                                         ------------

TOTAL INVESTMENTS
  (Cost $20,064,307)                             98.92%    24,575,838
Other assets, less liabilities                    1.08        268,341
                                            ----------   ------------

TOTAL NET ASSETS                                100.00%  $ 24,844,179
                                            ==========   ============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           STRATEGIC GROWTH PORTFOLIO

                                PORTFOLIO MANAGER
                         T. Rowe Price Associates, Inc.*

                                 ROBERT W. SMITH
                                 VICE PRESIDENT

                         -  Joined T. Rowe Price Associates, Inc. in 1992
                         -  B.S. from University of Delaware
                         -  M.B.A. from Darden Graduate School of Business,
                              University of Virginia
                         -  16 years of investment experience

                        INVESTMENT OBJECTIVE AND STRATEGY
           Seeks long-term growth of capital by primarily investing in common stocks of a diversified group of growth companies.

                            NET ASSETS AS OF 12/31/03
                                   $89,650,865

* EFFECTIVE MAY 1, 2003, THE EMERGING GROWTH PORTFOLIO CHANGED ITS NAME TO THE STRATEGIC GROWTH PORTFOLIO, AND THE PORTFOLIO'S MANAGER CHANGED FROM MASSACHUSETTS FINANCIAL SERVICES COMPANY TO T. ROWE PRICE ASSOCIATES, INC.

[CHART]

Common Stock             96.89%
Cash                      0.76%
Short-Term Investments    2.35%

                               NUMBER OF HOLDINGS

                                       118

                         PERCENT OF
TOP TEN HOLDINGS+        PORTFOLIO++
------------------------------------
Citigroup, Inc.            3.75%
UnitedHealth Group, Inc.   3.18%
Microsoft Corp.            3.09%
Pfizer, Inc.               2.69%
American International
  Group, Inc.              2.37%
Cisco Systems, Inc.        1.70%
First Data Corp.           1.66%
Vodafone Group, PLC        1.56%
Target Corp.               1.48%
General Electric Co.       1.43%

  + Short-term investments excluded.

                          PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------
Banking                    8.70%
Retail Stores              7.85%
Broadcasting               7.24%
Pharmaceutical             6.17%
Insurance                  5.86%
Computer Equipment
  & Services               5.86%
Computer Software          5.34%
Financial Services         5.04%
Healthcare                 4.98%
Telecommunications -
  Wireless                 3.98%

               ++Represents market value of investments plus cash.

   MARKET ENVIRONMENT

   U.S. stocks rose sharply for the twelve months ended December 31, 2003. The widely followed S&P 500(R) Index finished the year with a more than 12% return in the final quarter. This performance boosted full-year results to more than 28% and marked the first positive year for equities since 1999. Investors bid up equities-large and small, growth and value, and just about everything in between-buoyed by favorable economic data, stronger earnings growth and rising global demand. Overall, the market sectors with the strongest gains for the one-year period were information technology, consumer discretionary and materials. In the large-cap universe, value equities edged growth stocks-but both delivered positive gains for the year.

   PORTFOLIO REVIEW

   ALTHOUGH THIS DOCUMENT IS AN ANNUAL REPORT, THE STRATEGIC GROWTH PORTFOLIO WAS MANAGED BY T. ROWE PRICE ASSOCIATES FROM MAY 1, 2003 THROUGH DECEMBER 31, 2003. THEREFORE, JUST EIGHT MONTHS OF PERFORMANCE AND REVIEW WILL BE PROVIDED.

   The Portfolio posted a strong gain since May 1, 2003 that outperformed the 22.12% return of the style-specific Russell 1000(R) Growth Index. Superior stock selection in financials significantly contributed to the Portfolio's relative and absolute performance from May 1, 2003 through December 31, 2003. Market-sensitive holdings provided strong gains-as improvements in the economy helped to sustain the market's rally throughout much of the last eight months of the year. Citigroup, Merrill Lynch and State Street were all top ten contributors to Portfolio results. Improving equity market sentiment, along with indications of stronger merger and IPO activity, benefited all three names. The Portfolio's largest holding, Citigroup, delivered a 26%-plus return and was the largest performance contributor for the eight-month period.

   The health care sector was the largest contributor to relative results versus the Russell 1000(R) Growth Index. Strength came mostly from health plans and pharmaceuticals during the period. Large-cap pharmaceuticals rallied sharply in the fourth quarter as investors sought their perceived safety near year end. Pfizer was a significant absolute contributor, returning more than 16% in the last eight months, however an underweight position hindered relative results. Another stand-out performer was United Health Group, which provided a nearly 28% return. Biovail and MedImmune were both drags on Portfolio performance as biotechs suffered during this period.

   The technology sector was the largest drag on relative results. This was largely due to stock selection and a severe underweight position versus the Russell 1000(R) Growth Index. In general, our IT holdings generated positive absolute returns, but lagged the technology group. First Data, for example, generated a small fourth-quarter gain after posting losses for much of the year.

   INVESTMENT OUTLOOK

   The global economic landscape continues to improve, but we believe that equity market returns in 2004 will not be as robust as they were in 2003. While we have high expectations for the first half of this year, rising interest rates and tougher year-on-year earnings comparisons could limit full-year appreciation. Business conditions for advertising and media companies, as well as selected financial and retail stocks, look promising. In general, these businesses are less sensitive to rising interest rates. As the year progresses, we believe investors will begin to focus on larger growth companies. These firms have the ability to produce consistent and sustainable earnings gains-and tend to flourish in a moderate growth economy.

[CHART]

          STRATEGIC GROWTH PORTFOLIO, THE RUSSELL 1000(R) GROWTH INDEX
                      AND THE RUSSELL 3000(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE        STRATEGIC GROWTH PORTFOLIO     RUSSELL 1000(R) GROWTH INDEX    RUSSELL 3000(R) GROWTH INDEX
--------     ----------------------------    ----------------------------    ----------------------------
05/01/95                10,000                          10,000                      10,000
06/30/95                10,962                          10,786                      10,757
09/30/95                12,821                          11,765                      11,758
12/31/95                13,291                          12,301                      12,256
03/31/96                14,225                          12,961                      12,919
06/30/96                15,349                          13,786                      13,734
09/30/96                15,938                          14,283                      14,165
12/31/96                15,724                          15,145                      14,940
03/31/97                14,483                          15,227                      14,859
06/30/97                17,184                          18,107                      17,652
09/30/97                19,507                          19,467                      19,139
12/31/97                18,942                          19,763                      19,234
03/31/98                22,928                          22,758                      22,087
06/30/98                22,878                          23,791                      22,876
09/30/98                19,792                          21,629                      20,530
12/31/98                25,180                          27,413                      25,971
03/31/99                25,977                          29,155                      27,466
06/30/99                28,236                          30,277                      28,731
09/30/99                28,521                          29,168                      27,650
12/31/99                44,444                          36,502                      34,755
03/31/00                49,202                          39,103                      37,293
06/30/00                43,636                          38,048                      36,162
09/30/00                44,396                          36,001                      34,249
12/31/00                35,923                          28,317                      26,964
03/31/01                26,368                          22,398                      21,435
06/30/01                26,667                          24,284                      23,393
09/30/01                19,166                          19,570                      18,710
12/31/01                23,291                          22,534                      21,671
03/31/02                22,030                          21,951                      21,121
06/30/02                17,797                          17,852                      17,220
09/30/02                14,760                          15,166                      14,553
12/31/02                15,408                          16,251                      15,596
03/31/03                15,316                          16,077                      15,401
06/30/03                17,774                          18,377                      17,699
09/30/03                18,223                          19,096                      18,472
12/31/03                20,339                          21,084                      20,427

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                      RUSSELL   RUSSELL
                      1000(R)   3000(R)
          STRATEGIC   GROWTH    GROWTH
           GROWTH      INDEX     INDEX
1 YEAR     32.00%      29.75%    30.97%
5 YEAR     -4.18%      -5.11%    -4.69%
INCEPTION   8.53%       8.98%     8.58%


                                 INCEPTION DATE
                                   MAY 1, 1995

Commencement of operations May 1, 1995. Past performance is not predicative of future performance

This graph compares an initial $10,000 investment made in the Strategic Growth Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000(R) Growth Index and the Russell 3000(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective May 1, 2003, T. Rowe Price Associates, Inc. began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-advisor.

Effective May 1, 2003, the performance benchmark of the Portfolio changed from the Russell 3000(R) Growth Index to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index better represents the investment objective of the Portfolio and its large focus.

The Russell 1000(R) Growth Index and Russell 3000(R) Growth Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               DECEMBER          DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                               31, 2003          31, 2002          31, 2001          31, 2000          31, 1999
  Net asset value, beginning of period      $         9.74    $        14.72    $        30.09    $        40.67    $        23.04

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.01             (0.10)
  Net gains and losses on securities
    (both realized and unrealized)                    3.12             (4.98)            (9.95)            (6.77)            17.73
                                            --------------    --------------    --------------    --------------    --------------
    Total from investment operations                  3.12             (4.98)            (9.95)            (6.76)            17.63

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                       (5.42)            (3.82)
  Distributions in excess of capital gains
                                            --------------    --------------    --------------    --------------    --------------

  Total distributions                                 0.00              0.00             (5.42)            (3.82)             0.00

Net asset value, end of period              $        12.86    $         9.74    $        14.72    $        30.09    $        40.67
                                            ==============    ==============    ==============    ==============    ==============

Total Return (A)                                     32.00%           (33.84%)          (35.16%)          (19.17%)           76.51%

Ratios to Average Net Assets:
  Expenses                                            0.92%             0.92%             0.94%             0.88%             0.94%
  Net investment income (loss)                        0.02%            (0.35%)           (0.21%)           (0.27%)           (0.42%)

Portfolio Turnover Rate                             104.75%           118.76%           270.07%           204.65%           163.56%

Net Assets, At End of Period                $   89,650,865    $   73,987,892    $  120,659,006    $  176,177,466    $  189,472,948

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--96.89%

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.33%
Omnicom Group, Inc.                                         3,400   $    296,922
                                                                    ------------

BANKING-8.70%
Citigroup, Inc.                                            69,350      3,366,249
Credit Suisse Group                                        17,500        640,261
Mellon Financial Corp.                                     27,460        881,741
Northern Trust Corp.                                       16,500        765,930
State Street Corp.                                         23,300      1,213,464
U.S. Bancorp                                               31,200        929,136
                                                                    ------------
                                                                       7,796,781
                                                                    ------------
BEVERAGES-1.40%
Coca-Cola Co., The                                         17,400        883,050
PepsiCo, Inc.                                               7,920        369,230
                                                                    ------------
                                                                       1,252,280
                                                                    ------------
BROADCASTING-7.24%
British Sky Broadcasting Group, PLC+                       33,000        415,306
Clear Channel Communications, Inc.                         25,730      1,204,936
Comcast Corp.+                                              3,600        118,332
Comcast Corp., Class A Special+                            40,610      1,270,281
EchoStar Communications Corp.+                             27,570        937,380
InterActiveCorp+                                           16,280        552,380
Liberty Media Corp.+                                       80,300        954,767
Univision Communications, Inc.+                            26,050      1,033,925
                                                                    ------------
                                                                       6,487,307
                                                                    ------------
COMMERCIAL SERVICES-0.86%
Cendant Corp.+                                             34,500        768,315
                                                                    ------------

COMPUTER EQUIPMENT & SERVICES-5.85%
Affiliated Computer Services, Inc.+                        22,420      1,220,993
Dell, Inc.+                                                34,310      1,165,168
First Data Corp.                                           36,280      1,490,745
Fiserv, Inc.+                                              23,240        918,212
SunGard Data Systems, Inc.+                                16,410        454,721
                                                                    ------------
                                                                       5,249,839
                                                                    ------------
COMPUTER NETWORK-1.70%
Cisco Systems, Inc.+                                       62,600      1,520,554
                                                                    ------------

COMPUTER SOFTWARE-5.34%
Adobe Systems, Inc.                                        10,800        424,440
Intuit, Inc.+                                              15,500        820,105
Mercury Interactive Corp.+                                  3,200        155,648
Microsoft Corp.                                           100,520      2,768,320
Siebel Systems, Inc.+                                      22,600        313,462
Symantec Corp.+                                             8,800        304,920
                                                                    ------------
                                                                       4,786,895
                                                                    ------------
COSMETICS & PERSONAL CARE-0.37%
Gillette Co., The                                           9,000        330,570
                                                                    ------------

DELIVERY & FREIGHT SERVICES-0.38%
United Parcel Service, Inc., Class B                        4,620        344,421
                                                                    ------------

DIVERSIFIED OPERATIONS-1.43%
General Electric Co.                                       41,510      1,285,980
                                                                    ------------

EDUCATIONAL SERVICES-1.02%
Apollo Group, Inc.+                                        13,500        918,000
                                                                    ------------

ELECTRONIC COMPONENTS-1.24%
Maxim Integrated Products, Inc.                             6,850   $    341,130
Synopsys, Inc.+                                             9,300        313,968
Xilinx, Inc.+                                              11,800        457,132
                                                                    ------------
                                                                       1,112,230
                                                                    ------------
ELECTRONICS-0.59%
Samsung Electronics Company, Ltd.                           1,400        529,920
                                                                    ------------

ELECTRONICS - SEMICONDUCTORS-1.96%
Analog Devices, Inc.                                        9,470        432,306
Applied Materials, Inc.+                                   28,400        637,580
Intel Corp.                                                21,500        692,300
                                                                    ------------
                                                                       1,762,186
                                                                    ------------
ENTERTAINMENT & LEISURE-3.04%
Carnival Corp.                                             19,800        786,654
E.W. Scripps Co., The                                       6,970        656,156
International Game Technology                              26,000        928,200
MGM Mirage+                                                 9,400        353,534
                                                                    ------------
                                                                       2,724,544
                                                                    ------------
FINANCIAL SERVICES-5.03%
Accenture, Ltd.+                                           25,650        675,108
American Express Co.                                        8,200        395,486
Charles Schwab Corp., The                                  29,700        351,648
Goldman Sachs Group, Inc., The                              3,000        296,190
MBNA Corp.                                                 10,700        265,895
Merrill Lynch & Company, Inc.                              20,370      1,194,701
Morgan Stanley                                             10,400        601,848
SLM Corp.                                                  19,470        733,630
                                                                    ------------
                                                                       4,514,506
                                                                    ------------
FOOD PRODUCTS-0.76%
General Mills, Inc.                                         6,500        294,450
Unilever, NV, ADR                                             600         38,940
Unilever, PLC                                              37,900        353,319
                                                                    ------------
                                                                         686,709
                                                                    ------------
FOOD SERVICE & RESTAURANTS-1.45%
Compass Group, PLC                                         96,000        653,061
Sysco Corp.                                                17,420        648,547
                                                                    ------------
                                                                       1,301,608
                                                                    ------------
GOVERNMENT AGENCY-1.93%
Fannie Mae                                                 17,050      1,279,773
Freddie Mac                                                 7,730        450,814
                                                                    ------------
                                                                       1,730,587
                                                                    ------------
HEALTHCARE-4.98%
Cardinal Health, Inc.                                       6,390        390,812
UnitedHealth Group, Inc.                                   49,000      2,850,820
WellPoint Health Networks, Inc.+                           12,580      1,220,134
                                                                    ------------
                                                                       4,461,766
                                                                    ------------
HUMAN RESOURCES-0.62%
Adecco, SA                                                  8,600        552,798
                                                                    ------------

INSURANCE-5.86%
Ace, Ltd.                                                  16,360        677,631
American International Group, Inc.                         32,000      2,120,960
China Life Insurance Co., Class H, ADR+                     5,200       171,444
Hartford Financial Services Group, Inc., The               13,400        791,002
Marsh & McLennan Companies, Inc.                           11,200        536,368
Medco Health Solutions, Inc.+                              10,200        346,698
Travelers Property Casualty Corp.                          36,134        606,329
                                                                    ------------
                                                                       5,250,432
                                                                    ------------

                       See notes to financial statements.

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
INTERNET SERVICES-0.67%
Yahoo!, Inc.+                                              13,330   $    602,116
                                                                    ------------

MANUFACTURING-2.36%
Danaher Corp.                                               9,510        872,543
Tyco International, Ltd.                                   47,000      1,245,500
                                                                    ------------
                                                                       2,118,043
                                                                    ------------
MEDICAL - BIOTECHNOLOGY-1.49%
Amgen, Inc.+                                               17,800      1,100,040
Genentech, Inc.+                                            2,500        233,925
                                                                    ------------
                                                                       1,333,965
                                                                    ------------
MEDICAL PRODUCTS-2.15%
Biomet, Inc.                                               11,500        418,715
Boston Scientific Corp.+                                    6,200        227,912
Johnson & Johnson                                          16,630        859,106
Medtronic, Inc.                                             8,700        422,907
                                                                    ------------
                                                                       1,928,640
                                                                    ------------
MINING & METALS -
  FERROUS & NONFERROUS-1.26%
Nucor Corp.                                                12,800        716,800
Rio Tinto, PLC                                             15,100        417,102
                                                                    ------------
                                                                       1,133,902
                                                                    ------------
MOTOR VEHICLE MANUFACTURING-0.92%
Harley-Davidson, Inc.                                      17,380        826,071
                                                                    ------------

MULTIMEDIA-2.10%
Time Warner, Inc.+                                         35,880        645,481
Viacom, Inc., Class B                                      27,810      1,234,208
                                                                    ------------
                                                                       1,879,689
                                                                    ------------
OIL & GAS - INTEGRATED-1.86%
ChevronTexaco Corp.                                         9,100        786,149
Exxon Mobil Corp.                                          21,500        881,500
                                                                    ------------
                                                                       1,667,649
                                                                    ------------
OIL & GAS SERVICES & EQUIPMENT-1.88%
Baker Hughes, Inc.                                         25,330        814,613
Schlumberger, Ltd.                                         15,900        870,048
                                                                    ------------
                                                                       1,684,661
                                                                    ------------
PHARMACEUTICAL-6.17%
Abbott Laboratories                                        12,660        589,956
Eli Lilly & Co.                                             2,170        152,616
Forest Laboratories, Inc.+                                 12,820        792,276
Gilead Sciences, Inc.+                                      9,400        546,516
MedImmune, Inc.+                                            9,110        231,394
Pfizer, Inc.                                               68,240      2,410,919
Sanofi-Synthelabo, SA                                       3,300        248,499
Wyeth                                                      13,100        556,095
                                                                    ------------
                                                                       5,528,271
                                                                    ------------
RETAIL - INTERNET-0.78%
eBay, Inc.+                                                10,800   $    697,572
                                                                    ------------

RETAIL STORES-7.85 %
Best Buy Company, Inc.                                     13,300        694,792
Family Dollar Stores, Inc.                                  8,100        290,628
Home Depot, Inc., The                                      32,000      1,135,680
Industria de Diseno Textil, SA                             13,000        264,001
Kingfisher, PLC                                            87,200        434,751
Kohl's Corp.+                                               7,160        321,770
Starbucks Corp.+                                           13,190        436,061
Target Corp.                                               34,560      1,327,104
Walgreen Co.                                               19,770        719,233
Wal-Mart de Mexico, SA de CV, Series V, ADR                10,000        285,034
Wal-Mart de Mexico, SA de CV, Series V                     71,000        202,373
Wal-Mart Stores, Inc.                                      17,410        923,601
                                                                    ------------
                                                                       7,035,028
                                                                    ------------
TELECOMMUNICATIONS - WIRELESS-3.98%
Crown Castle International Corp.+                          28,700        316,561
Nextel Communications, Inc.+                               39,000      1,094,340
NTT DoCoMo, Inc.                                               45        102,034
Vodafone Group, PLC                                       563,000      1,395,909
Vodafone Group, PLC, ADR                                   26,186        655,697
                                                                    ------------
                                                                       3,564,541
                                                                    ------------
TEXTILES & APPAREL-0.53%
Hermes International                                        2,467        477,343
                                                                    ------------

TOBACCO-0.81%
Altria Group, Inc.                                         13,300        723,786
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $71,789,093)                                                  86,866,427
                                                                    ------------

   SHORT-TERM INVESTMENTS--2.36%

                                                   PRINCIPAL VALUE
                                                   ---------------
INVESTMENT COMPANIES-2.36%
T. Rowe Price Reserve
  Investment Fund, 1.139%++                          $  2,111,374      2,111,374
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,111,374)                                                    2,111,374
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $73,900,467)                                        99.25%    88,977,801
Other assets, less liabilities                               0.75        673,064
                                                     ------------   ------------

TOTAL NET ASSETS                                           100.00%  $ 89,650,865
                                                     ============   ============

+  Non-income producing security.
++ Affiliated issuer. The T. Rowe Price Reserve Investment Fund is an open-end management investment company managed by T. Rowe Price Associates.
   The Reserve Fund is offered as a cash management option only to mutual funds and other accounts managed by T. Rowe Price Associates, Inc. and is not available to the public. The rate quoted is the seven-day effective yield of the Reserve Fund as of December 31, 2003.

   Investments in companies considered to be an affiliate of the Portfolio are as follows:

                                           BALANCE AT
                                          BEGINNING OF         GROSS              GROSS         MARKET VALUE         INTEREST
COMPANY                                      PERIOD           ADDITIONS        REDUCTIONS        AT 12/31/03          INCOME
T. Rowe Price Reserve Investment Fund    $           -     $     6,311,374   $     4,200,000   $     2,111,374   $        13,523
                                                                                               ===============   ===============

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

                                PORTFOLIO MANAGER
                       Wellington Management Company, LLP

                                 JAMES N. MORDY
                        SENIOR VICE PRESIDENT AND PARTNER

                        -  Joined Wellington Management Company, LLP in 1985
                        -  B.A. from Stanford University
                        - M.B.A. from The Wharton School of the University of Pennsylvania

                        INVESTMENT OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by primarily investing in equity securities of midsize companies that exhibit traditional value characteristics.

                            NET ASSETS AS OF 12/31/03
                                   $40,019,965

[CHART]

Common Stock           97.68%
Cash                    2.32%

                               NUMBER OF HOLDINGS

                                       79

                            PERCENT OF
TOP TEN HOLDINGS            PORTFOLIO++
---------------------------------------
Ambac Financial Group, Inc.   2.74%
Foot Locker, Inc.             2.56%
Vishay Intertechnology, Inc.  2.54%
Reinsurance Group
  of America, Inc.            2.45%
Republic Services, Inc.       2.44%
IHC Caland, NV                2.29%
XTO Energy, Inc.              2.19%
Arrow Electronics, Inc.       2.17%
CIT Group, Inc.               2.15%
UnionBanCal Corp.             2.08%


                            PERCENT OF
TOP TEN INDUSTRIES          PORTFOLIO++
---------------------------------------
Insurance                     9.16%
Banking                       7.01%
Retail Stores                 4.91%
Financial Services            4.88%
Oil & Gas Producers           4.77%
Utilities - Electric & Gas    4.69%
Manufacturing                 4.54%
Electronics                   4.48%
Agricultural Operations       3.95%
Packaging & Containers        3.67%

               ++Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

   MARKET REVIEW

   Stocks in general had a dramatic comeback beginning in the second quarter. The relative success of the Iraq conflict, the Fed's aggressive monetary policy, some evidence of a recovery in the manufacturing sector, and attractive equity valuations versus other investment alternatives provided a favorable environment for stocks and gave investors some optimism about economic prospects. Stocks continued a relatively smooth ride during the third and fourth quarters, supported by flows into equity funds and increasing momentum in the economy. Psychology reversed this year from the extreme risk aversion prevalent in 2002 and investor confidence returned.

   Early in the year, small caps lagged both mid and large caps, due to a combination of lower liquidity, less positive impact from a declining U.S. dollar, and less potential benefit from reduction in the taxation on corporate dividends. However, as the market improved, small caps outperformed mid caps, which in turn outperformed large caps. As a result, the valuation gap that existed over the last several years had largely closed by the end of the third quarter.

   PORTFOLIO REVIEW

   The Mid-Cap Value Portfolio fully participated in the strong appreciation of mid cap equities in 2003, posting returns that were in line with those of the Russell 2500(TM) Value Index. This despite the market cap bias of the Portfolio, which is above that of the Index and acted as a headwind given that smaller caps outperformed larger caps by a double-digit margin in 2003.

   For the year, Portfolio performance relative to the Index was particularly strong in the consumer discretionary sector, where strong stock selection was the primary driver of outperformance. Stock selection also provided a boost in the information technology sector, where our overweight position in this strong sector also contributed positively. Our underweight position in the utilities sector, which underperformed the Index as a whole, was also beneficial in 2003. On the negative side, relative performance was hampered by weak stock selection in the health care and materials sectors. Our overweight allocation to the lagging consumer staples sector also detracted from relative returns.

   Our top absolute contributors to performance during the year were: FAIRCHILD SEMICONDUCTOR, VISHAY INTERTECHNOLOGY, UNITEDGLOBALCOM, and FOOT LOCKER. Fairchild rose on improving fundamentals in the semiconductor industry, while Vishay benefited from an improving environment for technology. Demand has improved in a number of important markets like PCs and cell phones. Additionally there have been some initial signs of improvement in corporate IT spending in the U.S. UnitedGlobalCom had a very strong year, driven by top line growth and margin improvement. Footlocker rose significantly in the third quarter after upward earnings revisions.

   The largest absolute detractors in the Portfolio during 2003 were: AK STEEL, READER'S DIGEST, AND CAMBREX. AK Steel was sold in the second quarter after their relative cost position was hurt by unanticipated labor concessions at a number of bankrupt mills. Reader's Digest was also eliminated from the Portfolio, as it wasn't measuring up fundamentally. Finally, Cambrex was sold in the first quarter as fundamentals began to deteriorate.

   OUTLOOK

   The global economy seems poised for further expansion in 2004. We enter the year with evidence of an improving manufacturing sector, very low inventory levels, strong consumer confidence and some improvement in the employment picture. We expect the consumer will continue to enjoy higher disposable income, boosted during the first half of the year by tax cuts and later in the year by job growth. We also believe that business investment will strengthen. The sharp rebound in corporate profits is occurring in the context of historically low levels of capital spending. Tax considerations will provide another lift, as companies should take advantage of generous depreciation allowances that expire at the end of 2004.

   The Portfolio is positioned to benefit from the improved manufacturing environment with overweights in materials and industrials. We have reduced exposure to technology and consumer discretionary where we believe valuations have become stretched. Thus our current posture is somewhat less aggressive than during most of 2003. We also believe we could begin to see large cap outperformance in 2004, with our market cap bias working in our favor. Given the broad advance of stocks it is more challenging to identify significantly overlooked pockets of value, though we do continue to find selective opportunities in stocks that are either misunderstood or whose turnaround prospects are not appreciated. We've stuck to our value discipline which is to buy stocks with reasonable growth prospects that sell at a significant discounts.

[CHART]

          MID-CAP VALUE PORTFOLIO AND THE RUSSELL 2500(TM) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE            MID-CAP VALUE PORTFOLIO    RUSSELL 2500(TM) VALUE INDEX
--------          -----------------------    ----------------------------
05/01/01                  10,000                       10,000
06/30/01                  10,108                       10,340
09/30/01                   8,164                        9,053
12/31/01                   9,923                       10,526
03/31/02                  10,690                       11,422
06/30/02                   9,945                       11,024
09/30/02                   7,947                        8,999
12/31/02                   8,568                        9,536
03/31/03                   8,136                        9,081
06/30/03                   9,858                       11,014
09/30/03                  10,626                       11,869
12/31/03                  12,264                       13,820

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND
OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                           RUSSELL
                           2500(TM)
                MID-CAP     VALUE
                 VALUE      INDEX
1 YEAR           43.14%    44.93%
INCEPTION         7.95%    12.89%


                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2500(TM) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2500(TM) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                 PERIOD FROM
                                                                                 MAY 1, 2001
                                              YEAR ENDED        YEAR ENDED         THROUGH
                                               DECEMBER          DECEMBER          DECEMBER
                                               31, 2003          31, 2002        31, 2001 (A)
 Net asset value, beginning of period       $         8.57    $         9.92    $        10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                 (0.01)
 Net gains and losses on securities
   (both realized and unrealized)                     3.70             (1.35)            (0.08)
                                            --------------    --------------    --------------

 Total from investment operations                     3.69             (1.35)            (0.08)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                            --------------    --------------    --------------
 Total distributions                                  0.00              0.00              0.00

Net asset value, end of period              $        12.26    $         8.57    $         9.92
                                            ==============    ==============    ==============


Total Return (B)                                     43.14%           (13.66%)           (0.77%)

Ratios to Average Net Assets:
 Expenses                                             1.21%             1.20%             1.28% (C)
 Net Investment income (loss)                        (0.16%)           (0.06%)            0.04% (C)

Portfolio Turnover Rate                              59.63%            68.82%            34.15%

Net Assets, At End of Period                $   40,019,965    $   26,343,509    $   20,471,181

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--98.44%

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS-3.98%
Bunge, Ltd.                                                23,900   $    786,788
IMC Global, Inc.                                           81,100        805,323
                                                                    ------------
                                                                       1,592,111
                                                                    ------------
AIRLINES-0.99%
Continental Airlines, Inc., Class B+                        7,300        118,771
ExpressJet Holdings, Inc.+                                 18,600        279,000
                                                                    ------------
                                                                         397,771
                                                                    ------------
AUTOMOTIVE PARTS & EQUIPMENT-3.02%
BorgWarner, Inc.                                            7,200        612,504
Compagnie Generale des
  Etablissements Michelin, Class B                         12,955        594,479
                                                                    ------------
                                                                       1,206,983
                                                                    ------------
AUTOMOTIVE RENTALS-0.99%
United Rentals, Inc.+                                      20,500        394,830
                                                                    ------------
BANKING-7.06%
Bank of Hawaii Corp.                                        6,500        274,300
Comerica, Inc.                                             10,000        560,600
FirstMerit Corp.                                            9,300        250,821
Hibernia Corp.                                             32,500        764,075
UnionBanCal Corp.                                          14,600        840,084
Webster Financial Corp.                                     3,000        137,580
                                                                    ------------
                                                                       2,827,460
                                                                    ------------
BEVERAGES-2.03%
Constellation Brands, Inc.+                                24,700        813,371
                                                                    ------------

BUILDING CONSTRUCTION-0.81%
M.D.C. Holdings, Inc.                                       3,900        251,550
Toll Brothers, Inc.+                                        1,800         71,568
                                                                    ------------
                                                                         323,118
                                                                    ------------
BUILDING MATERIALS-1.68%
Rinker Group, Ltd.                                        136,545        673,877
                                                                    ------------

BUILDING SERVICES-1.19%
York International Corp.                                   12,900        474,720
                                                                    ------------

CHEMICALS-1.81%
Engelhard Corp.                                            24,200        724,790
                                                                    ------------

COMPUTER EQUIPMENT & SERVICES-2.19%
Arrow Electronics, Inc.+                                   37,900        877,006
                                                                    ------------

COMPUTER INFORMATION & TECHNOLOGY-0.50%
Unisys Corp.+                                              13,400        198,990
                                                                    ------------

CONSULTING SERVICES-1.48%
BearingPoint, Inc.+                                        58,700        592,283
                                                                    ------------

ELECTRICAL EQUIPMENT-0.36%
Hughes Supply, Inc.                                         2,900   $    143,898
                                                                    ------------

ELECTRONICS-4.51%
AMETEK, Inc.                                               12,200        588,772
Teradyne, Inc.+                                             7,500        190,875
Vishay Intertechnology, Inc.+                              44,775      1,025,348
                                                                    ------------
                                                                       1,804,995
                                                                    ------------
ELECTRONICS - SEMICONDUCTORS-3.56%
Axcelis Technologies, Inc.+                                57,900        591,738
Fairchild Semiconductor Co.+                               33,400        833,998
                                                                    ------------
                                                                       1,425,736
                                                                    ------------
ENTERTAINMENT & LEISURE-1.62%
Bally Total Fitness Holding Corp.+                         51,800        362,600
Penn National Gaming, Inc.+                                12,300        283,884
                                                                    ------------
                                                                         646,484
                                                                    ------------
ENVIRONMENTAL CONTROLS-2.46%
Republic Services, Inc.                                    38,400        984,192
                                                                    ------------

FINANCIAL SERVICES-4.92%
Ambac Financial Group, Inc.                                15,900      1,103,299
CIT Group, Inc.                                            24,100        866,395
                                                                    ------------
                                                                       1,969,694
                                                                    ------------
FOOD PRODUCTS-1.49%
Dean Foods Co.+                                            18,100        594,947
                                                                    ------------

FOOD SERVICE & RESTAURANTS-0.58%
CEC Entertainment, Inc.+                                    4,900        232,211
                                                                    ------------

HEALTHCARE-2.50%
Health Net, Inc.+                                          16,400        536,280
Oxford Health Plans, Inc.+                                 10,700        465,450
                                                                    ------------
                                                                       1,001,730
                                                                    ------------
HOUSEHOLD PRODUCTS-1.43%
Yankee Candle Company, Inc., The+                          20,900        571,197
                                                                    ------------

INSURANCE-9.23%
Ace, Ltd.                                                  12,000        497,040
Arthur J. Gallagher & Co.                                   1,800         58,482
Converium Holding, AG, ADR                                 25,000        658,500
Endurance Specialty Holdings, Ltd.                          2,200         73,810
Radian Group, Inc.                                         12,900        628,875
Reinsurance Group of America, Inc.                         25,600        989,440
RenaissanceRe Holdings, Ltd.                                9,600        470,880
St. Paul Companies, Inc., The                               8,000        317,200
                                                                    ------------
                                                                       3,694,227
                                                                    ------------

                       See notes to financial statements.

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
MANUFACTURING-4.57%
Bombardier, Inc., Class B                                 107,109   $    453,367
Flowserve Corp.+                                            3,200         66,816
Grupo IMSA, SA de CV, ADR                                  12,200        242,170
Pentair, Inc.                                               2,500        114,250
Sensient Technologies Corp.                                23,000        454,710
Timken Co., The                                            24,900        499,494
                                                                    ------------
                                                                       1,830,807
                                                                    ------------
MARINE SERVICES-2.30%
IHC Caland, NV                                             16,992        921,615
                                                                    ------------

MEDICAL PRODUCTS-1.28%
AmerisourceBergen Corp.                                     9,100        510,965
                                                                    ------------

MEDICAL SUPPLIES-1.23%
DENTSPLY International, Inc.                               10,900        492,353
                                                                    ------------
MINING & METALS -
       FERROUS & NONFERROUS-0.03%
International Steel Group, Inc.+                              284         11,062
                                                                    ------------

OIL & GAS - DISTRIBUTION & MARKETING-0.30%
AGL Resources, Inc.                                         4,100        119,310
                                                                    ------------

OIL & GAS PRODUCERS-4.80%
EOG Resources, Inc.                                        12,200        563,274
Unocal Corp.                                               12,900        475,107
XTO Energy, Inc.                                           31,233        883,894
                                                                    ------------
                                                                       1,922,275
                                                                    ------------
OIL & GAS SERVICES & EQUIPMENT-1.26%
Cal Dive International, Inc.+                              20,900        503,899
                                                                    ------------

PACKAGING & CONTAINERS-3.70%
Pactiv Corp.+                                              34,200        817,380
Smurfit-Stone Container Corp.                              35,800        664,806
                                                                    ------------
                                                                       1,482,186
                                                                    ------------
PHARMACEUTICAL-0.81%
Biovail Corp.+                                             15,000        322,350
                                                                    ------------

REAL ESTATE-1.20%
ProLogis                                                    7,200        231,048
Rouse Co., The                                              5,300        249,100
                                                                    ------------
                                                                         480,148
                                                                    ------------
RETAIL STORES-4.94%
Foot Locker, Inc.                                          44,100   $  1,034,145
Office Depot, Inc.+                                        29,500        492,945
Ross Stores, Inc.                                          17,100        451,953
                                                                    ------------
                                                                       1,979,043
                                                                    ------------
SHIPBUILDING-0.08%
CP Ships, Ltd.                                              1,500         31,155
                                                                    ------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-1.54%
UnitedGlobalCom, Inc.+                                     72,500        614,800
                                                                    ------------

TEXTILES & APPAREL-0.72%
V.F. Corp.                                                  6,700        289,708
                                                                    ------------
TRANSPORTATION-3.39%
CNF, Inc.                                                  17,800        603,420
CSX Corp.                                                  12,200        438,468
Werner Enterprises, Inc.                                   16,250        316,713
                                                                    ------------
                                                                       1,358,601
                                                                    ------------
UTILITIES - ELECTRIC & GAS-4.73%
Cinergy Corp.                                              15,400        597,674
PPL Corp.                                                  15,800        691,250
TXU Corp.                                                  25,400        602,488
                                                                    ------------
                                                                       1,891,412
                                                                    ------------
WHOLESALE DISTRIBUTOR-1.17%
United Stationers, Inc.+                                   11,400        466,488
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $32,012,507)                                                  39,394,798
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $32,012,507)                                        98.44%    39,394,798
Other assets, less liabilities                               1.56        625,167
                                                     ------------   ------------

TOTAL NET ASSETS                                           100.00%  $ 40,019,965
                                                     ============   ============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

                                PORTFOLIO MANAGER
                          Janus Capital Management LLC

                               E. MARC PINTO, CFA

                      - Joined Janus Capital Management LLC in 1994
                      - Bachelor's degree from Yale University
                      - M.B.A. from Harvard University
                      - 18 years of investment experience
                      - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY

          Seeks capital growth by primarily investing in common stocks favored by the market environment.

                            NET ASSETS AS OF 12/31/03
                                  $190,185,068

[CHART]

Common Stock     98.83%
Cash              1.17%

                               NUMBER OF HOLDINGS

                                       52

                               PERCENT OF
TOP TEN HOLDINGS               PORTFOLIO++
------------------------------------------
Microsoft Corp.                  4.26%
Cisco Systems, Inc.              4.21%
Genentech, Inc.                  4.11%
Morgan Stanley                   3.40%
American Express Co.             3.37%
Applied Materials, Inc.          2.97%
Nokia Oyj, ADR                   2.96%
Amgen, Inc.                      2.84%
Liberty Media Corp.              2.67%
Hilton Hotels Corp.              2.55%

                                PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
Financial Services               10.87%
Computer Software                10.58%
Medical - Biotechnology           6.95%
Pharmaceutical                    6.47%
Retail Stores                     6.30%
Multimedia                        4.81%
Electronics - Semiconductors      4.60%
Computer Equipment
  & Services                      4.32%
Broadcasting                      4.22%
Computer Network                  4.21%

   ++Represents market value of investments plus cash.

   PERFORMANCE OVERVIEW

   For the twelve months ended December 31, 2003, the Capital Growth Portfolio gained 26.97%, while the S&P 500(R) Index, the Portfolio's benchmark, advanced 28.69%.

   MARKET OVERVIEW

   For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500(R) Index climbed 28.69%. Not to be outdone, the technology-dominated Nasdaq Composite(R) Index surged 50.01% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

   The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

   MANAGER'S OVERVIEW

   Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

   With key data points and anecdotal evidence pointing to an improving business environment, we increased the Portfolio's growth bias, an area which performed strongly during the period. We also maintained a strict sell discipline as we managed individual positions in light of each company's risk profile and valuation. That said, our trims and sales during the period can be characterized by both risk-reduction as well as profit-taking efforts. In turn, we redeployed some of those assets in what we consider to be companies that are more tuned in to an improving economic picture.

   Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

   With the market favoring higher-beta stocks, biotechnology firm Genentech rose handsomely to become the Portfolio's top performer. This was followed by networking giant Cisco Systems and investment bank Morgan Stanley. Also logging solid results was chip-equipment maker Applied Materials and interactive gaming software maker Electronic Arts.

   Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

   Certain stocks did experience significant headwinds during the period, including defense contractor General Dynamics and Automatic Data Processing, a provider of payroll services. Qualcomm, which sells mobile phone microchips and licenses wireless technology, also suffered. Meanwhile, motorcycle maker Harley Davidson and Colgate-Palmolive, a producer of everything from toothpaste to dishwashing liquid, rounded out our list of top five detractors.

   Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

   Our search for growth-oriented large-cap companies is not bounded by sector. Instead, we focus on the fundamentals of individual businesses that we believe will make solid long-term investments. However, in any given period, certain sectors can impact the Portfolio's performance. For example, information technology was far the most significant contributor to absolute performance. Our position in the financials also aided results. It is worth noting that these two areas accounted for almost 50% of the Portfolio's total assets under management. Meanwhile, our investments in industrials and consumer staples were our two weakest performing groups, though consumer staples actually made a positive contribution on an absolute basis.

   Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

   While we will certainly keep an eye on the macroeconomic picture, we never forget the common thread running through our daily investment practices. That is, the detailed financial modeling and creative research that we believe gives us the edge when it comes to investing in individual companies. Our goal being to create a collection of businesses with favorable risk/reward profiles, regardless of the economic environment.

[CHART]

                CAPITAL GROWTH PORTFOLIO AND THE S&P 500(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE            CAPITAL GROWTH PORTFOLIO      S&P 500(R) INDEX
--------          ------------------------      ----------------
05/01/92                  10,000                     10,000
06/30/92                  10,087                      9,958
09/30/92                  10,925                     10,272
12/31/92                  12,724                     10,787
03/31/93                  13,604                     11,256
06/30/93                  13,635                     11,310
09/30/93                  14,752                     11,598
12/31/93                  15,869                     11,867
03/31/94                  15,387                     11,420
06/30/94                  14,720                     11,470
09/30/94                  15,553                     12,031
12/31/94                  15,353                     12,028
03/31/95                  16,045                     13,195
06/30/95                  17,479                     14,451
09/30/95                  20,143                     15,596
12/31/95                  21,762                     16,532
03/31/96                  23,919                     17,512
06/30/96                  25,766                     18,399
09/30/96                  26,224                     19,074
12/31/96                  25,951                     20,767
03/31/97                  26,015                     20,860
06/30/97                  30,540                     24,494
09/30/97                  33,805                     26,326
12/31/97                  33,582                     27,079
03/31/98                  39,281                     30,849
06/30/98                  41,989                     31,864
09/30/98                  36,869                     28,701
12/31/98                  46,502                     34,802
03/31/99                  50,983                     36,534
06/30/99                  53,243                     39,105
09/30/99                  51,361                     36,663
12/31/99                  67,270                     42,118
03/31/00                  74,984                     43,084
06/30/00                  71,917                     41,940
09/30/00                  70,336                     41,533
12/31/00                  58,217                     38,284
03/31/01                  47,465                     33,743
06/30/01                  51,001                     35,717
09/30/01                  37,663                     30,474
12/31/01                  43,552                     33,731
03/31/02                  42,204                     33,826
06/30/02                  33,225                     29,293
09/30/02                  28,017                     24,231
12/31/02                  30,000                     26,277
03/31/03                  29,498                     25,449
06/30/03                  33,554                     29,365
09/30/03                  34,504                     30,144
12/31/03                  38,093                     33,815

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.


                          AVERAGE ANNUAL TOTAL RETURNS

                CAPITAL   S&P 500(R)
                GROWTH      INDEX
1 YEAR          26.97%     28.69%
5 YEAR          -3.91%     -0.57%
10 YEAR          9.15%     11.07%
INCEPTION       12.14%     11.00%


                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500(R) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               DECEMBER          DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                               31, 2003          31, 2002          31, 2001          31, 2000          31, 1999
 Net asset value, beginning of period       $       15.48      $       22.47    $        32.57    $        39.27    $        27.90

 INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                                                                                         (0.12)
 Net gains and losses on securities
   (both realized and unrealized)                    4.17              (6.99)            (8.03)            (4.88)            12.31
                                            -------------      -------------    --------------    --------------    --------------

   Total from investment operations                  4.17              (6.99)            (8.03)            (4.88)            12.19

 LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                        (2.07)            (1.82)            (0.82)
 Distributions in excess of capital gains
                                            -------------      -------------    --------------    --------------    --------------

 Total distributions                                 0.00               0.00             (2.07)            (1.82)            (0.82)

Net asset value, end of period              $       19.65      $       15.48    $        22.47    $        32.57    $        39.27
                                            =============      =============    ==============    ==============    ==============

Total Return (A)                                    26.97%            (31.12%)          (25.19%)          (13.46%)           44.65%

Ratios to Average Net Assets:
 Expenses                                            0.90%              0.92%             1.06%             1.05%             1.03%
 Net investment loss                                (0.00%)(B)         (0.09%)           (0.45%)           (0.60%)           (0.42%)

Portfolio Turnover Rate                             48.34%             52.35%            42.83%            23.17%            41.65%

Net Assets, At End of Period                $ 190,185,068      $ 167,737,547    $  263,092,721    $  350,038,157    $  365,864,399

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) The ratio calculates to less than 0.005%.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--98.87%

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.12%
United Technologies Corp.                                  22,395   $  2,122,374
                                                                    ------------

AIRLINES-1.12%
Southwest Airlines Co.                                    132,220      2,134,031
                                                                    ------------

BANKING-2.30%
Bank of New York Company, Inc., The                        54,155      1,793,614
Citigroup, Inc.                                            53,281      2,586,260
                                                                    ------------
                                                                       4,379,874
                                                                    ------------
BEVERAGES-0.87%
Anheuser-Busch Companies, Inc.                             31,300      1,648,884
                                                                    ------------

BROADCASTING-4.22%
Cablevision Systems Corporation -
  New York Group+                                         125,791      2,942,251
Liberty Media Corp.+                                      427,234      5,079,812
                                                                    ------------
                                                                       8,022,063
                                                                    ------------
COMPUTER EQUIPMENT & SERVICES-4.32%
Dell, Inc.+                                               116,290      3,949,208
Lexmark International, Inc.+                               54,345      4,273,691
                                                                    ------------
                                                                       8,222,899
                                                                    ------------
COMPUTER NETWORK-4.22%
Cisco Systems, Inc.+                                      330,135      8,018,979
                                                                    ------------

COMPUTER SOFTWARE-10.58%
Intuit, Inc.+                                              67,840      3,589,414
Microsoft Corp.                                           294,480      8,109,978
Oracle Corp.+                                             274,225      3,619,770
VERITAS Software Corp.+                                   129,430      4,809,619
                                                                    ------------
                                                                      20,128,781
                                                                    ------------
COSMETICS & PERSONAL CARE-1.11%
Colgate-Palmolive Co.                                      42,010      2,102,601
                                                                    ------------

DIVERSIFIED OPERATIONS-1.49%
General Electric Co.                                       91,485      2,834,205
                                                                    ------------

ELECTRONIC COMPONENTS-3.76%
Flextronics International, Ltd.+                          192,385      2,854,993
Linear Technology Corp.                                   102,135      4,296,819
                                                                    ------------
                                                                       7,151,812
                                                                    ------------
ELECTRONICS - SEMICONDUCTORS-4.61%
Applied Materials, Inc.+                                  251,860      5,654,257
Texas Instruments, Inc.                                   105,700      3,105,466
                                                                    ------------
                                                                       8,759,723
                                                                    ------------
ENTERTAINMENT & LEISURE-3.45%
Electronic Arts, Inc.+                                     80,930      3,866,835
MGM Mirage+                                                71,885      2,703,595
                                                                    ------------
                                                                       6,570,430
                                                                    ------------
FINANCIAL SERVICES-10.87%
American Express Co.                                      132,755      6,402,774
Charles Schwab Corp., The                                 263,006      3,113,991
Morgan Stanley                                            111,625      6,459,739
SLM Corp.                                                 124,825      4,703,406
                                                                    ------------
                                                                      20,679,910
                                                                    ------------
FOOD SERVICE & RESTAURANTS-1.15%
McDonald's Corp.                                           88,175      2,189,385
                                                                    ------------

GOVERNMENT AGENCY-2.37%
Fannie Mae                                                 59,980      4,502,099
                                                                    ------------

INSURANCE-1.40%
Allstate Corp., The                                        61,830   $  2,659,927
                                                                    ------------

INTERNET SERVICES-1.68%
Yahoo!, Inc.+                                              70,790      3,197,584
                                                                    ------------

LODGING-2.55%
Hilton Hotels Corp.                                       282,880      4,845,734
                                                                    ------------

MANUFACTURING-1.18%
Tyco International, Ltd.                                   84,365      2,235,673
                                                                    ------------

MEDICAL - BIOTECHNOLOGY-6.95%
Amgen, Inc.+                                               87,445      5,404,101
Genentech, Inc.+                                           83,565      7,819,177
                                                                    ------------
                                                                      13,223,278
                                                                    ------------
MEDICAL PRODUCTS-2.43%
Medtronic, Inc.                                            49,570      2,409,598
St. Jude Medical, Inc.+                                    36,190      2,220,257
                                                                    ------------
                                                                       4,629,855
                                                                    ------------
MULTIMEDIA-4.82%
Time Warner, Inc.+                                        244,067      4,390,765
Viacom, Inc., Class B                                     107,491      4,770,451
                                                                    ------------
                                                                       9,161,216
                                                                    ------------
OIL & GAS - INTEGRATED-1.33%
Exxon Mobil Corp.                                          61,620      2,526,420
                                                                    ------------

OIL & GAS PRODUCERS-1.12%
Anadarko Petroleum Corp.                                   41,785      2,131,453
                                                                    ------------

OIL & GAS SERVICES & EQUIPMENT-1.17%
Halliburton Co.                                            85,290      2,217,540
                                                                    ------------
PHARMACEUTICAL-6.48%

Caremark Rx, Inc.+                                         87,320      2,211,816
Mylan Laboratories, Inc.                                   82,530      2,084,708
OSI Pharmaceuticals, Inc.+                                106,645      3,435,035
Pfizer, Inc.                                              129,837      4,587,141
                                                                    ------------
                                                                      12,318,700
                                                                    ------------
RETAIL STORES-6.30%
Costco Wholesale Corp.+                                    87,735      3,261,987
Home Depot, Inc., The                                      50,090      1,777,694
Staples, Inc.+                                            133,035      3,631,856
Target Corp.                                               37,205      1,428,672
TJX Companies, Inc., The                                   85,730      1,890,347
                                                                    ------------
                                                                      11,990,556
                                                                    ------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-2.96%
Nokia Oyj, ADR                                            331,755      5,639,835
                                                                    ------------

TRANSPORTATION-0.94%
FedEx Corp.                                                26,445      1,785,038
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $169,963,643)                                                188,030,859
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $169,963,643)                                       98.87%   188,030,859
Other assets, less liabilities                               1.13      2,154,209
                                                     ------------   ------------

TOTAL NET ASSETS                                           100.00%  $190,185,068
                                                     ============   ============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

                                PORTFOLIO MANAGER
                      Dalton, Greiner, Hartman, Maher & Co.

                        INVESTMENT OBJECTIVE AND STRATEGY
         Seeks long-term capital appreciation by primarily investing in common stocks of small-cap companies.

                            NET ASSETS AS OF 12/31/03
                                   $44,982,346

[CHART]

Common Stock       97.38%
Cash                2.62%

                               NUMBER OF HOLDINGS

                                       78

                                  PERCENT OF
TOP TEN HOLDINGS                  PORTFOLIO++
---------------------------------------------
United States Steel Corp.            2.29%
Briggs & Stratton Corp.              2.16%
Houston Exploration Co., The         1.97%
Autodesk, Inc.                       1.96%
Chittenden Corp.                     1.96%
Pride International, Inc.            1.84%
AMETEK, Inc.                         1.83%
Arch Chemicals, Inc.                 1.83%
Acuity Brands, Inc.                  1.74%
Plantronics, Inc.                    1.69%

                                  PERCENT OF
TOP TEN INDUSTRIES               PORTFOLIO++
--------------------------------------------
Banking                              7.39%
Real Estate                          7.32%
Manufacturing                        7.24%
Chemicals                            5.04%
Insurance                            4.67%
Machinery                            4.41%
Electronics                          3.65%
Oil & Gas Producers                  3.08%
Building Materials                   3.03%
Oil & Gas Services
  & Equipment                        2.95%

   ++ Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

   The year just ended can best be described as one of extremes: War and victory; recession and boom; bull and bear, all rotated through investors' psyches during 2003. Fortunately, the positives outweighed the negatives and the market recovered strongly after three years of declines. Evidence of investors moving back out on the risk curve could be seen in everything from the outperformance of smallest cap stocks to the best junk bond returns in two decades. The year's results have a good news-bad news character to it as the Small-Cap Value Portfolio increased nearly 36% but lagged the benchmark, which increased 46%.

   For all of 2003, the best performing sector in the Portfolio was Technology, which increased over 67%, as the technology-spending drought ended and investor's memories of the bubble faded to the background. As the year ended, we reduced the Portfolio's allocation to Technology because some of these stocks' valuations more than reflect the cyclical recovery in profits. The Utility sector brought up the rear in the performance derby during 2003, with returns of 16%. While Utilities in general underperformed the broad indices for the year, having companies with higher quality characteristics further retarded relative performance.

   Some notable stocks this year include:

   TTM TECHNOLOGIES (+373%) a strong recovery in orders for this printed circuit board manufacturer really excited investors during 2003 resulting in considerable outperformance. As the year closed we exited this position as the stock price reflected a high valuation on peak earnings.

   K-SWISS (+116%) strong demand for their core products among fashion conscious teens drove both positive earnings surprises and investor excitement for this well run footwear manufacturer.

   SYBRON DENTAL SPECIALTIES (+89%) SYD performed well in 2003 due to a recovery from manufacturing problems they suffered in 2002, the elimination of an inventory overhang, and the launch of several new products. Industry fundamentals continue to be very strong and the stock remains attractive.

   In preparing to write this letter we reviewed last year's letter, which on balance did a very good job in foretelling the results of this year (no more self-congratulations, promise) in which we focused on improving economic conditions, rising corporate profits and cash flows, reasonable valuations and the requisite investor pessimism. Yet, the Portfolio underformed its main benchmark. We've written in a number of letters this year about investor's preferences for poor quality companies, thus we will not bore you by repeating it here. Suffice it to say, we don't believe this is a permanent shift in preference but a natural response to an economic recovery and a phenomenon we've seen before and fully expect to see again next cycle.

   As with most investment phenomena, this one is self-correcting. Even though most stocks outperform their poorer quality brethren a majority of the time the fact is that this year has been the strongest period of outperformance for poor quality companies in the last 30+ years. As a result, we look forward to the New Year and a resumption of quality company outperformance.

   The characteristics of the Portfolio remain very attractive, particularly relative to the benchmark. Lower valuations, higher profitability and superior balance sheets are the hallmarks of the DGHM investment process, and should enable the Portfolio to resume outperforming once investor's infatuation with poor quality subsides.

   Looking out to 2004, our friends at ISI Group have described current economic conditions as "The Return of the Goldilocks Economy", solid growth (but not too strong) with low inflation. What could change that characterization? Given that the world seems to be experiencing a synchronized global upturn combined with oil prices that remain stubbornly high and a dollar that remains stubbornly low, it's hard to believe we haven't seen the lows in interest rates and highs in valuation levels. Profits should remain strong but growth rates will decline as corporations are forced to add to their work forces with all the costs that go with adding to the payrolls. Capital spending should continue to improve due to an increase in capacity utilization as well as the expiration of bonus tax breaks related to accelerated depreciation at the end of 2004.

    This positive economic outlook should continue to favor cyclically sensitive companies and the Portfolio is positioned accordingly. While this backdrop should still provide for positive returns from stocks, the low hanging fruit has been picked and there are pockets of overvaluation lurking about. With no obvious advantage to large caps or small; growth stocks or value, stock picking should once again rule in 2004. This is an environment in which our investment approach should really shine and hopefully begin our next streak of superior relative performance.

[CHART]

          SMALL-CAP VALUE PORTFOLIO AND THE RUSSELL 2000(R) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE             SMALL-CAP VALUE PORTFOLIO    RUSSELL 2000(R) VALUE INDEX
--------          --------------------------    ---------------------------
05/01/01                              10,000                      10,000
06/30/01                              10,759                      10,568
09/30/01                               9,606                       9,158
12/31/01                              11,137                      10,689
03/31/02                              11,927                      11,714
06/30/02                              11,063                      11,466
09/30/02                               9,265                       9,001
12/31/02                               9,730                       9,502
03/31/03                               9,096                       8,995
06/30/03                              10,518                      11,021
09/30/03                              11,623                      11,873
12/31/03                              13,212                      13,816

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                        RUSSELL 2000(R)
            SMALL-CAP       VALUE
              VALUE         INDEX
1 YEAR       35.79%        46.03%
INCEPTION    11.00%        12.88%


                                 INCEPTION DATE
                                   MAY 1, 2001


Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2000(R) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000(R) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                 PERIOD FROM
                                                                                 MAY 1, 2001
                                              YEAR ENDED        YEAR ENDED         THROUGH
                                               DECEMBER          DECEMBER          DECEMBER
                                               31, 2003          31, 2002        31, 2001 (A)
 Net asset value, beginning of period       $         9.63    $        11.07    $        10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                 (0.03)
 Net gains and losses on securities
   (both realized and unrealized)                     3.48             (1.39)             1.14
                                            --------------    --------------    --------------

 Total from investment operations                     3.45             (1.39)             1.14

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                      (0.05)            (0.07)
 Distributions in excess of capital gains
                                            --------------    --------------    --------------


 Total distributions                                  0.00             (0.05)            (0.07)

Net asset value, end of period              $        13.08    $         9.63    $        11.07
                                            ==============    ==============    ==============

Total Return (B)                                     35.79%           (12.64%)           11.37%

Ratios to Average Net Assets:
 Expenses                                             1.42%             1.42%             1.52% (C)
 Net investment loss                                 (0.31%)           (0.35%)           (0.17%)(C)

Portfolio Turnover Rate                              54.11%            57.55%            34.84%

Net Assets, At End of Period                $   44,982,346    $   23,439,610    $   17,943,875

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--97.36%

COMPANY                                                                      SHARES      MARKET VALUE
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE PARTS & EQUIPMENT-2.24%
CLARCOR, Inc.                                                                 8,700   $       383,670
Superior Industries International, Inc.                                      14,300           622,336
                                                                                      ---------------
                                                                                            1,006,006
                                                                                      ---------------

BANKING-7.39%
Brookline Bancorp, Inc.                                                      31,500           483,210
Chemical Financial Corp.                                                      2,900           105,531
Chittenden Corp.                                                             26,200           881,368
Cullen/Frost Bankers, Inc.                                                   14,300           580,151
Local Financial Corp.+                                                       13,400           279,256
S&T Bancorp, Inc.                                                            11,100           331,890
Westamerica Bancorporation                                                   13,300           661,010
                                                                                      ---------------
                                                                                            3,322,416
                                                                                      ---------------
BROADCASTING-1.65%
Mediacom Communications Corp.+                                               85,800           743,885
                                                                                      ---------------
BUILDING MATERIALS-3.03%
NCI Building Systems, Inc.+                                                  26,300           628,570
Simpson Manufacturing Company, Inc.+                                         14,400           732,384
                                                                                      ---------------
                                                                                            1,360,954
                                                                                      ---------------
CHEMICALS-5.04%
Arch Chemicals, Inc.                                                         32,000           821,120
Georgia Gulf Corp.                                                           25,300           730,664
H.B. Fuller Co.                                                              24,100           716,734
                                                                                      ---------------
                                                                                            2,268,518
                                                                                      ---------------

COMPUTER INFORMATION & TECHNOLOGY-1.96%
Autodesk, Inc.                                                               35,900           882,422
                                                                                      ---------------

COMPUTER SOFTWARE-1.17%
THQ, Inc.+                                                                   31,100           525,901
                                                                                      ---------------

CONSULTING SERVICES-1.68%
Forrester Research, Inc.+                                                    42,300           755,901
                                                                                      ---------------

COSMETICS & PERSONAL CARE-0.92%
Steiner Leisure, Ltd., ADR+                                                  28,900           413,270
                                                                                      ---------------

DIVERSIFIED OPERATIONS-0.51%
Trinity Industries, Inc.                                                      7,400           228,216

EDUCATIONAL SERVICES-1.52%
ITT Educational Services, Inc.+                                               4,000           187,880
Learning Tree International, Inc.+                                           28,492           495,476
                                                                                      ---------------
                                                                                              683,356
                                                                                      ---------------

ELECTRONIC COMPONENTS-1.55%
Technitrol, Inc.+                                                            33,600           696,864
                                                                                      ---------------

ELECTRONICS-3.65%
Actel Corp.+                                                                    400   $         9,640
AMETEK, Inc.                                                                 17,100           825,246
Electro Scientific Industries, Inc.+                                         24,300           578,340
Littlefuse, Inc.+                                                             7,900           227,678
                                                                                      ---------------
                                                                                            1,640,904
                                                                                      ---------------

ELECTRONICS - SEMICONDUCTORS-1.33%
Pericom Semiconductor Corp.+                                                 56,100           598,026
                                                                                      ---------------

ENTERTAINMENT & LEISURE-0.21%
Boca Resorts, Inc.+                                                           6,200            92,752
                                                                                      ---------------

FINANCIAL SERVICES-2.76%
eFunds Corp.+                                                                36,500           633,275
Waddell & Reed Financial, Inc.                                               26,000           609,960
                                                                                      ---------------
                                                                                            1,243,235
                                                                                      ---------------

FOOD SERVICE & RESTAURANTS-1.25%
Ryan's Family Steak Houses, Inc.+                                            37,100           561,694
                                                                                      ---------------

FOREST PRODUCTS & PAPER-1.43%
Wausau-Mosinee Paper Corp.                                                   47,500           642,200
                                                                                      ---------------
HEALTHCARE-2.56%
Option Care, Inc.+                                                           45,100           481,668
Renal Care Group, Inc.+                                                      16,200           667,440
                                                                                      ---------------
                                                                                            1,149,108
                                                                                      ---------------

INSURANCE-4.67%
AmerUs Group Co.                                                             19,700           688,909
Reinsurance Group of America, Inc.                                           18,350           709,228
Scottish RE Group, Ltd.                                                      33,800           702,364
                                                                                      ---------------
                                                                                            2,100,501
                                                                                      ---------------
LODGING-1.32%
La Quinta Corp.+                                                             92,500           592,925
                                                                                      ---------------
MACHINERY-4.41%
Briggs & Stratton Corp.                                                      14,400           970,560
IDEX Corp.                                                                   15,900           661,281
Thomas Industries, Inc.                                                      10,200           353,532
                                                                                      ---------------
                                                                                            1,985,373
                                                                                      ---------------

MANUFACTURING-7.24%
Acuity Brands, Inc.                                                          30,300           781,740
K-Swiss, Inc.                                                                18,000           433,080
Lincoln Electric Holdings, Inc.                                              23,100           571,494
Matthews International Corp.                                                  7,100           210,089
Wabtec, Inc.                                                                 33,100           564,024
Warnaco Group, Inc., The+                                                    43,700           697,015
                                                                                      ---------------
                                                                                            3,257,442
                                                                                      ---------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                                      SHARES      MARKET VALUE
-----------------------------------------------------------------------------------------------------
MARKETING SERVICES-1.47%
Arbitron, Inc.+                                                              15,800   $       659,176
                                                                                      ---------------

MEDICAL - BIOTECHNOLOGY-1.56%
Charles River Laboratories International, Inc.+                              20,400           700,332
                                                                                      ---------------

MEDICAL PRODUCTS-2.59%
Arrow International, Inc.                                                    20,034           500,449
Orthofix International, NV+                                                  13,570           664,659
                                                                                      ---------------
                                                                                            1,165,108
                                                                                      ---------------

MEDICAL SUPPLIES-1.46%
Sybron Dental Specialties, Inc.+                                             23,400           657,540
                                                                                      ---------------
MINING & METALS -
  FERROUS & NONFERROUS-2.29%
United States Steel Corp.                                                    29,400         1,029,588
                                                                                      ---------------
MOTOR VEHICLE MANUFACTURING-2.43%
Arctic Cat, Inc.                                                             28,800           711,360
Coachmen Industries, Inc.                                                    21,000           380,310
                                                                                      ---------------
                                                                                            1,091,670
                                                                                      ---------------

MULTIMEDIA-0.12%
Journal Communications, Inc.                                                  3,000            55,590
                                                                                      ---------------

OFFICE EQUIPMENT-1.51%
Herman Miller, Inc.                                                          28,000           679,560
                                                                                      ---------------

OIL & GAS - DISTRIBUTION & MARKETING-0.81%
UGI Corp.                                                                    10,800           366,120
                                                                                      ---------------

OIL & GAS PRODUCERS-3.08 %
Cimarex Energy Co.+                                                          18,700           499,103
Houston Exploration Co., The+                                                24,300           887,436
                                                                                      ---------------
                                                                                            1,386,539
                                                                                      ---------------

OIL & GAS SERVICES & EQUIPMENT-2.95%
Pride International, Inc.+                                                   44,300           825,752
Universal Compression Holdings, Inc.+                                        19,100           499,656
                                                                                      ---------------
                                                                                            1,325,408
                                                                                      ---------------

PHARMACEUTICAL-1.54%
Pharmaceutical Product Development, Inc.+                                    25,700   $       693,129
                                                                                      ---------------

PUBLISHING & PRINTING-1.33%
Banta Corp.                                                                  14,800           599,400
                                                                                      ---------------

RAILROAD-1.39%
Florida East Coast Industries, Inc.                                          18,900           625,590
                                                                                      ---------------
REAL ESTATE-7.31%
Kilroy Realty Corp.                                                          18,600           609,150
LNR Property Corp.                                                           12,800           633,728
Macerich Co., The                                                            11,800           525,100
Post Properties, Inc.                                                        17,100           477,432
Sun Communities, Inc.                                                        15,700           607,590
Trammell Crow Co.+                                                           33,000           437,250
                                                                                      ---------------
                                                                                            3,290,250
                                                                                      ---------------

RETAIL STORES-1.86%
Dress Barn, Inc., The+                                                       31,100           466,189
Too, Inc.+                                                                   22,000           371,360
                                                                                      ---------------
                                                                                              837,549
                                                                                      ---------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-1.69%
Plantronics, Inc.+                                                           23,300           760,745
                                                                                      ---------------
TEXTILES & APPAREL-1.26%
Tommy Hilfiger Corp.+                                                        38,300           567,223
                                                                                      ---------------
TRANSPORTATION-1.22%
Overnite Corp.+                                                               1,500            34,125
USF Corp.                                                                    15,100           516,269
                                                                                      ---------------
                                                                                              550,394
                                                                                      ---------------

TOTAL COMMON STOCK
  (Cost $35,755,412)                                                                       43,792,780
                                                                                      ---------------
TOTAL INVESTMENTS
  (Cost $35,755,412)                                                          97.36%       43,792,780
Other assets, less liabilities                                                 2.64         1,189,566
                                                                    ---------------   ---------------
TOTAL NET ASSETS                                                             100.00%  $    44,982,346
                                                                    ===============   ===============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO


                                PORTFOLIO MANAGER
                       Credit Suisse Asset Management, LLC
                                (Since 08/28/97)

        ROBERT E. RESCOE, CFA                      SCOTT T. LEWIS
              DIRECTOR                            MANAGING DIRECTOR

- Joined Credit Suisse Asset            - Joined Credit Suisse Asset
    Management, LLC in 1999                 Management, LLC in 1999
- B.A. from Tulane University           - B.S. from New York University
- M.B.A. from University of Texas       - M.B.A. from New York
- Chartered Financial Analyst             University's Stern School of Business

        STANLEY A. NABI, CFA                  STEPHEN J. KASZYNSKI, CFA*
         MANAGING DIRECTOR                       MANAGING DIRECTOR
- Joined Credit Suisse Asset            - Joined Credit Suisse Asset
    Management, LLC in 2000                 Management, LLC in 2004
- B.A. from Columbia University         - B.A. from Knox College
- Chartered Financial Analyst           - M.B.A. from the University of Chicago
                                          Graduate School of Business
                                        - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
     Seeks long-term capital growth and, secondarily, a reasonable level of current income by primarily investing in equity issues that may offer capital appreciation.

                            NET ASSETS AS OF 12/31/03
                                  $  82,914,337

* EFFECTIVE JANUARY 30, 2004, THE PORTFOLIO MANAGER, STANLEY A. NABI WILL BE REPLACED BY STEPHEN J. KASZYNSKI.

Common Stock            98.76%
Cash                     1.24%

                               NUMBER OF HOLDINGS

                                       59

                               PERCENT OF
TOP TEN HOLDINGS              PORTFOLIO++
-----------------------------------------
Bank of America Corp.             4.68%
United Technologies Corp.         3.07%
Exxon Mobil Corp.                 2.73%
Wells Fargo & Co.                 2.67%
Burlington Northern
  Sante Fe Corp.                  2.50%
Hartford Financial
  Services Group, Inc.            2.45%
ConocoPhillips                    2.32%
Tyco International, Ltd.          2.30%
Hewlett-Packard Co.               2.26%
E.I. du Pont de
  Nemours and Co.                 2.20%

                               PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
-----------------------------------------
Banking                          12.99%
Insurance                         8.89%
Manufacturing                     7.85%
Aerospace & Defense               7.30%
Pharmaceutical                    5.34%
Oil & Gas - Integrated            5.05%
Computer Equipment
  & Services                      4.21%
Automotive Parts
  & Equipment                     3.91%
Multimedia                        3.64%
Chemicals                         3.31%

              ++ Represents market value of investments plus cash.

   For the twelve months ended December 31, 2003, the Value Portfolio (the "Portfolio") had a gain of 28.18%, vs. an increase of 30.03% for the Russell 1000(R) Value Index.

   The twelve-month period was a positive one for the U.S. stock market, though equities struggled early on, hindered by a great deal of uncertainty regarding a looming conflict with Iraq and a related decline in consumer sentiment. But when the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential economic recovery also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators around the world. Indeed, late in the year U.S. GDP growth was surprisingly robust (8.2% for the third quarter on an annualized basis).

   The Portfolio participated in the market's rally, but it underperformed its benchmark, which we attribute in large part to our focus on high quality companies with relatively stable profits. The market's upward move was paced by "high beta" stocks (i.e., stocks that tend to outperform in rallying markets), representing companies with lackluster or even negative earnings. This was particularly true among information technology companies, which benefited from speculation that an improving economy would aid these long-struggling stocks. The outperformance of lower-tier stocks for the period notwithstanding, we continue to adhere to a discipline of owning profitable companies generating current free cash flows, in the belief that this strategy will provide competitive results over time.

   Another factor that hindered the Portfolio was its underweighting in the financial-services sector. The sector, which accounts for about a third of the Portfolio's benchmark, outperformed the broader market for the twelve months. On the positive side, stocks that helped the Portfolio's performance for the year included its producer durables holdings.

   In terms of noteworthy sector allocations, we ended the period with overweighted positions in the materials and producer durables areas. This is based in part on evidence that capital spending appears to be improving. Elsewhere of note, we intend to remain underweighted in the financial-services sector over the next twelve months. Given the early stages of an economic rebound, combined with burdensome budget and trade deficits and a weakening dollar, we expect to see upward pressure on interest rates. While we do not believe there will be a dramatic rise in rates, any increase might significantly hinder earnings growth for certain financial companies.

   Our search for opportunities in the technology sector continues, though valuations have become loftier here. We may selectively add technology stocks if and when market volatility results in what we consider to be compelling valuation stories.

               VALUE PORTFOLIO AND THE RUSSELL 1000(R) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

[CHART]

                    VALUE          RUSSELL 1000(R)
  DATE          PORTFOLIO              VALUE INDEX
--------        ---------          ---------------
05/01/92           10,000                   10,000
06/30/92            9,696                   10,032
09/30/92            9,824                   10,241
12/31/92           10,820                   10,839
03/31/93           11,276                   11,886
06/30/93           11,300                   12,234
09/30/93           11,895                   12,838
12/31/93           12,436                   12,803
03/31/94           12,070                   12,356
06/30/94           11,996                   12,433
09/30/94           12,248                   12,750
12/31/94           11,910                   12,548
03/31/95           12,871                   13,741
06/30/95           14,352                   14,972
09/30/95           15,496                   16,280
12/31/95           15,908                   17,361
03/31/96           16,489                   18,343
06/30/96           17,365                   18,659
09/30/96           17,639                   19,202
12/31/96           19,548                   21,117
03/31/97           19,874                   21,658
06/30/97           22,999                   24,851
09/30/97           25,028                   27,326
12/31/97           25,200                   28,547
03/31/98           28,197                   31,874
06/30/98           28,530                   32,017
09/30/98           24,440                   28,308
12/31/98           28,384                   33,008
03/31/99           28,195                   33,481
06/30/99           32,628                   37,257
09/30/99           30,015                   33,607
12/31/99           30,016                   35,434
03/31/00           29,536                   35,603
06/30/00           29,404                   33,934
09/30/00           31,290                   36,603
12/31/00           32,794                   37,919
03/31/01           32,487                   35,699
06/30/01           33,982                   37,441
09/30/01           30,301                   33,340
12/31/01           33,300                   35,799
03/31/02           34,018                   37,263
06/30/02           30,557                   34,088
09/30/02           24,672                   27,690
12/31/02           26,188                   30,243
03/31/03           25,442                   28,773
06/30/03           29,092                   33,742
09/30/03           29,611                   34,437
12/31/03           33,567                   39,324

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

               AVERAGE ANNUAL TOTAL RETURNS

                           RUSSELL
                           1000(R)
                             VALUE
                 VALUE       INDEX
1 YEAR           28.18%      30.03%
5 YEAR            3.41%       3.56%
10 YEAR          10.43%      11.88%
INCEPTION        10.93%      12.44%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000(R) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 1000(R) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                               YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                DECEMBER        DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                31, 2003         31, 2002        31, 2001         31, 2000         31, 1999
  Net asset value, beginning of period       $       15.22    $       19.52    $       19.43    $       20.06    $       19.12

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.18             0.14             0.14             0.21             0.17
  Net gains and losses on securities
    (both realized and unrealized)                    4.07            (4.28)            0.15             1.41             0.92
                                             -------------    -------------    -------------    -------------    -------------

    Total from investment operations                  4.25            (4.14)            0.29             1.62             1.09

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income               (0.14)           (0.16)           (0.19)           (0.17)
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                     (0.01)           (2.08)           (0.15)
  Distributions in excess of capital gains
                                             -------------    -------------    -------------    -------------    -------------
  Total distributions                                (0.14)           (0.16)           (0.20)           (2.25)           (0.15)

Net asset value, end of period               $       19.33    $       15.22    $       19.52    $       19.43    $       20.06
                                             =============    =============    =============    =============    =============

Total Return (A)                                     28.18%          (21.36%)           1.54%            9.25%            5.75%

Ratios to Average Net Assets:
  Expenses                                            0.83%            0.81%            0.83%            0.81%            0.85%
  Net investment income                               1.08%            0.75%            0.89%            1.17%            0.89%

Portfolio Turnover Rate                              70.95%           41.00%           40.95%           79.47%           99.60%

Net Assets, At End of Period                 $  82,914,337    $  69,268,418    $  96,103,870    $  82,995,853    $  76,424,174

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--97.15%

COMPANY                                                                      SHARES      MARKET VALUE
-----------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-7.19%
Alliant Techsystems, Inc.+                                                   14,200   $       820,192
Boeing Co., The                                                              20,700           872,298
Lockheed Martin Corp.                                                        34,300         1,763,020
United Technologies Corp.                                                    26,400         2,501,928
                                                                                      ---------------
                                                                                            5,957,438
                                                                                      ---------------

AUTOMOTIVE PARTS & EQUIPMENT-3.85%
Johnson Controls, Inc.                                                       15,100         1,753,412
Lear Corp.+                                                                  23,400         1,435,122
                                                                                      ---------------
                                                                                            3,188,534
                                                                                      ---------------

BANKING-12.78%
Bank of America Corp.                                                        47,500         3,820,429
Charter One Financial, Inc.                                                  24,215           836,628
Mellon Financial Corp.                                                       36,500         1,172,015
Wachovia Corp.                                                               31,400         1,462,926
Washington Mutual, Inc.                                                      28,000         1,123,360
Wells Fargo & Co.                                                            37,000         2,178,930
                                                                                      ---------------
                                                                                           10,594,288
                                                                                      ---------------

BUILDING MATERIALS-2.00%
American Standard Companies, Inc.+                                           16,500         1,661,550
                                                                                      ---------------
CHEMICALS-3.26%
E.I. du Pont de Nemours & Co.                                                39,100         1,794,299
PPG Industries, Inc.                                                         14,200           909,084
                                                                                      ---------------
                                                                                            2,703,383
                                                                                      ---------------

COMMERCIAL SERVICES-3.03%
Cendant Corp.+                                                               71,200         1,585,624
Harsco Corp.                                                                 21,100           924,602
                                                                                      ---------------
                                                                                            2,510,226
                                                                                      ---------------

COMPUTER EQUIPMENT & SERVICES-4.14%
Hewlett-Packard Co.                                                          80,247         1,843,274
Seagate Technology                                                           84,100         1,589,490
                                                                                      ---------------
                                                                                            3,432,764
                                                                                      ---------------

COMPUTER INFORMATION & TECHNOLOGY-1.23%
Unisys Corp.+                                                                68,800         1,021,680
                                                                                      ---------------
ELECTRICAL EQUIPMENT-1.01%
Emerson Electric Co.                                                         12,900           835,275
                                                                                      ---------------
FINANCIAL SERVICES-2.87%
Lehman Brothers Holdings, Inc.                                               18,800         1,451,736
Morgan Stanley                                                               16,000           925,920
                                                                                      ---------------
                                                                                            2,377,656
                                                                                      ---------------

FOOD PRODUCTS-2.35%
Dean Foods Co.+                                                              25,800           848,046
General Mills, Inc.                                                          24,300         1,100,790
                                                                                      ---------------
                                                                                            1,948,836
                                                                                      ---------------

FOREST PRODUCTS & PAPER-2.08%
MeadWestvaco Corp.                                                           57,900         1,722,525
                                                                                      ---------------

GOVERNMENT AGENCY-2.00 %
Freddie Mac                                                                  28,500         1,662,120
                                                                                      ---------------

HOME FURNISHINGS-1.87%
Newell Rubbermaid, Inc.                                                      67,900         1,546,083
                                                                                      ---------------

INSURANCE-8.74%
Aetna, Inc.                                                                  19,100         1,290,778
Allstate Corp., The                                                          24,200         1,041,084
Chubb Corp., The                                                             24,000         1,634,400
Hartford Financial Services Group, Inc., The                                 33,800         1,995,214
St. Paul Companies, Inc., The                                                32,500         1,288,625
                                                                                      ---------------
                                                                                            7,250,101
                                                                                      ---------------

MANUFACTURING-7.72%
Eaton Corp.                                                                  16,500   $     1,781,670
ITT Industries, Inc.                                                         22,300         1,654,883
Textron, Inc.                                                                19,000         1,084,140
Tyco International, Ltd.                                                     70,900         1,878,850
                                                                                      ---------------
                                                                                            6,399,543
                                                                                      ---------------

MEDICAL PRODUCTS-1.58%
Johnson & Johnson                                                            25,400         1,312,164
                                                                                      ---------------
MULTIMEDIA-3.58%
Gannett Company, Inc.                                                        18,600         1,658,376
Viacom, Inc., Class B                                                        29,600         1,313,648
                                                                                      ---------------
                                                                                            2,972,024
                                                                                      ---------------

OIL & GAS - INTEGRATED-4.96%
ConocoPhillips                                                               28,810         1,889,072
Exxon Mobil Corp.                                                            54,300         2,226,300
                                                                                      ---------------
                                                                                            4,115,372
                                                                                      ---------------

OIL & GAS PRODUCERS-3.23%
Apache Corp.                                                                 10,600           859,660
Devon Energy Corp.                                                           20,100         1,150,926
Noble Energy, Inc.                                                           15,000           666,450
                                                                                      ---------------
                                                                                            2,677,036
                                                                                      ---------------

PHARMACEUTICAL-5.25%
Abbott Laboratories                                                          26,200         1,220,920
Bristol-Myers Squibb Co.                                                     27,100           775,060
Pfizer, Inc.                                                                 46,000         1,625,180
Wyeth                                                                        17,300           734,385
                                                                                      ---------------
                                                                                            4,355,545
                                                                                      ---------------

PUBLISHING & PRINTING-1.01%
Tribune Co.                                                                  16,200           835,920
                                                                                      ---------------
RAILROAD-2.46%
Burlington Northern Sante Fe Corp.                                           63,100         2,041,285
                                                                                      ---------------

TELECOMMUNICATIONS - INTEGRATED-2.04%
ALLTEL Corp.                                                                 14,600           680,068
Verizon Communications, Inc.                                                 28,900         1,013,812
                                                                                      ---------------
                                                                                            1,693,880
                                                                                      ---------------

TELECOMMUNICATIONS - WIRELINE-1.11%
BellSouth Corp.                                                              32,500           919,750
                                                                                      ---------------

TOBACCO-3.17%
Altria Group, Inc.                                                           28,100         1,529,202
R.J. Reynolds Tobacco Holdings, Inc.                                         18,900         1,099,035
                                                                                      ---------------
                                                                                            2,628,237
                                                                                      ---------------

UTILITIES - ELECTRIC & GAS-2.64%
Calpine Corp.+                                                              295,600         1,421,836
Progress Energy, Inc.                                                        17,000           769,420
                                                                                      ---------------
                                                                                            2,191,256
                                                                                      ---------------

TOTAL COMMON STOCK
  (Cost $68,060,257)                                                                       80,554,471

TOTAL INVESTMENTS
  (Cost $68,060,257)                                                          97.15%       80,554,471
Other assets, less liabilities                                                 2.85         2,359,866
                                                                    ---------------   ---------------


TOTAL NET ASSETS                                                             100.00%  $    82,914,337
                                                                    ===============   ===============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

                                PORTFOLIO MANAGER
                        Marsico Capital Management, LLC*

                               JAMES G. GENDELMAN

                  - Joined Marsico Capital Management, LLC in 2000
                  - Bachelor's degree from Michigan State University
                  - M.B.A. from University of Chicago

                        INVESTMENT OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by primarily investing in equity securities of companies from countries outside of the United States.

                            NET ASSETS AS OF 12/31/03
                                  $  33,188,626

* EFFECTIVE MAY 1, 2003, THE INTERNATIONAL EQUITY PORTFOLIO'S MANAGER CHANGED FROM LOMBARD ODIER INTERNATIONAL PORTFOLIO MANAGEMENT, LTD. TO MARSICO CAPITAL MANAGEMENT, LLC.

[CHART]

Common Stock                    97.80%
Short-Term Investments           2.12%
Cash                             0.08%

                              NUMBER OF HOLDINGS

                                       46

                                 PERCENT OF
TOP TEN HOLDINGS+               PORTFOLIO++
-------------------------------------------
Ryanair Holdings, PLC, ADR         5.40%
HSBC Holdings, PLC                 4.96%
UBS, AG                            4.29%
Sogecable, SA                      4.25%
Bayerische Motoren
  Werke (BMW), AG                  4.05%
Samsung Electronics
  Company, Ltd.                    3.54%
Roche Holding, AG                  3.42%
NTL, Inc.                          3.32%
British Sky Broadcasting Group     3.08%
EMI Group, PLC                     3.07%

                       + Short-term investments excluded.

                                 PERCENT OF
TOP TEN COUNTRIES               PORTFOLIO++
-------------------------------------------
Japan                              19.69%
United Kingdom                     15.41%
Switzerland                        9.31%
Hong Kong                          7.18%
United States                      7.08%
Germany                            6.62%
Ireland                            5.40%
Brazil                             4.86%
Spain                              4.25%
South Korea                        3.54%

               ++Represents market value of investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

   Marsico Capital Management, LLC began managing the International Equity Portfolio on May 1, 2003. Marsico Capital's portion of the Portfolio had a total return of approximately 35.83% net of fees for the period May 1, 2003 to December 31, 2003. For comparative purposes, the MSCI EAFE(R) Index had a total return of 38.59% over the same time period.

   The Portfolio was positively impacted by investments in several sectors, most notably Telecomm Services and Consumer Discretionary. The Portfolio's investment results were helped during the period by investments in Telecomm positions NTL, Inc. and Mobile Telesystems gaining 272% and 65%, respectively, for the period. The Portfolio maintained substantial allocations to the Consumer Discretionary sector during the period, with media and consumer durables industries being the primary areas of emphasis. Media positions (e.g., Sogecable and JC Decaux) and consumer durable positions (e.g., Sharp and Philips) were among the Portfolio's top performing positions.

   Investments in Health Care companies performed solidly overall, with Roche Holdings and Synthes-Stratec gaining 40% and 17%, respectively, during the period. In addition, the Portfolio's relatively underweighted investment posture in sectors such as Health Care, Utilities, and Energy contributed positively to relative investment results.

   "Blemishes" on performance during the period spanned several areas in which Portfolio gains did not match benchmark gains. The Portfolio's information technology positions, in particular, lagged that of the industry benchmark. Sohu Com and Nokia posted negative returns during the period they were held in the Portfolio. The Portfolio's stock selection in the Industrials sector also detracted from performance.

Country allocations, in aggregate, had a mildly negative effect on the Portfolio's performance during the period, while currency-related effects were immaterial. The Portfolio's country allocations are typically determined by default; they are usually a function of our stock selection process. However, at certain points in time country positions can exert a material effect on performance.

   As of December 31, 2003 the Portfolio's largest sector-related allocations encompassed Consumer Discretionary, Financials, Information Technology, Industrials, and Telecommunications Services. The Portfolio's largest country-level allocations at the year's close were in Japan, United Kingdom, Switzerland, Hong Kong, Germany, and Ireland.

[CHART]

           INTERNATIONAL EQUITY PORTFOLIO AND THE MSCI EAFE(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

              INTERNATIONAL       MSCI EAFE(R)
  DATE     EQUITY PORTFOLIO             INDEX
--------   ----------------       -----------
01/01/98             10,000            10,000
03/31/98             11,535            11,430
06/30/98             11,604            11,510
09/30/98             10,103             9,835
12/31/98             12,166            11,823
03/31/99             12,704            11,945
06/30/99             13,091            12,206
09/30/99             13,560            12,698
12/31/99             16,124            14,810
03/31/00             16,383            14,752
06/30/00             15,112            14,125
09/30/00             13,839            12,946
12/31/00             12,304            12,558
03/31/01             10,403            10,796
06/30/01             10,612            10,615
09/30/01              8,296             9,129
12/31/01              9,477             9,765
03/31/02              9,361             9,815
06/30/02              8,881             9,607
09/30/02              7,041             7,711
12/31/02              7,317             8,209
03/31/03              6,437             7,535
06/30/03              7,664             8,987
09/30/03              8,187             9,717
12/31/03              9,613            11,377

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                               MSCI
            INTERNATIONAL    EAFE(R)
               EQUITY         INDEX
1 YEAR         31.38%         38.59%
5 YEAR         -4.60%         -0.05%
INCEPTION      -0.66%          2.17%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective May 1, 2003, Marisco Capital Management, LLC began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-advisor.

The MSCI EAFE(R) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED
                                               DECEMBER         DECEMBER          DECEMBER        DECEMBER          DECEMBER
                                               31, 2003         31, 2002          31, 2001        31, 2000          31, 1999
Net asset value, beginning of period         $        6.79    $        8.80    $       11.42    $       16.07    $       12.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                          0.04             0.09            (0.01)            0.02            (0.01)
Net gains and losses on securities
  (both realized and unrealized)                      2.05            (2.10)           (2.61)           (3.55)            3.96
                                             -------------    -------------    -------------    -------------    -------------

     Total from investment operations                 2.09            (2.01)           (2.62)           (3.53)           3.95

   LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income              (0.09)
   Dividends in excess of net
     investment income
   Distributions from capital gains                                                                     (1.12)
   Distributions in excess of capital gains
                                             -------------    -------------    -------------    -------------    -------------

   Total distributions                               (0.09)            0.00             0.00            (1.12)            0.00

Net asset value, end of period               $        8.79    $        6.79    $        8.80    $       11.42    $       16.07
                                             =============    =============    =============    =============    =============

Total Return (A)                                     31.38%(B)       (22.79%)         (22.98%)         (23.69%)          32.54%

Ratios to Average Net Assets:
   Expenses                                           1.29%            1.19%            1.17%            1.15%            1.25%
   Net investment income (loss)                       0.52%            0.49%            0.20%           (0.08%)          (0.05%)

Portfolio Turnover Rate                             233.86%          141.40%           97.33%          142.62%           71.98%

Net Assets, At End of Period                 $  33,188,626    $  25,484,143    $  32,172,905    $  39,888,260    $  35,640,381

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) The total return calculation includes a payment received from a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment from the Portfolio's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91% (see Note E).

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--97.36%

COMPANY                                                                       SHARES      MARKET VALUE
------------------------------------------------------------------------------------------------------
AUSTRALIA-2.08%
News Corporation, Ltd., The, ADR                                              19,148   $       691,243
                                                                                       ---------------

AUSTRIA-2.32%
Erste Bank der oestereichischen Sparkassen, AG                                 6,235           770,488
                                                                                       ---------------

BRAZIL-4.83%
Companhia de Bebidas das Americas, ADR                                        15,676           399,895
Companhia Vale do Rio Doce, (CVRD), ADR                                        8,778           513,513
Uniao de Bancos Brasileiros, SA, ADR                                          27,684           690,716
                                                                                       ---------------
                                                                                             1,604,124
                                                                                       ---------------

CHINA-0.99%
Sohu.com, Inc.+                                                               10,926           327,889
                                                                                       ---------------

FRANCE-1.09%
JC Decaux, SA+                                                                22,200           362,906
                                                                                       ---------------

GERMANY-6.59%
Bayerische Motoren Werke (BMW), AG                                            28,740         1,339,484
SAP, AG                                                                        5,019           847,051
                                                                                       ---------------
                                                                                             2,186,535
                                                                                       ---------------

HONG KONG-7.15%
ASM Pacific Technology, Ltd.                                                  91,000           398,526
Cathay Pacific Airways, Ltd.                                                 181,000           343,880
CNOOC, Ltd., ADR                                                              11,399           455,048
Espirit Holdings, Ltd.                                                       158,000           526,083
Shangri-La Asia, Ltd.                                                        346,369           325,686
Sun Hung Kai Properties, Ltd.                                                 39,000           322,756
                                                                                       ---------------
                                                                                             2,371,979
                                                                                       ---------------

HUNGARY-1.19%
OTP Bank Rt., ADR+ ++                                                         15,136           393,536
                                                                                       ---------------

INDIA-1.70%
ICICI Bank, Ltd., ADR                                                         32,819           563,830
                                                                                       ---------------

IRELAND-5.38%
Ryanair Holdings, PLC, ADR+                                                   35,245         1,784,809
                                                                                       ---------------

JAPAN-19.60%
Canon, Inc.                                                                   15,000           698,423
Daiwa Securities Group, Inc.                                                  52,000           353,718
Mitsubishi Tokyo Financial Group, Inc.                                            77           600,653
Nissan Motor Company, Ltd.                                                    85,000           970,794
Sharp Corp.                                                                   42,000           662,704
SKY Perfect Communications, Inc.+                                                265           311,561
Sony Corp.                                                                    19,500           675,049
THK Company, Ltd.                                                             25,200           512,606
UFJ Holdings, Inc.+                                                              124           595,876
Yamada Denki Company, Ltd.                                                    11,500           386,302
YAMAHA Corp.                                                                  37,600           738,528
                                                                                       ---------------
                                                                                             6,506,214
                                                                                       ---------------

NETHERLANDS-2.46%
Koninklijke (Royal) Philips Electronics, NV                                   27,928           815,506
                                                                                       ---------------

RUSSIA-2.12%
Mobile Telesystems, ADR                                                        8,494   $       703,303
                                                                                       ---------------

SOUTH KOREA-3.52%
Samsung Electronics Company, Ltd.                                              3,090         1,169,610
                                                                                       ---------------

SPAIN-4.23%
Sogecable, SA+                                                                40,285         1,405,503
                                                                                       ---------------

SWITZERLAND- 9.27%
Roche Holding, AG                                                             11,218         1,131,505
Synthes-Stratec, Inc.                                                            531           525,505
UBS, AG                                                                       20,715         1,418,629
                                                                                       ---------------
                                                                                             3,075,639
                                                                                       ---------------

TAIWAN-2.56%
Taiwan Semiconductor
  Manufacturing Company, Ltd., ADR+                                           83,023           850,156
                                                                                       ---------------

UNITED KINGDOM-15.34%
British Sky Broadcasting Group, PLC+                                          80,931         1,018,519
EMI Group, PLC                                                               357,415         1,015,747
Golar LNG, Ltd.+                                                              27,600           396,194
HSBC Holdings, PLC                                                           104,264         1,638,808
Marconi Corporation, PLC+                                                     50,264           532,694
Vedanta Resources, PLC+                                                       74,145           488,460
                                                                                       ---------------
                                                                                             5,090,422
                                                                                       ---------------

UNITED STATES-4.94%
NTL, Inc.+                                                                    15,748         1,098,423
Wynn Resorts, Ltd.+                                                           19,322           541,209
                                                                                       ---------------
                                                                                             1,639,632
                                                                                       ---------------

TOTAL COMMON STOCK
  (Cost $ 25,259,333)                                                                       32,313,324
                                                                                       ---------------

 SHORT-TERM INVESTMENTS--2.11%

                                                                     PRINCIPAL VALUE
                                                                     ---------------
UNITED STATES-2.11%
Federal Home Loan Bank, 0.600%,
  due 01/02/04                                                       $       700,000           699,988
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $699,988)                                                                              699,988
                                                                                       ---------------

TOTAL INVESTMENTS
  (Cost $25,959,321)                                                           99.47%       33,013,312
Other assets, less liabilities                                                  0.53           175,314
                                                                     ---------------   ---------------

TOTAL NET ASSETS                                                              100.00%  $    33,188,626
                                                                     ===============   ===============

+  Non-income producing security.

++ Security exempt from registration under Rule 144A of the Security Act of 1933 (see Note H).

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

                               PORTFOLIO MANAGER
                     Mellon Capital Management Corporation*

                        INVESTMENT OBJECTIVE AND STRATEGY

   Seeks to approximate, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P
   500(R) Index by primarily investing in the securities that make up the S&P
                                  500(R) Index.

                            NET ASSETS AS OF 12/31/03
                                  $214,568,224

 * EFFECTIVE DECEMBER 12, 2003, THE S&P 500 INDEX PORTFOLIO'S MANAGER CHANGED FROM BARCLAYS GLOBAL FUND ADVISORS TO MELLON CAPITAL MANAGEMENT CORPORATION.

[CHART]

Common Stock                        97.15%
S&P 500(R) Index Futures             2.85%
 (net of cash + cash equivalents)

                               NUMBER OF HOLDINGS

                                       502

                          PERCENT OF
TOP TEN HOLDINGS+        PORTFOLIO++
------------------------------------
General Electric Co.           2.93%
Microsoft Corp.                2.81%
Exxon Mobil Corp.              2.57%
Pfizer, Inc.                   2.55%
Citigroup, Inc.                2.36%
Wal-Mart Stores, Inc.          2.17%
Intel Corp.                    1.98%
American International
  Group, Inc.                  1.63%
Cisco Systems, Inc.            1.58%
International Business
  Machines Corp.               1.51%

         +S&P 500(R) Index Futures and Short-term investments excluded.

                          PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------
Banking                        9.56%
Pharmaceutical                 6.70%
Retail Stores                  6.61%
Financial Services             5.01%
Computer Equipment
  & Services                   4.44%
Insurance                      4.36%
Oil & Gas - Integrated         4.34%
Computer Software              4.33%
Electronics - Semiconductors   3.85%
Medical Products               3.33%

               ++Represents market value of investments plus cash.

"S&P 500(R)" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY JEFFERSON PILOT VARIABLE CORPORATION. ENSEMBLE, ALLEGIANCE, PILOT, AND ALPHA PRODUCTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF PURCHASING ANY OF THESE PRODUCTS.

   U.S EQUITY MARKETS

   Stocks were strong in 2003, as the S&P 500(R) Index gained 28.7%. This marked the index's highest return since it gained 33.3% in 1997. More than 90 percent of the stocks in the S&P 500(R) rallied in 2003, the benchmark's broadest advance in at least 23 years. The 10 biggest S&P 500(R) companies, led by General Electric Co., Microsoft Corp. and Exxon Mobil Corp., climbed, and all 10 industry groups increased. Also, 459 of the 500 companies rose, the most since at least 1980, according to S&P, as investors bet the economy's surge would extend into 2004. The rally contrasts with 1999, the last year the market advanced, when about half of the S&P 500(R) members rose and the increases were concentrated in the largest companies' shares and technology stocks. The breadth of this year's advance speaks to the strength in the economy. Technology companies led the gains last year, as they did in 1999. An index of 83 computer-related companies in the S&P 500(R) rose 47%. Telecommunications stocks added 3.3%, the smallest increase among the 10 industry groups. Among the 10 largest companies in the index, Intel Corp. had the biggest gain. Shares of the world's No. 1 semiconductor producer more than doubled. Cisco Systems Inc., the biggest maker of computer-networking equipment rose 85%.

   The war in Iraq took center stage during the first quarter of 2003 as markets finished lower. At the beginning of the quarter, despite some strong gains, investors were uncertain as to the timing and potential length of the war, and were loathe to make large commitments in the markets. Trading volume during the quarter was consistently lower than the recent norm. Prior to the start of the war on March 19, with military action all but assured, equities rallied sharply over an eight-day period, with the

S&P 500(R) gaining nearly 12%. Once the war began in earnest, equity markets hung on every item of news about thE military campaign, eschewing the typical indicators that drive investment in stocks. The performance for the rest of March was volatile, depending on news reports of success or failure on the battlefield. For the quarter, the S&P 500(R) fell 3.2% and thE Russell 3000(R) lost 3.0%.

   The U.S. equity markets surged in the second quarter as investor sentiment improved. A quick end to the war in Iraq and first quarter earnings results that outpaced expectations gave investors encouragement for the remainder of 2003. Combined with the lowest interest rates in nearly half a century, a weaker U.S. dollar, and a $350 billion tax stimulus package, investors rushed into stocks in the hope that the long-awaited recovery in the economy had arrived. Though the rally slackened toward the end of the quarter as investors questioned the evidence of a pickup in the economy, the S&P 500(R) returned 15.4%, the best quarterly result since the fourtH quarter of 1998.

   Stocks extended their gains in the third quarter of 2003, with the positive sentiment inspired by better-than-expected economic growth and corporate earnings. The broad market posted its second quarterly advance in a row -- a first since the beginning of 2000. Through August, the S&P 500(R) rose for six straight months and the NASDAQ Composite(R) advanced for seven, their longest streAks since 1998 and 1995, respectively. Though the streaks ended in September, the major indices still posted gains for the second straight quarter. The S&P 500(R) Index delivered a 2.7% total return in the quarter.

   Stocks finished the year in grand fashion, as the broad S&P 500(R) gained 12.2%. Stocks forged ahead as the anticipated strength iN corporate earnings and economic data continued to materialize. The positive news during the quarter - bullish reports on corporate profits, GDP growth and productivity - exceeded the expectations of investors and provided support for the gains.

   INVESTMENT STRATEGIES AND TECHNIQUES

   The investment strategy employed in the S&P 500 Index Portfolio is to fully replicate the S&P 500(R) Index while seeking to minimizE transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio's performance and as a result the Portfolio is expected to closely match the return of the S&P 500(R) Index.

[CHART]

                S&P 500 INDEX PORTFOLIO AND THE S&P 500(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

                S&P 500 INDEX          S&P 500(R)
  DATE              PORTFOLIO              INDEX
--------        -------------          ---------
05/01/00               10,000             10,000
06/30/00               10,029             10,037
09/30/00                9,926              9,939
12/31/00                9,145              9,162
03/31/01                8,053              8,076
06/30/01                8,518              8,548
09/30/01                7,261              7,293
12/31/01                8,031              8,073
03/31/02                8,046              8,095
06/30/02                6,960              7,011
09/30/02                5,758              5,800
12/31/02                6,237              6,289
03/31/03                6,036              6,091
06/30/03                6,959              7,028
09/30/03                7,137              7,215
12/31/03                8,002              8,093

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                S&P 500
                 INDEX    S&P 500(R)
               PORTFOLIO    INDEX
1 YEAR           28.30%     28.69%
INCEPTION        -5.89%     -5.60%


                                 INCEPTION DATE
                                   MAY 1, 2000

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective December 12, 2003, Mellon Capital Management Corp. began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-advisor.

The S&P 500(R) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment oF transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio. Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                        PERIOD FROM
                                                                                                        MAY 1, 2000
                                                YEAR ENDED         YEAR ENDED         YEAR ENDED          THROUGH
                                                 DECEMBER           DECEMBER           DECEMBER          DECEMBER
                                                 31, 2003           31, 2002           31, 2001         31, 2000 (A)
Net asset value, beginning of period          $         6.13     $         7.97     $         9.14     $        10.00

INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                  0.10               0.08               0.08               0.06
 Net gains and losses on securities
   (both realized and unrealized)                       1.61              (1.84)             (1.19)             (0.92)
                                              --------------     --------------     --------------     --------------

 Total from investment operations                       1.71              (1.76)             (1.11)             (0.86)

LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income                  (0.08)             (0.08)             (0.06)
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                              --------------     --------------     --------------     --------------

 Total distributions                                   (0.08)             (0.08)             (0.06)              0.00

 Net asset value, end of period               $         7.76     $         6.13     $         7.97     $         9.14
                                              ==============     ==============     ==============     ==============


Total Return (B)                                       28.30%            (22.34%)           (12.18%)            (8.55%)

Ratios to Average Net Assets: (C)
 Expenses before reimbursement                          0.39%              0.34%              0.35%              0.33% (D)
 Expenses after reimbursement                           0.28%              0.28%              0.28%              0.28% (D)

 Net investment income before reimbursement             1.37%              1.22%              1.03%              0.98% (D)
 Net investment income after reimbursement              1.48%              1.28%              1.09%              1.03% (D)

Portfolio Turnover Rate                                 2.10%              2.86%              1.59%              5.26%

Net Assets, At End of Period                  $  214,568,224     $  165,873,051     $  189,046,310     $  175,931,207

(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

(D)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--97.05%

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.24%
Interpublic Group of Companies, Inc., The++                 7,889   $    123,068
Monster Worldwide, Inc.+                                    2,318         50,903
Omnicom Group, Inc.                                         3,842        335,522
                                                                    ------------
                                                                         509,493
                                                                    ------------

AEROSPACE & DEFENSE-1.78%
Boeing Co., The                                            17,017        717,096
General Dynamics Corp.                                      3,988        360,475
Goodrich Corp.                                              2,435         72,295
Honeywell International, Inc.                              17,400        581,682
Lockheed Martin Corp.                                       9,120        468,768
Northrop Grumman Corp.                                      3,699        353,624
Raytheon Co.                                                8,366        251,315
Rockwell Collins, Inc.                                      3,707        111,321
United Technologies Corp.                                   9,488        899,178
                                                                    ------------
                                                                       3,815,754
                                                                    ------------

AGRICULTURAL OPERATIONS-0.16%
Archer-Daniels-Midland Co.                                 13,086        199,169
Monsanto Co.                                                5,281        151,987
                                                                    ------------
                                                                         351,156
                                                                    ------------

AIRLINES-0.13%
Delta Air Lines, Inc.++                                     2,628         31,037
Southwest Airlines Co.                                     15,827        255,448
                                                                    ------------
                                                                         286,485
                                                                    ------------

APPLIANCES- 0.07%
Maytag Corp.++                                              1,662         46,287
Whirlpool Corp.                                             1,388        100,838
                                                                    ------------
                                                                         147,125
                                                                    ------------

AUTOMOTIVE PARTS & EQUIPMENT-0.30%
Cooper Tire & Rubber Co.                                    1,599         34,187
Cummins, Inc.                                                 868         42,480
Dana Corp.                                                  3,132         57,472
Delphi Corp.                                               11,310        115,475
Genuine Parts Co.++                                         3,501        116,233
Goodyear Tire & Rubber Co., The+ ++                         3,738         29,381
Johnson Controls, Inc.                                      1,828        212,267
Visteon Corp.                                               2,497         25,994
                                                                    ------------
                                                                         633,489
                                                                    ------------

AUTOMOTIVE RENTALS-0.02%
Ryder System, Inc.                                          1,348         46,034
                                                                    ------------

BANKING-9.55%
AmSouth Bancorporation                                      7,113        174,269
Bank of America Corp.                                      30,265      2,434,214
Bank of New York Company, Inc., The                        15,583        516,109
Bank One Corp.                                             22,879      1,043,054
Charter One Financial, Inc.                                 4,564        157,686
Citigroup, Inc.                                           104,312      5,063,304
Comerica, Inc.                                              3,538        198,340
Fifth Third Bancorp                                        11,530        681,423
First Tennessee National Corp.                              2,543        112,146
FleetBoston Financial Corp.                                21,294        929,483
Golden West Financial Corp.                                 3,079        317,722
Huntington Bancshares, Inc.++                               4,691        105,548

J.P. Morgan Chase & Co.                                    41,233   $  1,514,488
KeyCorp                                                     8,506        249,396
Mellon Financial Corp.*                                     8,706        279,550
North Fork Bancorporation, Inc.++                           3,137        126,954
Northern Trust Corp.                                        4,458        206,940
Southtrust Corp.                                            6,851        224,233
State Street Corp.                                          6,729        350,446
SunTrust Banks, Inc.                                        5,692        406,978
U.S. Bancorp                                               38,993      1,161,212
Union Planters Corp.                                        4,029        126,873
Wachovia Corp.                                             26,969      1,256,486
Washington Mutual, Inc.                                    18,684        749,602
Wells Fargo & Co.                                          34,006      2,002,613
Zions Bancorporation                                        1,851        113,522
                                                                    ------------
                                                                      20,502,591
                                                                    ------------

BEVERAGES-2.57%
Adolph Coors Co., Class B                                     754         42,299
Anheuser-Busch Companies, Inc.                             16,734        881,547
Brown-Forman Corp., Class B                                 1,216        113,635
Coca-Cola Co., The                                         49,766      2,525,625
Coca-Cola Enterprises, Inc.                                 9,216        201,554
Pepsi Bottling Group, Inc., The                             5,422        131,104
PepsiCo, Inc.                                              34,938      1,628,810
                                                                    ------------
                                                                       5,524,574
                                                                    ------------

BROADCASTING-1.09%
Clear Channel Communications, Inc.                         12,441        582,612
Comcast Corp.+                                             45,562      1,497,623
Univision Communications, Inc.+ ++                          6,519        258,739
                                                                    ------------
                                                                       2,338,974
                                                                    ------------

BUILDING CONSTRUCTION-0.15%
Centex Corp.                                                1,256        135,208
KB HOME                                                       985         71,432
Pulte Homes, Inc.                                           1,237        115,808
                                                                    ------------
                                                                         322,448
                                                                    ------------

BUILDING MATERIALS-0.13%
American Standard Companies, Inc.+                          1,460        147,022
Louisiana-Pacific Corp.+                                    2,249         40,212
Vulcan Materials Co.                                        2,059         97,947
                                                                    ------------
                                                                         285,181
                                                                    ------------

CHEMICALS-1.44%
Air Products & Chemicals, Inc.                              4,591        242,543
Ashland, Inc.                                               1,408         62,036
Dow Chemical Co., The                                      18,584        772,537
E.I. du Pont de Nemours & Co.                              20,166        925,418
Eastman Chemical Co.                                        1,622         64,118
Ecolab, Inc.                                                5,198        142,269
Engelhard Corp.                                             2,471         74,006
Great Lakes Chemical Corp.++                                1,115         30,317
Hercules, Inc.+                                             2,407         29,365
PPG Industries, Inc.                                        3,472        222,277
Praxair, Inc.                                               6,602        252,196
Rohm & Haas Co.                                             4,556        194,587
Sigma-Aldrich Corp.                                         1,469         83,997
                                                                    ------------
                                                                       3,095,666
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-0.69%
Cendant Corp.+                                             20,503   $    456,602
Cintas Corp.                                                3,438        172,347
Concord EFS, Inc.+                                          9,883        146,664
Convergys Corp.+                                            2,833         49,464
Express Scripts, Inc.+                                      1,591        105,690
Moody's Corp.                                               3,058        185,162
Paychex, Inc.                                               7,614        283,241
W.W. Grainger, Inc.                                         1,831         86,771
                                                                    ------------
                                                                       1,485,941
                                                                    ------------

COMPUTER EQUIPMENT & SERVICES-4.43%
Apple Computer, Inc.+                                       7,428        158,736
Automatic Data Processing, Inc.                            12,097        479,162
Computer Sciences Corp.+                                    3,794        167,809
Comverse Technology, Inc.+                                  3,842         67,581
Dell, Inc.+                                                52,008      1,766,192
Electronic Data Systems Corp.                               9,687        237,719
EMC Corp.+                                                 48,693        629,114
First Data Corp.                                           14,979        615,487
Fiserv, Inc.+                                               3,905        154,287
Gateway, Inc.+ ++                                           6,858         31,547
Hewlett-Packard Co.                                        61,808      1,419,730
International Business Machines Corp.                      35,037      3,247,229
Lexmark International, Inc.+ ++                             2,611        205,329
NVIDIA Corp.+ ++                                            3,200         74,400
Parametric Technology Corp.+                                5,044         19,873
SunGard Data Systems, Inc.+                                 5,839        161,799
Symbol Technologies, Inc.                                   4,697         79,332
                                                                    ------------
                                                                       9,515,326
                                                                    ------------

COMPUTER INFORMATION & TECHNOLOGY-0.24%
Autodesk, Inc.                                              2,370         58,255
NCR Corp.+                                                  1,861         72,207
Sun Microsystems, Inc.+                                    65,311        293,246
Unisys Corp.+                                               6,654         98,812
                                                                    ------------
                                                                         522,520
                                                                    ------------

COMPUTER NETWORK-1.69%
Cisco Systems, Inc.+^                                     139,930      3,398,900
Network Appliance, Inc.+                                    6,899        141,636
Novell, Inc.+                                               7,828         82,351
                                                                    ------------
                                                                       3,622,887
                                                                    ------------

COMPUTER SOFTWARE-4.33%
Adobe Systems, Inc.                                         4,710        185,103
BMC Software, Inc.+                                         4,636         86,461
Citrix Systems, Inc.+ ++                                    3,419         72,517
Computer Associates International, Inc.                    11,703        319,960
Compuware Corp.+                                            7,784         47,015
Intuit, Inc.+                                               4,145        219,312
Mercury Interactive Corp.+ ++                               1,735         84,390
Microsoft Corp.                                           219,005      6,031,398
Oracle Corp.+                                             105,958      1,398,646
PeopleSoft, Inc.+                                           7,310        166,668
Siebel Systems, Inc.+                                      10,190        141,335
Symantec Corp.+ ++                                          6,130        212,405
VERITAS Software Corp.+                                     8,606        319,799
                                                                    ------------
                                                                       9,285,009
                                                                    ------------

COSMETICS & PERSONAL CARE-1.11%
Alberto-Culver Co., Class B                                 1,218   $     76,831
Avon Products, Inc.                                         4,775        322,265
Colgate-Palmolive Co.                                      10,887        544,894
Gillette Co., The                                          20,645        758,291
International Flavors & Fragrances, Inc.                    1,853         64,707
Kimberly-Clark Corp.                                       10,250        605,673
                                                                    ------------
                                                                       2,372,661
                                                                    ------------

DELIVERY & FREIGHT SERVICES-0.79%
United Parcel Service, Inc., Class B                       22,784      1,698,547
                                                                    ------------

DIVERSIFIED OPERATIONS-2.93%
General Electric Co.^                                     202,903      6,285,922
                                                                    ------------

EDUCATIONAL SERVICES-0.11%
Apollo Group, Inc.+                                         3,551        241,468
                                                                    ------------

ELECTRICAL EQUIPMENT-0.36%
American Power Conversion Corp.                             4,009         98,020
Emerson Electric Co.                                        8,517        551,476
PerkinElmer, Inc.                                           2,632         44,928
Thermo Electron Corp.+                                      3,343         84,244
                                                                    ------------
                                                                         778,668
                                                                    ------------

ELECTRONIC COMPONENTS-0.58%
Jabil Circuit, Inc.+ ++                                     4,008        113,426
Linear Technology Corp.                                     6,325        266,093
Maxim Integrated Products, Inc.                             6,563        326,837
Sanmina-SCI Corp.+                                         10,515        132,594
Solectron Corp.+                                           16,746         98,969
Thomas & Betts Corp.                                        1,296         29,665
Xilinx, Inc.+                                               6,885        266,725
                                                                    ------------
                                                                       1,234,309
                                                                    ------------

ELECTRONICS-0.24%
Agilent Technologies, Inc.+                                 9,526        278,540
Molex, Inc.++                                               3,921        136,804
Teradyne, Inc.+ ++                                          3,763         95,768
                                                                    ------------
                                                                         511,112
                                                                    ------------

ELECTRONICS - SEMICONDUCTORS-3.85%
Advanced Micro Devices, Inc.+ ++                            7,029        104,732
Altera Corp.+                                               7,719        175,221
Analog Devices, Inc.                                        7,385        337,125
Applied Materials, Inc.+                                   33,542        753,018
Applied Micro Circuits Corp.+                               6,497         38,852
Intel Corp.                                               131,833      4,245,023
KLA-Tencor Corp.+ ++                                        3,845        225,586
LSI Logic Corp.+                                            7,628         67,660
Micron Technology, Inc.+                                   12,312        165,843
Motorola, Inc.                                             47,082        662,444
National Semiconductor Corp.+                               3,777        148,852
Novellus Systems, Inc.+                                     3,116        131,028
PMC-Sierra, Inc.+ ++                                        3,488         70,283
QLogic Corp.+                                               1,897         97,885
Texas Instruments, Inc.                                    35,041      1,029,505
                                                                    ------------
                                                                       8,253,057
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION-0.03%
Fluor Corp.++                                               1,668   $     66,120
                                                                    ------------

ENTERTAINMENT & LEISURE-1.01%
Brunswick Corp.                                             1,901         60,509
Carnival Corp.                                             12,735        505,962
Electronic Arts, Inc.+                                      5,952        284,387
Harrah's Entertainment, Inc.                                2,252        112,082
International Game Technology                               6,968        248,758
Walt Disney Co., The                                       41,374        965,255
                                                                    ------------
                                                                       2,176,953
                                                                    ------------

ENVIRONMENTAL CONTROLS-0.23%
Allied Waste Industries, Inc.+                              4,310         59,823
Waste Management, Inc.                                     11,973        354,401
Waters Corp.+                                               2,473         82,005
                                                                    ------------
                                                                         496,229
                                                                    ------------

FINANCIAL SERVICES-5.01%
Ambac Financial Group, Inc.                                 2,190        151,964
American Express Co.                                       26,055      1,256,633
BB&T Corp.                                                 10,886        420,635
Bear Stearns Companies, Inc., The                           2,045        163,498
Capital One Financial Corp.                                 4,593        281,505
Charles Schwab Corp., The                                  27,383        324,215
Countrywide Financial Corp.                                 3,662        277,763
Deluxe Corp.                                                1,057         43,686
Equifax, Inc.                                               2,779         68,086
Federated Investors, Inc.                                   2,180         64,005
Franklin Resources, Inc.                                    5,120        266,547
Goldman Sachs Group, Inc., The                              9,595        947,314
H&R Block, Inc.                                             3,629        200,938
Janus Capital Group, Inc.                                   4,853         79,638
John Hancock Financial Services, Inc.                       5,842        219,075
Lehman Brothers Holdings, Inc.                              5,563        429,575
Marshall & Ilsley Corp.                                     4,586        175,415
MBIA, Inc.                                                  2,925        173,248
MBNA Corp.                                                 25,854        642,472
Merrill Lynch & Company, Inc.                              18,928      1,110,127
MGIC Investment Corp.++                                     2,014        114,677
Morgan Stanley                                             22,019      1,274,240
National City Corp.                                        12,421        421,569
PNC Financial Services Group                                5,661        309,827
Providian Financial Corp.+                                  5,941         69,153
Prudential Financial, Inc.                                 11,038        461,057
Regions Financial Corp.                                     4,494        167,177
SLM Corp.                                                   9,117        343,529
Synovus Financial Corp.++                                   6,133        177,366
T. Rowe Price Group, Inc.++                                 2,488        117,956
                                                                    ------------
                                                                      10,752,890
                                                                    ------------

FOOD PRODUCTS-0.98%
Campbell Soup Co.                                           8,294   $    222,279
General Mills, Inc.                                         7,535        341,336
H.J. Heinz Co.                                              7,106        258,872
Hershey Foods Corp.                                         2,644        203,562
Kellogg Co.                                                 8,251        314,198
McCormick & Company, Inc.                                   2,877         86,598
Sara Lee Corp.                                             15,710        341,064
SUPERVALU, Inc.                                             2,733         78,136
Wm. Wrigley Jr. Co.                                         4,548        255,643
                                                                    ------------
                                                                       2,101,688
                                                                    ------------

FOOD SERVICE & RESTAURANTS-0.83%
ConAgra Foods, Inc.                                        10,851        286,358
Darden Restaurants, Inc.                                    3,406         71,662
McDonald's Corp.                                           25,747        639,298
Sysco Corp.                                                13,140        489,202
Wendy's International, Inc.                                 2,310         90,644
Yum! Brands, Inc.+                                          5,926        203,854
                                                                    ------------
                                                                       1,781,018
                                                                    ------------

FOREST PRODUCTS & PAPER-0.56%
Boise Cascade Corp.                                         1,124         36,935
Georgia-Pacific Group                                       5,115        156,877
International Paper Co.                                     9,698        418,081
MeadWestvaco Corp.                                          4,044        120,309
Plum Creek Timber Company, Inc.                             3,696        112,543
Temple-Inland, Inc.                                         1,111         69,626
Weyerhaeuser Co.                                            4,430        283,520
                                                                    ------------
                                                                       1,197,891
                                                                    ------------

GOVERNMENT AGENCY-1.07%
Fannie Mae                                                 19,715      1,479,808
Freddie Mac                                                14,080        821,146
                                                                    ------------
                                                                       2,300,954
                                                                    ------------

HEALTHCARE-1.36%
Bausch & Lomb, Inc.                                         1,103         57,246
Cardinal Health, Inc.                                       9,033        552,458
HCA, Inc.                                                  10,087        433,338
Health Management Associates, Inc.                          4,945        118,680
Humana, Inc.+                                               3,274         74,811
IMS Health, Inc.                                            4,920        122,311
Manor Care, Inc.                                            1,871         64,680
McKesson Corp.                                              5,867        188,683
Quest Diagnostics, Inc.+                                    2,116        154,701
Tenet Healthcare Corp.+                                     9,468        151,961
UnitedHealth Group, Inc.                                   12,065        701,942
WellPoint Health Networks, Inc.+                            2,966        287,672
                                                                    ------------
                                                                       2,908,483
                                                                    ------------

HOLDING COMPANIES-0.09%
Loews Corp.                                                 3,791        187,465
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
HOME FURNISHINGS-0.22%
Leggett & Platt, Inc.                                       3,981   $     86,109
Masco Corp.                                                 9,575        262,451
Newell Rubbermaid, Inc.                                     5,499        125,212
                                                                    ------------
                                                                         473,772
                                                                    ------------

HOUSEHOLD PRODUCTS-1.32%
Clorox Co., The                                             4,377        212,547
Proctor & Gamble Co., The                                  26,254      2,622,250
                                                                    ------------
                                                                       2,834,797
                                                                    ------------

HUMAN RESOURCES-0.04%
Robert Half International, Inc.+                            3,408         79,543
                                                                    ------------

INSURANCE-4.35 %
Ace, Ltd.                                                   5,619        232,739
Aetna, Inc.                                                 3,107        209,971
AFLAC, Inc.                                                10,392        375,983
Allstate Corp., The                                        14,237        612,476
American International Group, Inc.                         52,830      3,501,572
Anthem, Inc.+                                               2,800        210,000
Aon Corp.++                                                 6,419        153,671
Chubb Corp., The                                            3,788        257,963
CIGNA Corp.                                                 2,828        162,610
Cincinnati Financial Corp.                                  3,235        135,482
Hartford Financial Services Group, Inc., The                5,709        337,002
Jefferson-Pilot Corp.*                                      2,885        146,125
Lincoln National Corp.                                      3,607        145,615
Marsh & McLennan Companies, Inc.                           10,777        516,111
Medco Health Solutions, Inc.+                               5,554        188,780
MetLife, Inc.                                              15,376        517,710
Principal Financial Group, Inc., The                        6,593        218,031
Progressive Corp., The                                      4,392        367,127
SAFECO Corp.                                                2,768        107,758
St. Paul Companies, Inc., The                               4,652        184,452
Torchmark Corp.                                             2,359        107,429
Travelers Property Casualty Corp., Class B                 20,360        345,509
UnumProvident Corp.                                         5,958         93,958
XL Capital, Ltd.                                            2,772        214,969
                                                                    ------------
                                                                       9,343,043
                                                                    ------------

INTERNET SERVICES-0.28%
Yahoo!, Inc.+                                              13,146        593,805
                                                                    ------------

LODGING-0.23%
Hilton Hotels Corp.                                         7,541        129,177
Marriott International, Inc.++                              4,704        217,325
Starwood Hotels & Resorts Worldwide, Inc.                   4,058        145,966
                                                                    ------------
                                                                         492,468
                                                                    ------------

MACHINERY-0.61%
Black & Decker Corp., The                                   1,615         79,652
Caterpillar, Inc.                                           6,980        579,480
Deere & Co.                                                 4,838        314,712
Ingersoll-Rand Co.                                          3,459        234,797
Snap-on, Inc.                                               1,212         39,075
Stanley Works, The                                          1,789         67,749
                                                                    ------------
                                                                       1,315,465
                                                                    ------------

MANUFACTURING-2.25%
3M Co.                                                     15,850   $  1,347,726
Cooper Industries, Ltd.                                     1,892        109,604
Corning, Inc.+                                             25,703        268,082
Crane Co.                                                   1,278         39,286
Danaher Corp.++                                             3,101        284,517
Dover Corp.                                                 4,088        162,498
Eaton Corp.                                                 1,525        164,670
Fortune Brands, Inc.                                        2,957        211,396
Illinois Tool Works, Inc.                                   6,227        522,508
ITT Industries, Inc.                                        1,900        140,999
Pall Corp.                                                  2,513         67,424
Parker-Hannifin Corp.                                       2,366        140,777
Rockwell Automation, Inc.                                   3,749        133,464
Textron, Inc.                                               2,775        158,342
Tyco International, Ltd.                                   40,428      1,071,342
                                                                    ------------
                                                                       4,822,635
                                                                    ------------

MEDICAL - BIOTECHNOLOGY-1.13%
Amgen, Inc.+                                               26,135      1,615,143
Applera Corporation - Applied Biosystems Group              4,230         87,603
Biogen Idec, Inc.+                                          6,622        243,557
Chiron Corp.+                                               3,768        214,738
Genzyme Corp.+                                              4,486        221,339
Millipore Corp.+                                              953         41,027
                                                                    ------------
                                                                       2,423,407
                                                                    ------------

MEDICAL PRODUCTS-3.33%
AmerisourceBergen Corp.++                                   2,291        128,640
Baxter International, Inc.                                 11,868        362,211
Becton, Dickinson & Co.                                     5,128        210,966
Biomet, Inc.                                                5,208        189,623
Boston Scientific Corp.                                    16,658        612,348
C. R. Bard, Inc.                                            1,040         84,500
Guidant Corp.                                               6,223        374,625
Johnson & Johnson                                          60,103      3,104,921
Medtronic, Inc.                                            24,631      1,197,313
St. Jude Medical, Inc.+                                     3,469        212,823
Stryker Corp.                                               4,026        342,250
Zimmer Holdings, Inc.+                                      4,586        322,854
                                                                    ------------
                                                                       7,143,074
                                                                    ------------

MINING & METALS -
  FERROUS & NONFERROUS-0.47%
Alcoa, Inc.                                                17,116        650,408
Allegheny Technologies, Inc.                                1,573         20,795
Nucor Corp.                                                 1,624         90,944
Phelps Dodge Corp.+                                         1,793        136,429
United States Steel Corp.++                                 2,150         75,293
Worthington Industries, Inc.                                1,886         34,005
                                                                    ------------
                                                                       1,007,874
                                                                    ------------

MINING & METALS - PRECIOUS-0.27%
Freeport-McMoRan Copper & Gold, Inc., Class B               3,471        146,233
Newmont Mining Corp.                                        8,749        425,289
                                                                    ------------
                                                                         571,522
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING-0.82%
Ford Motor Co.                                             37,056   $    592,894
General Motors Corp.++                                     11,343        605,716
Harley-Davidson, Inc.++                                     6,118        290,789
Navistar International Corp.+ ++                            1,346         64,460
PACCAR, Inc.                                                2,354        200,372
                                                                    ------------
                                                                       1,754,231
                                                                    ------------

MULTIMEDIA-1.85%
Gannett Company, Inc.                                       5,455        486,368
McGraw-Hill Companies, Inc., The                            3,863        270,101
Time Warner, Inc.+                                         91,367      1,643,692
Viacom, Inc., Class B                                      35,537      1,577,132
                                                                    ------------
                                                                       3,977,293
                                                                    ------------

OFFICE EQUIPMENT-0.28%
Avery Dennison Corp.                                        2,272        127,277
Pitney Bowes, Inc.                                          4,726        191,970
Tektronix, Inc.                                             1,726         54,542
Xerox Corp.+                                               15,961        220,262
                                                                    ------------
                                                                         594,051
                                                                    ------------

OIL & GAS - DISTRIBUTION & MARKETING-0.25%
Burlington Resources, Inc.                                  4,056        224,621
Kinder Morgan, Inc.                                         2,533        149,700
Nicor, Inc.++                                                 919         31,283
Sempra Energy                                               4,208        126,492
                                                                    ------------
                                                                         532,096
                                                                    ------------

OIL & GAS - INTEGRATED-4.34%
Amerada Hess Corp.                                          1,820         96,769
ChevronTexaco Corp.                                        21,639      1,869,393
ConocoPhillips                                             13,761        902,309
El Paso Corp.++                                            12,317        100,876
Exxon Mobil Corp.                                         134,407      5,510,687
Marathon Oil Corp.                                          6,261        207,176
Nabors Industries, Ltd.+                                    2,932        121,678
Occidental Petroleum Corp.                                  7,736        326,769
Sunoco, Inc.                                                1,531         78,311
Williams Companies, Inc., The                              10,480        102,914
                                                                    ------------
                                                                       9,316,882
                                                                    ------------

OIL & GAS PRODUCERS-0.62%
Anadarko Petroleum Corp.                                    5,068        258,519
Apache Corp.                                                3,268        265,035
Devon Energy Corp.                                          4,685        268,263
EOG Resources, Inc.                                         2,350        108,500
Kerr-McGee Corp.                                            2,039         94,793
Noble Corp.+                                                2,702         96,678
Rowan Companies, Inc.+ ++                                   1,833         42,471
Unocal Corp.                                                5,214        192,032
                                                                    ------------
                                                                       1,326,291
                                                                    ------------

OIL & GAS SERVICES & EQUIPMENT-0.65%
Baker Hughes, Inc.                                          6,760   $    217,402
BJ Services Co.+                                            3,157        113,336
Dynegy, Inc.+                                               7,828         33,504
Halliburton Co.                                             8,902        231,452
Schlumberger, Ltd.                                         11,788        645,039
Transocean, Inc.+++                                         6,578        157,938
                                                                    ------------
                                                                       1,398,671
                                                                    ------------

PACKAGING & CONTAINERS-0.15%
Ball Corp.                                                  1,180         70,293
Bemis Company, Inc.                                         1,091         54,550
Pactiv Corp.+                                               3,285         78,512
Sealed Air Corp.+ ++                                        1,735         93,933
Tupperware Corp.                                            1,165         20,201
                                                                    ------------
                                                                         317,489
                                                                    ------------

PHARMACEUTICAL-6.70%
Abbott Laboratories                                        31,635      1,474,191
Allergan, Inc.                                              2,640        202,778
Bristol-Myers Squibb Co.                                   39,243      1,122,350
Eli Lilly & Co.                                            22,727      1,598,390
Forest Laboratories, Inc.+                                  7,381        456,146
King Pharmaceuticals, Inc.+                                 4,999         76,285
MedImmune, Inc.+                                            5,013        127,330
Merck & Company, Inc.                                      45,334      2,094,431
Pfizer, Inc.                                              154,684      5,464,986
Schering-Plough Corp.                                      29,722        516,866
Watson Pharmaceuticals, Inc.+                               2,166         99,636
Wyeth                                                      26,951      1,144,070
                                                                    ------------
                                                                      14,377,459
                                                                    ------------

PHOTO EQUIPMENT-0.07%
Eastman Kodak Co.++                                         5,796        148,783
                                                                    ------------

PUBLISHING & PRINTING-0.39%
American Greetings Corp.+                                   1,410         30,837
Dow Jones & Company, Inc.++                                 1,679         83,698
Knight-Ridder, Inc.                                         1,656        128,125
Meredith Corp.                                              1,029         50,225
New York Times Co., The                                     3,066        146,524
R.R. Donnelley & Sons Co.++                                 2,227         67,144
Tribune Co.                                                 6,341        327,196
                                                                    ------------
                                                                         833,749
                                                                    ------------

RAILROAD-0.20%
Burlington Northern Sante Fe Corp.                          7,522        243,337
Norfolk Southern Corp.                                      8,002        189,247
                                                                    ------------
                                                                         432,584
                                                                    ------------

REAL ESTATE-0.35%
Apartment Investment & Management Co.                       1,912         65,964
Equity Office Properties Trust                              8,098        232,008
Equity Residential                                          5,524        163,013
ProLogis                                                    3,699        118,701
Simon Property Group, Inc.                                  3,882        179,892
                                                                    ------------
                                                                         759,578
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
RETAIL - INTERNET-0.39%
eBay, Inc.+                                                12,994   $    839,282
                                                                    ------------

RETAIL STORES-6.61%
Albertson's, Inc.++                                         7,417        167,995
AutoNation, Inc.+                                           5,675        104,250
AutoZone, Inc.+                                             1,808        154,060
Bed Bath & Beyond, Inc.+                                    5,974        258,973
Best Buy Company, Inc.                                      6,519        340,553
Big Lots, Inc.+                                             2,474         35,156
Circuit City Stores-Circuit City Group 4,402               44,592
Costco Wholesale Corp.+                                     9,240        343,543
CVS Corp.++                                                 7,986        288,454
Dillards, Inc.                                              1,642         27,027
Dollar General Corp.                                        6,730        141,263
Family Dollar Stores, Inc.                                  3,469        124,468
Federated Department Stores, Inc.                           3,779        178,104
Gap, Inc., The                                             18,065        419,289
Home Depot, Inc., The                                      46,533      1,651,456
J.C. Penney Company, Inc.                                   5,588        146,853
Kohl's Corp.+                                               6,866        308,558
Kroger Co., The+                                           15,187        281,111
Limited Brands                                             10,537        189,982
Lowe's Companies, Inc.                                     15,859        878,430
May Department Stores Co., The                              5,903        171,600
Nordstrom, Inc.                                             2,790         95,697
Office Depot, Inc.+                                         6,243        104,321
RadioShack Corp.                                            3,418        104,864
Safeway, Inc.+                                              8,916        195,350
Sears, Roebuck & Co.                                        5,140        233,819
Sherwin-Williams Co., The                                   2,946        102,344
Staples, Inc.+                                              9,905        270,407
Starbucks Corp.+                                            7,901        261,207
Target Corp.                                               18,432        707,789
Tiffany & Co.                                               2,977        134,560
TJX Companies, Inc., The                                   10,312        227,380
Toys "R" Us, Inc.+                                          4,366         55,186
Walgreen Co.                                               20,741        754,558
Wal-Mart Stores, Inc.                                      87,683      4,651,583
Winn-Dixie Stores, Inc.++                                   2,664         26,507
                                                                    ------------
                                                                      14,181,289
                                                                    ------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.85%
ADC Telecommunications, Inc.+                              16,618   $     49,355
Andrew Corp.+ ++                                            3,070         35,336
Avaya, Inc.+                                                8,384        108,489
Broadcom Corp.+ ++                                          5,985        204,029
CIENA Corp.+                                                9,687         64,322
JDS Uniphase Corp.+ ++                                     28,824        105,208
Lucent Technologies, Inc.+                                 84,021        238,620
QUALCOMM, Inc.                                             16,063        866,278
Scientific-Atlanta, Inc.++                                  3,074         83,920
Tellabs, Inc.+                                              8,415         70,938
                                                                    ------------
                                                                       1,826,495
                                                                    ------------

TELECOMMUNICATIONS - INTEGRATED-2.23%
ALLTEL Corp.                                                6,303        293,594
AT&T Corp.                                                 15,936        323,501
Qwest Communications International, Inc.+                  34,812        150,388
SBC Communications, Inc.                                   67,291      1,754,276
Sprint Corp. - Fon Group                                   18,255        299,747
Verizon Communications, Inc.                               55,809      1,957,780
                                                                    ------------
                                                                       4,779,286
                                                                    ------------

TELECOMMUNICATIONS - WIRELESS-0.55%
AT&T Wireless Services, Inc.+                              54,889        438,563
Nextel Communications, Inc.+                               22,266        624,784
Sprint Corporation - PCS Group+                            21,259        119,476
                                                                    ------------
                                                                       1,182,823
                                                                    ------------

TELECOMMUNICATIONS - WIRELINE-0.57%
BellSouth Corp.                                            37,394      1,058,250
CenturyTel, Inc.                                            2,863         93,391
Citizens Communications Co.+                                5,758         71,514
                                                                    ------------
                                                                       1,223,155
                                                                    ------------

TEXTILES & APPAREL-0.31%
Jones Apparel Group, Inc.                                   2,623         92,408
Liz Claiborne, Inc.                                         2,152         76,310
Nike, Inc., Class B                                         5,332        365,029
Reebok International, Ltd.++                                1,155         45,415
V.F. Corp.++                                                2,130         92,101
                                                                    ------------
                                                                         671,263
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
TOBACCO-1.15%
Altria Group, Inc.                                         41,092   $  2,236,227
R.J. Reynolds Tobacco Holdings, Inc.                        1,751        101,821
UST, Inc.                                                   3,366        120,133
                                                                    ------------
                                                                       2,458,181
                                                                    ------------
TOYS-0.12%
Hasbro, Inc.                                                3,541         75,352
Mattel, Inc.                                                8,965        172,756
                                                                    ------------
                                                                         248,108
                                                                    ------------
TRANSPORTATION-0.43%
CSX Corp.                                                   4,338        155,908
FedEx Corp.                                                 6,037        407,498
Union Pacific Corp.                                         5,148        357,683
                                                                    ------------
                                                                         921,089
                                                                    ------------
TRAVEL SERVICES-0.03%
Sabre Holdings Corp.++                                      2,911         62,848
                                                                    ------------

UTILITIES - ELECTRIC & GAS-2.49%
AES Corp., The+                                            12,562        118,585
Allegheny Energy, Inc.+                                     2,373         30,279
Ameren Corp.                                                3,296        151,616
American Electric Power Company, Inc.++                     7,981        243,500
Calpine Corp.+                                              7,830         37,662
CenterPoint Energy, Inc.++                                  6,261         60,669
Cinergy Corp.                                               3,649        141,618
CMS Energy Corp.++                                          3,078         26,225
Consolidated Edison, Inc.                                   4,542        195,351
Constellation Energy Group                                  3,365        131,773
Dominion Resources, Inc.                                    6,540        417,448
DTE Energy Co.                                              3,460        136,324
Duke Energy Corp.++                                        18,286        373,949
Edison International+                                       6,569        144,058
Entergy Corp.                                               4,607        263,198
Exelon Corp.                                                6,590        437,312
FirstEnergy Corp.                                           6,577        231,510
FPL Group, Inc.                                             3,713        242,904
KeySpan Corp.                                               3,265        120,152
NiSource, Inc.                                              5,297        116,216
Peoples Energy Corp.                                          756         31,782

UTILITIES - ELECTRIC & GAS-CONTINUED
PG&E Corp.+                                                 8,369   $    232,407
Pinnacle West Capital Corp.                                 1,824         72,996
Power-One, Inc.+                                            1,525         16,516
PPL Corp.                                                   3,565        155,969
Progress Energy, Inc.++                                     4,917        222,543
Public Service Enterprise Group, Inc.                       4,571        200,210
Southern Co., The                                          14,735        445,734
TECO Energy, Inc.++                                         3,757         54,138
TXU Corp.                                                   6,497        154,109
Xcel Energy, Inc.                                           8,200        139,236
                                                                    ------------
                                                                       5,345,989
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $239,685,472)                                                208,246,458
                                                                    ------------

   SHORT-TERM INVESTMENTS--0.17%

                                                   PRINCIPAL VALUE
                                                   ---------------
U.S. TREASURY BILLS,
  BONDS, AND NOTES-0.17%
U.S. Treasury Bill, 0.850%, due 03/11/04^            $    360,000        359,414
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $359,415)                                                        359,414
                                                                    ------------

  REPURCHASE AGREEMENTS--3.17%

GOVERNMENT AGENCY-3.17%
Federal Home Loan Bank, 1.000%,
  dated 09/29/28, due 01/02/04                          6,805,781      6,805,781
                                                                    ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $6,805,781)                                                    6,805,781
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $246,850,668)                                      100.39%   215,411,653
Other assets, less liabilities                              (0.39)      (843,429)
                                                     ------------   ------------

TOTAL NET ASSETS                                           100.00%  $214,568,224
                                                     ============   ============

  +  Non-income producing security.

  ++ All or a portion of this security is on loan (See Note B).

  ^ Security or a portion of the security pledged to cover the margin and collateral requirements for futures (Note B). At the end of the period, the aggregate market value of the securities pledged was $3,034,915. The underlying face amount, at market value, of the open futures contracts was $6,108,300 at December 31, 2003.

  * Investments in companies considered to be affiliates of the Portfolio are as follows:

                               BALANCE AT                              LOSSES
                              BEGINNING OF     GROSS       GROSS      DURING THE   MARKET VALUE   INTEREST
COMPANY                          PERIOD      ADDITIONS   REDUCTIONS     PERIOD     AT 12/31/03     INCOME
Jefferson-Pilot Corporation   $    109,223   $   5,118   $    3,839   $     (243)  $    146,125   $  3,680
Mellon Financial Corporation       223,188       5,215                                  279,550      4,898
                              ------------                                         ------------   --------
                              $    332,411                                         $    425,675   $  8,578
                              ============                                         ============   ========

Jefferson-Pilot Corporation is the parent company of the Fund's advisor, Jefferson Pilot Investment Advisory Corporation. Mellon Financial Corporation is the parent company of the Portfolio's subadvisor, Mellon Capital Management Corporation Although Mellon Capital Management Corporation became the subadvisor effective December 12, 2003, amounts here reflect investment activity for the entire period.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO


                                PORTFOLIO MANAGER
                        Templeton Investment Counsel, LLC

                               PETER A. NORI, CFA*
                            EXECUTIVE VICE PRESIDENT

                     - Joined Templeton Investment Counsel, LLC in 1994
                     - B.S. from University of San Francisco
                     - M.B.A. from University of San Francisco
                     - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
       Seeks long-term capital growth by primarily investing in stocks of companies organized in the United States or any foreign nation.

                            NET ASSETS AS OF 12/31/03
                                  $115,061,953

* EFFECTIVE AUGUST 1, 2003, THE PORTFOLIO MANAGER CHANGED FROM CINDY L. SWEETING TO PETER A. NORI

[CHART]

Common Stock            96.70%
Corporate Bonds          0.04%
Preferred Stock          0.66%
Cash                     2.60%

                               NUMBER OF HOLDINGS

                                       104

                       PERCENT OF
TOP TEN HOLDINGS      PORTFOLIO++
---------------------------------
Samsung Electronics
  Company, Ltd.             1.90%
BHP Billiton, PLC           1.72%
ENI, SPA                    1.69%
E.On, AG                    1.66%
Abbott Laboratories         1.61%
Accenture, Ltd.             1.57%
Nordea, AB                  1.54%
BASF, AG                    1.52%
Aventis, SA (France)        1.50%
Telefonos de Mexico,
  SA de CV, ADR             1.50%

                        PERCENT OF
TOP TEN COUNTRIES      PORTFOLIO++
----------------------------------
United States               19.87%
United Kingdom              13.93%
Japan                        8.75%
Germany                      7.54%
France                       5.80%
Netherlands                  4.97%
Sweden                       4.35%
Bermuda                      3.75%
Finland                      3.74%
Italy                        3.63%

              ++ Represents market value of investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

   In March 2003, equity investors sparked a rally in global markets that reversed the course of the previous three years and resulted in the strongest annual gains in global equities since 1986. The rally's main catalyst was an improving global economy, underpinned by years of expansionary fiscal and monetary policies, corporate restructuring and consolidation, and declining equity valuations that created investment opportunities in Asia, Europe, and the Americas.

   On the macro side, the fourth quarter of last year continued to provide evidence of a synchronized global economic recovery. Industrial production rose in many countries, including the U.S., Japan, and China. In the U.S., for example, month-to-month production of communication equipment increased 2.6% in October and 1.0% in November. In China, automobile and semiconductor production increased 8.0% and 1.5% in November, respectively. Business confidence rose across the globe, including the U.S., Australia, Germany, and Canada. This helps explain a recent increase in business spending (e.g., jobs, capex, ad spending).

   Further evidence of the recovery was the continued upward trend in the prices of base metals and other commodities, spurred largely by stronger demand in China. As of December 31, 2003, aluminum contracts had increased 18% year-on-year, silver 24%, zinc 34%, and copper 49%. Gold increased almost 20%, crossing the $400 an ounce threshold for the first time in more than seven years. Agricultural commodities such as cotton and soybeans gained 47% and 39%, respectively. In the fourth quarter, unemployment rates appeared to have peaked in the U.S., Canada, Germany, and Japan. This could signal stabilization in the job market, which has been a main hurdle in the current recovery.

   On the microeconomic side, global corporate restructuring has now addressed-and eliminated to a large extent-much of the overcapacity and over leverage of the Internet bubble years. Aggressive cost cutting coupled with strong consumer spending have allowed many companies to expand margins and report better profits. In the United States, pre-tax corporate profits rose 30%, as of September 30, 2003. This was the largest year-on-year increase since the first quarter of 1984. On an after-tax basis, U.S. profits rose 33% year-on-year. Although many economists have predicted a deceleration from this strong earnings growth, early indications suggest that fourth-quarter profits remained strong. If this were true, a rotation in spending from the front end (consumers) to the back end (corporations) of the economy-already in progress-is likely to intensify. Other countries also registered strong profits. While in China, profits from industrial companies rose 46% in the first ten months of last year, in Japan, publicly traded companies, as a group, expect pretax profits to increase 20% for the fiscal year.

   Against this macroeconomic environment, the World Growth Stock Portfolio benefited from a pick-up in the materials and industrials sectors, which traditionally have performed well during cyclical recoveries and which have remained overweight within the Portfolio. Certain consumer-related holdings of a cyclical nature such as consumer electronics also benefited the Portfolio. The share prices of Deutsche Post in Germany, Volvo SA in Sweden, BAE Systems Plc in the UK, BHP Billiton in Australia, and Philips Electronics in the Netherlands all appreciated by greater than 50% during the period, appreciating from valuation levels that, toward the end of 2002, we considered too low from both a historical and a prospective basis. The Portfolio also benefited from the rebound in the Finance industry, particularly from holdings in European banks and insurers whose share prices had been under pressure during 2002 due to their exposure to the stock market. Beneficiaries during the period include AXA SA, Nordea AB, ING Groep and UBS AS. On the negative side, the Portfolio's aggregate total return in Consumer Discretionary, Consumer Staples and Information Technology, although positive, lagged a stronger performance by these sectors in the benchmark.

   The global economic expansion is widely expected to continue in 2004. While the pace of recovery is likely to decelerate in the U.S. from the breakneck pace of 8.2% gross domestic product growth in the third quarter, many economists expect European growth to accelerate during 2004.

   The Federal Reserve has confirmed its intention of keeping interest rates low for a "considerable period." The caveat, however, is that this would be contingent upon the Fed's monitoring of inflation and employment levels. For now, inflation does not appear to be a main concern for 2004. In our view, strong job growth in the developed world might be muted by structural changes that have occurred over the past few years. These changes include technological improvements and the trend toward outsourcing work to developing economies where labor is cheaper.

   Initial public offerings and corporate merger and acquisition activity regained strength in the capital markets over the past few months. This confirmed investor and corporate confidence in the global recovery. In 2004, both trends are likely to continue and possibly intensify. Increased M&A activity could bring mixed results to Portfolio holdings, depending upon the target/acquirer equation.

   Pension plan liability is another area that is likely to gain visibility in 2004. A sustained recovery would help U.S. businesses cover their pension liabilities, which grew faster than assets in 2003. Last year, the pension under-funding gap-the estimated cost of retiree obligations relative to fund assets-widened $47 billion, to a record $259 billion. This could result in more assets being directed toward financial assets, including stocks.

   In our opinion, the current combination of macro and microeconomic factors could keep the environment favorable for global equity investors in 2004. At Templeton, we will continue to focus our attention on applying our time-tested value philosophy and disciplined investment approach. We are convinced this is the correct way to address our clients' investment needs.

[CHART]

                        WORLD GROWTH STOCK PORTFOLIO AND
                             THE MSCI WORLD INDEX(SM)
              Comparison of Change in Value of $10,000 Investment.

     DATE             WORLD GROWTH STOCK PORTFOLIO     MSCI WORLD INDEX(SM)
   --------           -----------------------------    --------------------
   08/01/85                       10,000                    10,000
   09/30/85                        9,112                    10,137
   12/31/85                       10,526                    11,822
   03/31/86                       12,932                    14,371
   06/30/86                       12,715                    15,328
   09/30/86                       12,765                    16,146
   12/31/86                       13,449                    16,882
   03/31/87                       14,918                    20,707
   06/30/87                       14,999                    21,951
   09/30/87                       16,167                    23,311
   12/31/87                       12,408                    19,712
   03/31/88                       13,855                    22,022
   06/30/88                       14,352                    21,836
   09/30/88                       14,141                    21,928
   12/31/88                       14,034                    24,433
   03/31/89                       15,373                    25,008
   06/30/89                       15,862                    24,689
   09/30/89                       18,247                    27,584
   12/31/89                       18,041                    28,634
   03/31/90                       17,244                    24,562
   06/30/90                       18,671                    26,580
   09/30/90                       15,554                    21,760
   12/31/90                       16,176                    23,904
   03/31/91                       17,797                    26,288
   06/30/91                       17,325                    25,434
   09/30/91                       18,848                    27,260
   12/31/91                       19,812                    28,439
   03/31/92                       19,777                    26,152
   06/30/92                       20,910                    26,660
   09/30/92                       20,281                    27,143
   12/31/92                       21,015                    27,114
   03/31/93                       22,440                    29,479
   06/30/93                       23,314                    31,306
   09/30/93                       25,138                    32,814
   12/31/93                       28,104                    33,384
   03/31/94                       27,156                    33,628
   06/30/94                       26,728                    34,678
   09/30/94                       28,551                    35,464
   12/31/94                       27,248                    35,248
   03/31/95                       27,603                    36,944
   06/30/95                       29,865                    38,568
   09/30/95                       31,357                    40,772
   12/31/95                       31,703                    42,762
   03/31/96                       33,105                    44,543
   06/30/96                       34,373                    45,880
   09/30/96                       34,737                    46,568
   12/31/96                       37,795                    48,757
   03/31/97                       38,862                    48,935
   06/30/97                       43,136                    56,368
   09/30/97                       47,062                    58,029
   12/31/97                       43,588                    56,656
   03/31/98                       48,979                    64,769
   06/30/98                       47,104                    66,084
   09/30/98                       39,514                    58,160
   12/31/98                       44,831                    70,223
   03/31/99                       44,840                    72,518
   06/30/99                       50,285                    75,767
   09/30/99                       49,060                    74,433
   12/31/99                       54,181                    86,767
   03/31/00                       56,309                    87,442
   06/30/00                       56,459                    84,131
   09/30/00                       54,294                    79,705
   12/31/00                       55,013                    74,576
   03/31/01                       51,138                    64,807
   06/30/01                       53,480                    66,246
   09/30/01                       46,314                    56,726
   12/31/01                       51,482                    61,599
   03/31/02                       51,853                    61,808
   06/30/02                       49,774                    56,165
   09/30/02                       40,624                    45,842
   12/31/02                       42,900                    49,344
   03/31/03                       39,625                    46,848
   06/30/03                       46,759                    54,830
   09/30/03                       49,545                    57,484
   12/31/03                       57,524                    65,681

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                WORLD       MSCI
               GROWTH       WORLD
                STOCK      INDEX(SM)
1 YEAR         34.09%       33.11%
5 YEAR          5.11%       -0.77%
10 YEAR         7.42%        7.14%
INCEPTION       9.96%       10.76%


                                 INCEPTION DATE
                                 AUGUST 1, 1985

Commencement of operations August 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index(SM). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI World Index(SM) is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                            DECEMBER           DECEMBER           DECEMBER           DECEMBER          DECEMBER
                                            31, 2003           31, 2002            31, 2001          31, 2000          31, 1999
 Net asset value, beginning of period    $        16.83     $        20.42     $        25.75     $        26.08     $        21.90

 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                             0.29               0.24               0.26               0.33               0.41
 Net gains and losses on securities
   (both realized and unrealized)                  5.30              (3.61)             (1.94)              0.09               4.10
                                         --------------     --------------     --------------     --------------     --------------

   Total from investment operations                5.59              (3.37)             (1.68)              0.42
                                                                                                                               4.51

 LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income             (0.34)             (0.22)             (0.39)             (0.36)             (0.07)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                       (3.26)             (0.39)             (0.26)
 Distributions in excess of capital gains
                                         --------------     --------------     --------------     --------------     --------------


 Total distributions                              (0.34)             (0.22)             (3.65)             (0.75)             (0.33)

Net asset value, end of period           $        22.08     $        16.83     $        20.42     $        25.75     $        26.08
                                         ==============     ==============     ==============     ==============     ==============

Total Return (A)                                  34.09%            (16.67%)            (6.42%)             1.54%             20.86%

Ratios to Average Net Assets:
 Expenses                                          0.89%              0.85%              0.86%              0.85%              0.88%
 Net investment income                             1.57%              1.24%              1.21%              1.42%              1.73%

Portfolio Turnover Rate                           25.27%             10.02%             28.49%             51.56%             24.80%

Net Assets, At End of Period             $  115,061,953     $   95,116,449     $  118,895,577     $  132,977,195     $  133,027,008

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--96.60%

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
AUSTRALIA-1.23%
John Fairfax Holdings, Ltd.                               533,300   $  1,414,418
                                                                    ------------

BERMUDA-3.75%
Accenture, Ltd.                                            68,500      1,802,920
Ace, Ltd.                                                  32,000      1,325,440
XL Capital, Ltd.                                           15,300      1,186,515
                                                                    ------------
                                                                       4,314,875
                                                                    ------------

CANADA-2.13%
Alcan, Inc.                                                 9,320        437,571
BCE, Inc.                                                  59,880      1,339,110
Celestica, Inc.                                            44,660        675,965
                                                                    ------------
                                                                       2,452,646
                                                                    ------------

CHINA-0.14%
China Life Insurance Co., Ltd.                            198,000        161,948
                                                                    ------------

FINLAND-3.74%
KCI Konecranes Oyj                                         36,700      1,277,649
Sampo Oyj                                                  87,130        901,193
Stora Enso Oyj, Class R                                    93,800      1,263,602
UPM-Kymmene Oyj                                            45,050        859,178
                                                                    ------------
                                                                       4,301,622
                                                                    ------------

FRANCE-5.75%
Accor, SA                                                  12,970        587,315
Aventis, SA (France)                                       26,120      1,726,398
Aventis, SA (Germany)                                      19,654      1,294,318
Axa                                                        38,470        823,456
Suez, SA                                                   29,000        582,707
Total, SA                                                   8,600      1,598,940
                                                                    ------------
                                                                       6,613,134
                                                                    ------------

GERMANY-7.53%
Adidas-Salomon, AG                                         12,200      1,394,198
BASF, AG                                                   31,000      1,749,811
Bayer, AG                                                  33,400        985,822
Deutsche Post, AG                                          70,300      1,447,144
E.On, AG                                                   29,160      1,910,039
Volkswagen, AG                                             21,000      1,174,760
                                                                    ------------
                                                                       8,661,774
                                                                    ------------

HONG KONG-2.68%
Cheung Kong (Holdings), Ltd.                               73,000        580,626
China Mobile (Hong Kong), Ltd., ADR                        37,600        583,928
Hutchison Whampoa, Ltd.                                   160,800      1,185,764
Swire Pacific, Ltd.                                       118,500        731,123
                                                                    ------------
                                                                       3,081,441
                                                                    ------------

ISRAEL-0.65%
Check Point Software Technologies, Ltd.+                   44,640        750,845
                                                                    ------------

ITALY-3.63%
Banca Intesa, SPA                                         240,260   $    939,463
ENI, SPA                                                  103,200      1,947,366
Riunione Adriatica di Sicurta, SPA                         75,700      1,289,039
                                                                    ------------
                                                                       4,175,868
                                                                    ------------

JAPAN-8.74%
DENSO CORP                                                 41,800        822,973
East Japan Railway Co.                                        170        801,064
Hitachi, Ltd.                                             188,000      1,133,228
NEC Corp.                                                  94,000        692,041
Nintendo Company, Ltd.                                     13,600      1,269,012
Nippon Telegraph & Telephone Corp.                            225      1,085,425
Nomura Holdings, Inc.                                      56,000        953,625
Ono Pharmaceutical Company, Ltd.                           25,000        940,095
Seiko Epson Corp.++                                         3,100        144,630
Sony Corp.                                                 31,300      1,083,540
TOTO, Ltd.                                                134,000      1,135,318
                                                                    ------------
                                                                      10,060,951
                                                                    ------------

MEXICO-1.50%
Telefonos de Mexico, SA de CV, ADR                         52,100      1,720,863
                                                                    ------------

NETHERLANDS-4.97%
Akzo Nobel, NV                                             26,270      1,013,953
ING Groep, NV                                              56,540      1,318,649
Koninklijke (Royal) Philips Electronics, NV                47,400      1,384,094
Reed Elsevier, NV                                          94,800      1,177,825
Wolters Kluwer, NV, CVA                                    52,470        820,671
                                                                    ------------
                                                                       5,715,192
                                                                    ------------

NEW ZEALAND-0.84%
Telecom Corporation of New Zealand, Ltd.                  272,900        962,165
                                                                    ------------

PORTUGAL-1.03%
Portugal Telecom, SGPS, SA                                118,240      1,190,155
                                                                    ------------

SINGAPORE-0.51%
DBS Group Holdings, Ltd.                                   67,337        582,850
                                                                    ------------

SOUTH KOREA-3.43%
Kookmin Bank                                               20,650        773,833
KT Corp., ADR                                              51,580        983,631
Samsung Electronics Company, Ltd.                           5,780      2,187,814
                                                                    ------------
                                                                       3,945,278
                                                                    ------------

SPAIN-3.54%
Iberdrola, SA                                              72,900      1,440,897
Repsol, SA                                                 86,000      1,677,043
Telefonica, SA                                             65,100        955,807
                                                                    ------------
                                                                       4,073,747
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                 SHARES      MARKET VALUE
--------------------------------------------------------------------------------
SWEDEN-4.34%
Autoliv, Inc., SDR                                         22,200   $    842,300
Nordea, AB                                                235,500      1,767,404
Securitas, AB, Class B                                     86,240      1,162,603
Volvo, AB, Series B                                        40,000      1,223,021
                                                                    ------------
                                                                       4,995,328
                                                                    ------------

SWITZERLAND-2.36%
Nestle, SA                                                  2,280        569,631
Swiss Re                                                   13,400        904,673
UBS, AG                                                    18,210      1,247,079
                                                                    ------------
                                                                       2,721,383
                                                                    ------------

TAIWAN-0.3%
Chunghwa Telecom Co., Ltd., ADR                            27,600        400,200
                                                                    ------------

UNITED KINGDOM-13.91%
BAE Systems, PLC                                          457,500      1,377,991
BHP Billiton, PLC                                         226,111      1,975,334
Brambles Industries, PLC                                  358,520      1,306,101
Cable & Wireless, PLC                                     263,800        630,456
Cadbury Schweppes, PLC                                    168,510      1,237,580
HSBC Holdings, PLC                                         68,000      1,072,956
Lloyds TSB Group, PLC                                     110,300        884,612
Marks & Spencer Group, PLC                                157,452        814,601
Pearson, PLC                                               61,270        682,240
Rolls-Royce Group, PLC                                    360,698      1,144,535
Shell Transport & Trading Company, PLC                    157,100      1,168,547
Shire Pharmaceuticals Group, PLC+                         131,420      1,276,322
Smiths Group, PLC                                          84,420        998,955
Standard Chartered, PLC                                    39,150        646,543
Unilever, PLC                                              84,720        789,795
                                                                    ------------
                                                                      16,006,568
                                                                    ------------

UNITED STATES-19.85%
Abbott Laboratories                                        39,600      1,845,360
Aon Corp.                                                  36,300        869,022
Bank of America Corp.                                      19,400      1,560,342
BMC Software, Inc.+                                        82,440      1,537,506
Bristol-Myers Squibb Co.                                   47,830      1,367,938
Cadence Design Systems, Inc.+                              56,630      1,018,207
CIGNA Corp.                                                10,500        603,750
Dow Chemical Co., The                                      40,060      1,665,294
Dun & Bradstreet Corp., The+                               12,030        610,041
Electronic Data Systems Corp.                              22,260   $    546,260
Gartner Group, Inc., Class B+                             110,000      1,196,800
King Pharmaceuticals, Inc.+                                54,860        837,164
Kraft Foods, Inc.                                          45,900      1,478,898
Mattel, Inc.                                               72,300      1,393,221
Morgan Stanley                                             10,420        603,005
Mylan Laboratories, Inc.                                   44,130      1,114,724
R.R. Donnelley & Sons Co.                                  31,880        961,182
Target Corp.                                               29,960      1,150,464
Temple-Inland, Inc.                                        17,330      1,086,071
Time Warner, Inc.+                                         30,000        539,700
Toys "R" Us, Inc.+                                         67,980        859,267
                                                                    ------------
                                                                      22,844,216
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $94,837,222)                                                 111,147,467
                                                                    ------------

 PREFERRED STOCK--0.66%

BRAZIL-0.66%
Companhia Vale do Rio Doce, (CVRD), ADR                    14,700        757,197
                                                                    ------------

TOTAL PREFERRED STOCK
  (Cost $353,535)                                                        757,197
                                                                    ------------

   CONVERTIBLE BONDS--0.04%

                                                   PRINCIPAL VALUE
                                                   ---------------
FRANCE-0.04%
Axa, SA, Zero coupon, due 12/21/04                         $2,404         48,486
                                                                    ------------

TOTAL CONVERTIBLE BONDS
  (Cost $35,828)                                                          48,486
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $95,226,585)                                        97.30%   111,953,150
Other assets, less liabilities                               2.70      3,108,803
                                                     ------------   ------------

TOTAL NET ASSETS                                           100.00%  $115,061,953
                                                     ============   ============

+   Non-income producing security.

++ Security exempt from registration under Rule 144A of the Security Act of 1933 (see Note H).

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company

                             BERNARD SCOZZAFAVA, CFA
                              SENIOR VICE PRESIDENT
                 -  Joined Massachusetts Financial Services Company in 1989
                 -  B.A. from Hamilton College
                 -  M.S. from Massachusetts Institute of Technology
                 -  Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
    Seeks a high level of current income by primarily investing in corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

                            NET ASSETS AS OF 12/31/03
                                   $21,423,675

[CHART]

Corporate Bonds            96.05%
Cash                        0.10%
Equities                    1.38%
Short-Term Investments      2.47%

                               NUMBER OF HOLDINGS

                                       342

                                         PERCENT OF
PORTFOLIO QUALITY                        PORTFOLIO++
-----------------------------------------------------
BBB                                        3.83%
BB                                        19.82%
B                                         53.90%
CCC                                       15.94%
CC                                         0.02%
C                                          0.20%
D                                          0.46%
Not Rated                                  1.88%
Cash & cash equivalents                    2.57%

Dollar Weighted
 Average Maturity                           7.0 years

                                         PERCENT OF
TOP TEN HOLDINGS+                        PORTFOLIO++
-----------------------------------------------------
Williams Companies, Inc., The,
  7.125%, due 09/01/11                     2.32%
Charter Comm. Holdings, LLC,
  8.625%, due 04/01/09                     1.77%
Qwest Services Corp., Series 144A,
   13.500%, due 12/15/10                   1.71%
Allied Waste NA,
  7.875%, due 04/15/13                     1.08%
HCA, Inc., 7.875%, due 02/01/11            1.06%
Sealy Mattress Co., Series B,
  9.875%, due 12/15/07                     1.01%
Georgia-Pacific Corp.,
  9.375%, due 02/01/13                     0.96%
Johnsondiversey, Inc., Series B,
  9.625%, due 5/15/12                      0.88%
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                     0.84%
Dex Media East, LLC,
  9.875%, due 11/15/09                     0.76%

                       + Short-term investments excluded.

              ++ Represents market value of investments plus cash.

THIS PORTFOLIO CARRIES A HIGHER DEGREE OF RISK THAN OTHER BOND PORTFOLIOS BECAUSE IT INVESTS IN LOWER GRADE ISSUES.

MARKET ENVIRONMENT

   Throughout the period, the bond market was influenced by interest rate cuts in the United States and Europe, near record-low mortgage rates, and a weak U.S. dollar. It proved to be a positive period for almost all bond investors and for high-yield investors in particular. Investors showed reinvigorated interest in U.S. corporate bonds of all quality levels. This interest was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance-sheet quality of corporate issuers, and increased investor confidence.

   Low yields on U.S. Treasury securities made high-yield corporate issues more attractive to investors, as evidenced by record inflows into the high-yield sector. This came at a time when there was only a modest supply of new high-yield issues. The result of this supply/demand imbalance was significant appreciation in high-yield bond prices. High-grade corporate bonds also performed well for the period, but not nearly as well as high-yield corporate issues. Over the period, yield spreads between below-investment-grade bonds and their higher-quality counterparts narrowed in dramatic fashion.

   The bond rally in 2003 was spurred by two key factors. One was the unprecedented $135 billion in fallen angels in 2002 that shifted the composition of the high-yield market by significantly increasing the distressed utility and telecom sectors. (Fallen angels are investment grade bonds that are downgraded to high-yield ratings.) The second was the record flows into the bond market during the year. This situation enabled many distressed companies to refinance their debt and improve their credit outlooks.

   DETRACTORS FROM PERFORMANCE

   Overall, the High Yield Bond Portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the portfolios' defensiveness served investors well in recent years, it contributed to its underperformance during this period, as investors favored riskier options. The Portfolio continued to have significant underweight exposure to the wire line segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The Portfolio also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high-yield rally during the period. In general, our strategy is to focus on credit issuers with improving fundamentals and to not take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

   CONTRIBUTORS TO PERFORMANCE

   The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While we were underweight in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wire line segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints.

   We had overweight exposure to the media sector, where we also favored companies with the ability to generate strong free cash flow. Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.

[CHART]

                            HIGH YIELD BOND PORTFOLIO
                   AND THE LEHMAN BROS. HIGH YIELD BOND INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE        HIGH YIELD BOND PORTFOLIO         LEHMAN BROS. HIGH YIELD BOND INDEX
  ----        -------------------------         ----------------------------------
01/01/98               10,000                                10,000
03/31/98               10,289                                10,336
06/30/98               10,387                                10,450
09/30/98                9,640                                 9,975
12/31/98               10,089                                10,187
03/31/99               10,537                                10,375
06/30/99               10,470                                10,410
09/30/99               10,338                                10,263
12/31/99               10,572                                10,430
03/31/00               10,524                                10,186
06/30/00               10,529                                10,303
09/30/00               10,392                                10,362
12/31/00                9,735                                 9,819
03/31/01               10,294                                10,443
06/30/01               10,033                                10,204
09/30/01                9,439                                 9,772
12/31/01               10,069                                10,337
03/31/02               10,144                                10,511
06/30/02                9,951                                 9,837
09/30/02                9,827                                 9,549
12/31/02               10,283                                10,193
03/31/03               10,716                                10,968
06/30/03               11,401                                12,077
09/30/03               11,665                                12,412
12/31/03               12,290                                13,145

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                                  LEHMAN
                  HIGH          BROS. HIGH
                 YIELD          YIELD BOND
                  BOND             INDEX
1 YEAR           19.52%          28.97%
5 YEAR            4.02%           5.23%
INCEPTION         3.50%           4.66%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DECEMBER          DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                              31, 2003          31, 2002          31, 2001          31, 2000          31, 1999
Net asset value, beginning of period       $         7.35    $         7.19    $         7.70    $         9.19    $         9.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.52              0.53              0.77              0.76              0.75
Net gains and losses on securities
  (both realized and unrealized)                     0.83             (0.37)            (0.51)            (1.49)            (0.30)
                                           --------------    --------------    --------------    --------------    --------------

  Total from investment operations                   1.35              0.16              0.26             (0.73)             0.45

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                (0.50)                              (0.77)            (0.76)            (0.75)
Dividends in excess of net
  investment income
Distributions from capital gains
Distributions in excess of capital gains
                                           --------------    --------------    --------------    --------------    --------------

  Total distributions                               (0.50)             0.00             (0.77)            (0.76)            (0.75)

Net asset value, end of period             $         8.20    $         7.35    $         7.19    $         7.70    $         9.19
                                           ==============    ==============    ==============    ==============    ==============

Total Return (A)                                    19.52%             2.13%             3.43%            (7.92%)            4.79%

Ratios to Average Net Assets:
  Expenses                                           1.13%             1.16%             1.11%             1.17%             1.15%
  Net investment income                              7.30%             7.79%             8.65%             8.50%             7.58%

Portfolio Turnover Rate                             73.91%            59.65%            58.23%            38.15%            43.44%

Net Assets, At End of Period               $   21,423,675    $   15,808,770    $   13,842,770    $    9,265,526    $    9,401,814

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCK--0.73%

COMPANY                                                                      SHARES          MARKET VALUE
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE PARTS & EQUIPMENT-0.20%
Hayes Lemmerz International, Inc.+                                                 2,431   $        44,050
                                                                                           ---------------

CHEMICALS-0.01%
Sterling Chemicals, Inc.+                                                             46             1,150
                                                                                           ---------------

MACHINERY-0.01%
Thermadyne Holdings Corp.+                                                           106             1,304
                                                                                           ---------------

MANUFACTURING-0.00%
Simonds Industries, Inc.+@                                                           137                 0
                                                                                           ---------------

MINING & METALS -
  FERROUS & NONFERROUS-0.01%
Oxford Automotive, Inc.+@                                                             12             2,250
                                                                                           ---------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.15%
Completel Europe, NV+                                                                407            14,436
ITC^DeltaCom, Inc.+                                                                2,977            18,038
                                                                                           ---------------
                                                                                                    32,474
                                                                                           ---------------
TELECOMMUNICATIONS - INTEGRATED-0.34%
Allstream, Inc., Class B+                                                            164             9,405
Allstream, Inc.+                                                                       3               150
Jazztel, PLC+                                                                      9,093             3,900
NTL, Inc.+                                                                           845            58,939
                                                                                           ---------------
                                                                                                    72,394
                                                                                           ---------------
TELECOMMUNICATIONS - WIRELINE-0.01%
Versatel Telecom International, NV+                                                  660             1,440
                                                                                           ---------------

TOTAL COMMON STOCK
  (Cost $178,591)                                                                                  155,062
                                                                                           ---------------

 CONVERTIBLE PREFERRED STOCK--0.07%

TELECOMMUNICATIONS - WIRELESS-0.07%
Alamosa Holdings, Inc., Series B,
  7.500%, due 07/13/13+                                                              114            15,732
                                                                                           ---------------

TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost $14,435)                                                                                    15,732
                                                                                           ---------------

 PREFERRED STOCK--0.55%

AUTOMOTIVE PARTS & EQUIPMENT-0.00%
HLI Operating, Inc.+@                                                                  8               604
                                                                                           ---------------

BROADCASTING-0.27%
CSC Holdings, Inc., Series M, 11.125%, due 04/01/08                                  556            58,380
                                                                                           ---------------

PUBLISHING & PRINTING-0.28%
PRIMEDIA, Inc., Series H, 8.625%, due 04/01/10                                       650            59,150
                                                                                           ---------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.00%
Global Crossing Holding, Ltd., 10.500%, due 12/01/08 +                               421   $             4
                                                                                           ---------------

TELECOMMUNICATIONS - INTEGRATED-0.00%
NTL Europe, Inc., Series A, 10.000%, due 01/10/23                                      2                15
                                                                                           ---------------

TOTAL PREFERRED STOCK
  (Cost $159,462)                                                                                  118,153
                                                                                           ---------------

 RIGHTS AND WARRANTS--0.01%

BROADCASTING-0.01%
Ono Finance, PLC, Series 144A,
  Equity Value Certificate, exp. 05/31/09+ ++                                        105                 1
Ono Finance, PLC, Series 144A,
  Equity Value Certificate, exp. 03/16/11+ ++                                         30                 0
XM Satellite Radio, Inc., Warrants, exp. 03/15/10+                                    35               726
                                                                                           ---------------
                                                                                                       727
                                                                                           ---------------

CHEMICALS-0.00%
Sterling Chemicals, Inc., Warrants, exp. 12/31/08+@                                    2                 0
                                                                                           ---------------

MACHINERY-0.00%
Thermadyne Holdings Corp., Series B,
  Warrants, exp. 06/23/06+@                                                          101               111
Thermadyne Holdings Corp., Series A,
  Warrants, exp. 05/23/04+@                                                          168               168
                                                                                           ---------------
                                                                                                       279
                                                                                           ---------------
PACKAGING & CONTAINERS-0.00%
Pliant Corp., Series 144A, Warrants, exp. 06/01/10+ ++*                               20                 0
                                                                                           ---------------

TELECOMMUNICATIONS - INTEGRATED-0.00%
Jazztel, PLC, Series 144A, Warrants, exp. 04/01/09+ ++@                               40                46
                                                                                           ---------------

TELECOMMUNICATIONS - WIRELINE-0.00%
GT Group Telecom, Inc., Series 144A,
  Warrants, exp. 02/01/10+ ++                                                        100                25
Versatel Telecom International, NV,
  Warrants, exp. 10/04/04+                                                           660               133
                                                                                           ---------------
                                                                                                       158
                                                                                           ---------------

TOTAL RIGHTS AND WARRANTS
  (Cost $10,872)                                                                                     1,210
                                                                                           ---------------

CORPORATE BONDS--86.16%

                                                                         PRINCIPAL VALUE
                                                                         ---------------
ADVERTISING-0.83%
Lamar Media Corp., 7.250%, due 01/01/13                                  $        70,000            75,250
R.H. Donnelly Corp., 8.875%, due 12/15/10                                         65,000            73,125
R.H. Donnelly Corp., 10.875%, due 12/15/12                                        25,000            29,656
                                                                                           ---------------
                                                                                                   178,031
                                                                                           ---------------

                       See notes to financial statements.

COMPANY                                                                  PRINCIPAL VALUE     MARKET VALUE
----------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.40%
Alliant Techsystems, Inc., 8.500%, due 05/15/11                          $        25,000   $        27,500
BE Aerospace, Inc., Series 144A,
  8.500%, due 10/01/10++                                                          10,000            10,725
BE Aerospace, Inc., Series B,
  8.875%, due 05/01/11                                                            40,000            37,500
K&F Industries, Inc., Series B,
  9.250%, due 10/15/07                                                            51,000            52,594
K&F Industries, Inc., Series B,
  9.625%, due 12/15/10                                                            55,000            61,669
L-3 Communications Corp., Series B,
  8.000%, due 08/01/08                                                            75,000            78,094
L-3 Communications Corp.,
  7.625%, due 06/15/12                                                            30,000            32,513
                                                                                           ---------------
                                                                                                   300,595
                                                                                           ---------------
AGRICULTURAL OPERATIONS-0.59%
IMC Global, Inc., Series 144A,
  10.875%, due 08/01/13++                                                        100,000           109,500
Seminis, Inc., Series 144A,
  10.250%, due 10/01/13++                                                         15,000            16,125
                                                                                           ---------------
                                                                                                   125,625
                                                                                           ---------------
AIRLINES-0.67%
Continental Airlines, Inc., Series 974B,
  6.900%, due 01/02/17                                                            19,019            15,926
Continental Airlines, Inc., Series 981B,
  6.748%, due 03/15/17                                                            19,023            15,698
Continental Airlines, Inc., Series 991B,
  6.795%, due 08/02/18                                                            53,296            44,995
Continental Airlines, Inc., Series 99-2,
  7.566%, due 03/15/20                                                            58,357            49,197
Delta Air Lines, Inc., Series 2000-1, Class B,
  7.920%, due 11/18/10                                                            20,000            18,109
                                                                                           ---------------
                                                                                                   143,925
                                                                                           ---------------
AUTOMOTIVE PARTS & EQUIPMENT-4.05%
Advanced Accessory Systems, LLC,
  10.750%, due 06/15/11                                                           20,000            22,025
ArvinMeritor, Inc., 8.750%, due 03/01/12                                          65,000            74,425
Collins & Aikman Products,
  10.750%, due 12/31/11                                                           70,000            68,775
Cummins, Inc., Series 144A,
  9.500%, due 12/01/10++                                                         100,000           115,000
Dana Corp., 6.500%, due 03/01/09                                                  50,000            53,063
Dana Corp., 10.125%, due 03/15/10                                                 15,000            17,475
Dura Operating Corp., Series D,
  9.000%, due 05/01/09                                                            35,000            35,000
Eagle-Picher Industries, Inc., Series 144A,
  9.750%, due 09/01/13++                                                          35,000            37,800
Metaldyne Corp., 11.000%, due 06/15/12 85,000                                     78,200
Metaldyne Corp., Series 144A,
  10.000%, due 11/01/13++*                                                        25,000            25,250
Rexnord Corp., 10.125%, due 12/15/12                                              25,000            27,375
Tenneco Automotive, Inc., Series B,
  11.625%, due 10/15/09                                                           55,000            59,400
Tenneco Automotive, Inc., Series 144A,
  10.250%, due 07/15/13++*                                                        35,000            39,813
Tenneco Automotive, Inc.,
  10.250%, due 07/15/13                                                  $        75,000   $        85,313
TRW Automotive, Inc.,
  11.000%, due 02/15/13                                                           60,000            70,650
TRW Automotive, Inc., 9.375%, due 02/15/13                                        50,000            57,125
                                                                                           ---------------
                                                                                                   866,689
                                                                                           ---------------
AUTOMOTIVE RENTALS-0.63 %
United Rentals, Inc., Series B,
  10.750%, due 04/15/08                                                          120,000           135,000
                                                                                           ---------------

BROADCASTING-8.40%
Albritton Communications, Inc.,
  7.750%, due 12/15/12                                                            65,000            67,438
Avalon Cable, LLC,
  11.875%, Step-up, due 12/01/08                                                  37,813            39,892
Charter Communications Holdings,
  LLC, Series 144A, 8.750%, due 11/15/13++*                                       30,000            30,525
Charter Communications Holdings, LLC,
  8.625%, due 04/01/09                                                           425,000           370,813
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                                                           165,000           177,375
DIRECTV Holdings, LLC,
  8.375%, due 03/15/13                                                            95,000           110,200
Emmis Communications Corp.,
  Zero Coupon, Step-up, due 03/15/11                                             101,000            93,551
Granite Broadcasting Corp.,
  10.375%, due 05/15/05                                                            5,000             5,006
Granite Broadcasting Corp., Series 144A,
  9.750%, due 12/01/10++*                                                        110,000           109,725
Insight Midwest, LP/Insight Capital, Inc.,
  9.750%, due 10/01/09                                                            90,000            95,175
Mediacom Broadband, LLC,
  11.000%, due 07/15/13                                                          115,000           129,088
Mediacom, LLC/Mediacom Capital Corp.,
  9.500%, due 01/15/13                                                            45,000            47,700
Paxson Communications Corp.,
  10.750%, due 07/15/08                                                           40,000            43,650
Paxson Communications Corp.,
  Zero Coupon, Step-up, due 01/15/09                                              90,000            78,975
Radio One, Inc., Series B, 8.875%, due 07/01/11                                   60,000            66,150
Spanish Broadcasting System, Inc.,
  9.625%, due 11/01/09                                                           100,000           106,750
XM Satellite Radio, Inc.,
  Zero Coupon, Step-up, due 12/31/09                                              51,065            45,639
XM Satellite Radio, Inc., 12.000%, due 06/15/10                                   90,000           101,700
Young Broadcasting, Inc., 8.500%, due 12/15/08                                    75,000            80,625
                                                                                           ---------------
                                                                                                 1,799,977
                                                                                           ---------------
BUILDING CONSTRUCTION-1.13%
Atrium Companies, Inc., Series B,
  10.500%, due 05/01/09                                                           60,000            64,200
D.R. Horton, Inc., 8.000%, due 02/01/09                                           60,000            67,800
WCI Communities, Inc., Series 144A,
  7.875%, due 10/01/13++*                                                        105,000           110,775
                                                                                           ---------------
                                                                                                   242,775
                                                                                           ---------------

                       See notes to financial statements.

COMPANY                                                                  PRINCIPAL VALUE     MARKET VALUE
----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS-0.72%
Formica Corp., Series B, 10.875%, due 03/01/09+                          $        35,000   $         6,125
Koopers Industry, Inc., Series 144A,
  9.875%, due 10/15/13++                                                          15,000            16,538
MMI Products, Inc., Series B,
  11.250%, due 04/15/07                                                           20,000            16,300
Nortek Holdings, Inc., Series B,
  9.250%, due 03/15/07                                                            65,000            66,788
Nortek Holdings, Inc., Series B,
  8.875%, due 08/01/08                                                            35,000            36,619
Nortek Holdings, Inc., Series B,
  9.875%, due 06/15/11                                                            10,000            11,025
                                                                                           ---------------
                                                                                                   153,395
                                                                                           ---------------
CHEMICALS-3.02%
Equistar Chemicals, LP, Series 144A,
  10.625%, due 05/01/11++*                                                        30,000            33,150
Equistar Chemicals, LP, 10.625%, due 05/01/11                                    100,000           110,500
Huntsman International, LLC,
  9.875%, due 03/01/09                                                            15,000            16,425
Huntsman International, LLC,
  10.125%, due 07/01/09                                                          110,000           113,300
Lyondell Chemical Co., Series B,
  9.875%, due 05/01/07                                                            65,000            68,575
Lyondell Chemical Co., 11.125%, due 07/15/12                                      20,000            22,200
Nalco Co., Series 144A, 7.750%, due 11/15/11++*                                   25,000            26,750
Nalco Co., Series 144A, 8.875%, due 11/15/13++*                                   45,000            47,700
Noveon, Inc., Series B, 11.000%, due 02/28/11                                     75,000            87,000
Resolution Performance Products, LLC,
  Series 144A, 8.000%, due 12/15/09++*                                            20,000            20,700
Rockwood Specialties, Inc., Series 144A,
  10.625%, due 05/15/11++                                                         55,000            61,325
Sovereign Specialty Chemicals, Inc.,
  11.875%, due 03/15/10                                                           40,000            40,000
                                                                                           ---------------
                                                                                                   647,625
                                                                                           ---------------
COMMERCIAL SERVICES-1.48 %
Iron Mountain, Inc., 8.625%, due 04/01/13                                         55,000            59,400
Iron Mountain, Inc., 7.750%, due 01/15/15                                         60,000            62,850
Muzak, LP, 10.000%, due 02/15/09                                                  70,000            74,550
Wackenhut Corrections Corp., Series 144A,
  8.250%, due 07/15/13++                                                          30,000            31,800
Williams Scotsman, Inc., 9.875%, due 06/01/07                                     70,000            70,875
Williams Scotsman, Inc., 10.000%, due 08/15/08                                    15,000            16,444
                                                                                           ---------------
                                                                                                   315,919
                                                                                           ---------------
COMPUTER INFORMATION & TECHNOLOGY-0.08 %
NDCHealth Corp., 10.500%, due 12/01/12                                            15,000            16,875
                                                                                           ---------------

COSMETICS & PERSONAL CARE-0.12%
Revlon Consumer Products Corp.,
  12.000%, due 12/01/05                                                           25,000            25,000
                                                                                           ---------------

EDUCATIONAL SERVICES-0.47%
KinderCare Learning Centers, Inc., Series B,
  9.500%, due 02/15/09                                                           100,000           101,500
                                                                                           ---------------

ELECTRICAL EQUIPMENT-0.18%
Motors & Gears, Inc., Series D,
  10.750%, due 11/15/06                                                           45,000            38,250
                                                                                           ---------------

ENTERTAINMENT & LEISURE-5.21%
AMC Entertainment, Inc., 9.500%, due 02/01/11                            $       145,000   $       152,250
Ameristar Casinos, Inc., 10.750%, due 02/15/09                                    80,000            92,000
Aztar Corp., 8.875%, due 05/15/07                                                 60,000            62,625
Aztar Corp., 9.000%, due 08/15/11                                                 20,000            21,950
Mandalay Resort Group, 9.375%, due 02/15/10                                       65,000            75,725
MGM Mirage, Inc., 8.500%, due 09/15/10                                            85,000            97,538
MGM Mirage, Inc., 8.375%, due 02/01/11                                            55,000            62,288
Park Place Entertainment Corp.,
  8.875%, due 09/15/08                                                             5,000             5,663
Park Place Entertainment Corp.,
  8.125%, due 05/15/11                                                            55,000            61,669
Pinnacle Entertainment, Inc., Series B,
  9.125%, due 02/15/07                                                            90,000            93,150
Regal Cinemas, Inc., Series B,
  9.375%, due 02/01/12                                                            85,000            96,050
Six Flags, Inc., 9.750%, due 06/15/07                                              8,000             8,390
Six Flags, Inc., 9.750%, due 04/15/13                                            120,000           126,300
Six Flags, Inc., Series 144A,
  9.625%, due 06/01/14++*                                                         35,000            36,575
Vail Resorts, Inc., 8.750%, due 05/15/09                                          35,000            36,925
Venetian Casino Resort, LLC/ Las Vegas Sands,
  11.000%, due 06/15/10                                                           75,000            87,000
                                                                                           ---------------
                                                                                                 1,116,098
                                                                                           ---------------
ENVIRONMENTAL CONTROLS-1.47%
Allied Waste North America, Inc.,
  Series 144A, 6.500%, due 11/15/10++*                                            85,000            87,125
Allied Waste North America, Inc.,
  7.875%, due 04/15/13                                                           210,000           227,325
                                                                                           ---------------
                                                                                                   314,450
                                                                                           ---------------
FINANCIAL SERVICES-1.72%
Arch Western Finance, LLC,
  Series 144A, 6.750%, due 07/01/13++                                             50,000            51,375
Burns Philp Capital Property, Ltd.,
  Series 144A, 9.750%, due 07/15/12++                                            110,000           117,700
Commercial Mortgage Acceptance Corp.,
  Series 1998-C2, 5.440%, due 05/15/13                                           140,000           124,089
Couche-Tard Financing Corp.,
  Series 144A, 7.500%, due 12/15/13++*                                            15,000            15,713
PCA, LLC, 11.875%, due 08/01/09                                                   55,000            60,225
                                                                                           ---------------
                                                                                                   369,102
                                                                                           ---------------
FOOD PRODUCTS-0.69%
Merisant Co., Series 144A,
  9.500%, due 07/15/13++                                                          80,000            85,200
Michael Foods, Series 144A,
  8.000%, due 11/15/13++*                                                         50,000            52,125
Pinnacle Foods Corp., Series 144A,
  8.250%, due 12/01/13++*                                                         10,000            10,350
                                                                                           ---------------
                                                                                                   147,675
                                                                                           ---------------
FOOD SERVICE & RESTAURANTS-0.67%
Roundy's, Inc., Series B, 8.875%, due 06/15/12                                   135,000           144,113
                                                                                           ---------------

                       See notes to financial statements.

COMPANY                                                                  PRINCIPAL VALUE     MARKET VALUE
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER-2.24%
Boise Cascade Co., 7.000%, due 11/01/13                                  $        65,000   $        67,570
Buckeye Technologies, Inc., 9.250%, due 09/15/08                                  40,000            40,500
Buckeye Technologies, Inc., 8.000%, due 10/15/10                                  25,000            24,500
Buckeye Technologies, Inc., 8.500%, due 10/01/13                                  65,000            69,550
FiberMark, Inc., 9.375%, due 10/15/06                                              5,000             3,100
FiberMark, Inc., 10.750%, due 04/15/11                                           120,000            74,400
Georgia-Pacific Corp., 9.375%, due 02/01/13                                      175,000           201,250
                                                                                           ---------------
                                                                                                   480,870
                                                                                           ---------------
HEALTHCARE-3.29%
Beverly Enterprises, Inc., 9.625%, due 11/15/07                                   85,000            93,713
HCA, Inc., 7.875%, due 02/01/11                                                  195,000           222,400
InSight Health Services Corp., Series B,
  9.875%, due 11/01/11                                                           110,000           116,600
Mariner Health Care, Inc., Series 144A,
  8.250%, due 12/15/13++*                                                         50,000            50,500
Prime Medical Services, Inc., 8.750%, due 04/01/08                                25,000            24,125
Tenet Healthcare Corp., 6.500%, due 06/01/12                                      75,000            71,906
Triad Hospitals, Inc., Series B,
  8.750%, due 05/01/09                                                            50,000            54,188
Triad Hospitals, Inc., Series 144A,
  7.000%, due 11/15/13++*                                                         70,000            70,525
                                                                                           ---------------
                                                                                                   703,957
                                                                                           ---------------
HOME FURNISHINGS-0.99%
Sealy Mattress Co., Series B,
  9.875%, due 12/15/07                                                           205,000           212,175
                                                                                           ---------------

HOUSEHOLD PRODUCTS-0.89%
Johnsondiversey, Inc., Series B,
  9.625%, due 05/15/12                                                           165,000           183,975
Johnsondiversey, Inc., 9.625%, due 05/15/12                                        5,000             6,906
                                                                                           ---------------
                                                                                                   190,881
                                                                                           ---------------
INSURANCE-0.39%
Willis Corroon Corp., 9.000%, due 02/01/09                                        80,000            84,000
                                                                                           ---------------

LODGING-0.92%
Hilton Hotels Corp., 7.625%, due 12/01/12                                        100,000           112,375
HMH Properties, Inc., Series C,
  8.450%, due 12/01/08                                                            43,000            44,828
Starwood Hotels & Resorts Worldwide, Inc.,
  7.875%, due 05/01/12                                                            35,000            39,375
                                                                                           ---------------
                                                                                                   196,578
                                                                                           ---------------
MACHINERY-3.51%
AGCO Corp., 9.500%, due 05/01/08                                                 130,000           142,350
Case New Holland, Inc., Series 144A,
  9.250%, due 08/01/11++                                                          45,000            50,400
Case New Holland, Inc., Series 144A,
  9.250%, due 08/01/11++                                                          45,000            50,400
Columbus McKinnon Corp.,
  8.500%, due 04/01/08                                                            35,000            32,725
Columbus Mckinnon Corp.,
  10.000%, due 08/01/10                                                           25,000            26,625
JLG Industries, Inc., 8.250%, due 05/01/08                                       110,000           119,488
Joy Global, Inc., Series B, 8.750%, due 03/15/12                                  75,000            83,625
Manitowoc Company, Inc., The,
  10.375%, due 05/15/11                                                           45,000            62,437
Manitowoc Company, Inc., The,
  10.500%, due 08/01/12                                                  $        30,000   $        34,163
Terex Corp., Series B, 10.375%, due 04/01/11                                     110,000           123,200
Terex Corp., 9.250%, due 07/15/11                                                 25,000            27,500
Thermadyne Holdings Corp., Zero Coupon,
  Step-up, due 06/01/08+                                                         150,000                 2
                                                                                           ---------------
                                                                                                   752,915
                                                                                           ---------------
MANUFACTURING-3.48%
AMSTED Industries, Inc., Series 144A,
  10.250%, due 10/15/11++                                                         70,000            77,350
Blount International, Inc., 7.000%, due 06/15/05                                  80,000            80,400
Blount International, Inc., 13.000%, due 08/01/09                                 40,000            43,100
Dresser, Inc., 9.375%, due 04/15/11                                               65,000            70,688
Foamex, LP/Foamex Capital Corp.,
  10.750%, due 04/01/09                                                           45,000            42,863
Hexcel Corp., 9.875%, due 10/01/08                                                10,000            11,275
Hexcel Corp., 9.750%, due 01/15/09                                               110,000           115,225
Jacuzzi Brands, Series 144A,
  9.625%, due 07/01/10++                                                          30,000            33,000
Samsonite Corp., 10.750%, due 06/15/08                                            65,000            67,275
SPX Corp., 7.500%, due 01/01/13                                                  105,000           114,188
Transdigm, Inc., 8.375%, due 07/15/11                                             50,000            53,188
TriMas Corp., 9.875%, due 06/15/12                                                35,000            36,488
Venture Holdings Trust, Series B,
  9.500%, due 07/01/05+                                                           45,000             1,125
                                                                                           ---------------
                                                                                                   746,165
                                                                                           ---------------
MEDICAL PRODUCTS-0.69%
Alliance Imaging, Inc., 10.375%, due 04/15/11                                     65,000            68,900
Fisher Scientific International, Inc.,
  8.125%, due 05/01/12                                                            74,000            79,365
                                                                                           ---------------
                                                                                                   148,265
                                                                                           ---------------
MINING & METALS -
  FERROUS & NONFERROUS-0.89%
Commonwealth Industries, Inc.,
  10.750%, due 10/01/06                                                           45,000            45,900
Earle M. Jorgensen Co., 9.750%, due 06/01/12                                      45,000            49,950
Steel Dynamics, Inc., Series 144A,
  9.500%, due 03/15/09++*                                                         55,000            61,050
United States Steel Corp.,
  9.750%, due 05/15/10                                                            30,000            33,750
                                                                                           ---------------
                                                                                                   190,650
                                                                                           ---------------
MINING & METALS - PRECIOUS-0.61%
Compass Minerals Group, Inc.,
  10.000%, due 08/15/11                                                           65,000            72,800
Peabody Energy Corp., Series B,
  6.875%, due 03/15/13                                                            55,000            58,025
                                                                                           ---------------
                                                                                                   130,825
                                                                                           ---------------
MOTOR VEHICLE MANUFACTURING-0.13%
Navistar International Corp., Series B,
  9.375%, due 06/01/06                                                            25,000            27,594
                                                                                           ---------------

MULTIMEDIA-0.31%
Medianews Group, Inc., Series 144A,
  6.875%, due 10/10/13++*                                                         65,000            66,138
                                                                                           ---------------

                       See notes to financial statements.

COMPANY                                                                  PRINCIPAL VALUE     MARKET VALUE
----------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT-1.56%
General Binding Corp., 9.375%, due 06/01/08                              $        80,000   $        80,800
Moore North America Finance, Inc.,
  Series 144A, 7.875%, due 01/15/11++                                             35,000            39,638
Tempur-Pedic, Inc., Series 144A,
  10.250%, due 08/15/10++                                                         65,000            72,475
Xerox Corp., 7.625%, due 06/15/13                                                130,000           140,400
                                                                                           ---------------
                                                                                                   333,313
                                                                                           ---------------
OIL & GAS - DISTRIBUTION & MARKETING-1.96%
ANR Pipeline, Inc., 8.875%, due 03/15/10                                          15,000            16,875
ANR Pipeline, Inc., 9.625%, due 11/01/21                                          85,000           101,044
CenterPoint Energy Resources Corp.,
  Series 144A, 7.875%, due 04/01/13++                                             78,000            88,304
El Paso Natural Gas Corp., 7.625%, due 08/01/10                                  120,000           123,300
Southern Natural Gas Co., 8.875%, due 03/15/10                                    80,000            90,000
                                                                                           ---------------
                                                                                                   419,523
                                                                                           ---------------
OIL & GAS - INTEGRATED-3.86%
AmeriGas Partners, LP, Series B,
  8.875%, due 05/20/11                                                            60,000            66,000
El Paso Corp., Series 144A,
  7.750%, due 06/01/13++                                                          75,000            73,875
Pioneer Natural Resources Co.,
  9.625%, due 04/01/10                                                            20,000            24,888
Pioneer Natural Resources Co.,
  7.500%, due 04/15/12                                                            40,000            45,973
Tesoro Petroleum Corp., 8.000%, due 04/15/08                                      60,000            63,750
Westport Resources Corp.,
  8.250%, due 11/01/11                                                            35,000            38,500
Williams Companies, Inc., The,
  8.625%, due 06/01/10                                                            25,000            28,063
Williams Companies, Inc., The,
  7.125%, due 09/01/11                                                           460,000           486,426
                                                                                           ---------------
                                                                                                   827,475
                                                                                           ---------------
OIL & GAS PRODUCERS-1.90%
Chesapeake Energy Corp., 8.125%, due 04/01/11                                     90,000            99,900
Chesapeake Energy Corp., Series 144A,
  6.875%, due 01/15/16++*                                                         25,000            25,750
CITGO Petroleum Corp., 11.375%, due 02/01/11                                      50,000            58,000
Encore Acquisition, Inc., 8.375%, due 06/15/12                                    85,000            92,013
Magnum Hunter Resources, Inc.,
  9.600%, due 03/15/12                                                            30,000            34,050
Premcor Refining Group, Inc., The,
  Series 144A, 7.750%, due 02/01/12++*                                            25,000            25,750
Stone Energy Corp., 8.250%, due 12/15/11                                          25,000            27,250
Vintage Petroleum, Inc., 8.250%, due 05/01/12                                     40,000            43,500
                                                                                           ---------------
                                                                                                   406,213
                                                                                           ---------------
OIL & GAS SERVICES & EQUIPMENT-2.25%
Dynegy Holdings, Inc., Series 144A,
  9.875%, due 07/15/10++                                                          70,000            78,750
Dynegy Holdings, Inc., 6.875%, due 04/01/11                                      110,000           101,338
Hanover Compressor Co., 8.625%, due 12/15/10                                      10,000            10,400
Hanover Equipment Trust, Zero Coupon, 03/31/07                                    10,000             7,350
Hanover Equipment Trust, Series B,
  8.750%, due 09/01/11                                                            85,000            90,100
Northwest Pipeline Corp.,
  8.125%, due 03/01/10                                                            15,000            16,650
Parker Drilling Co., Series 144A,
  9.625%, due 10/01/13++                                                 $        15,000   $        15,600
Plains All American Pipeline,
  LP/PAA Finance Corp., 7.750%, due 10/15/12                                      75,000            86,531
Sesi, LLC, 8.875%, due 05/15/11                                                   70,000            76,300
                                                                                           ---------------
                                                                                                   483,019
                                                                                           ---------------
PACKAGING & CONTAINERS-3.18%
Graham Packaging Company, LP/GPC Capital Corp.,
  Series 144A, 8.750%, due 01/15/08++                                             80,000            81,800
Graphic Packaging International Corp.,
  Series 144A, 8.500%, due 08/15/11++                                             20,000            21,900
Graphic Packaging International Corp.,
  Series 144A, 9.500%, due 08/15/13++                                            120,000           132,600
Greif Bros. Corp., 8.875%, due 08/01/12                                           60,000            66,000
Owens-Brockway Glass Containers, Inc.,
  8.875%, due 02/15/09                                                            55,000            60,294
Owens-Brockway Glass Containers, Inc.,
  8.750%, due 11/15/12                                                            50,000            55,688
Owens-Brockway Glass Containers, Inc.,
  8.250%, due 05/15/13                                                            95,000           102,006
Plastipak Holdings, Inc., 10.750%, due 09/01/11                                   40,000            44,500
Pliant Corp., 13.000%, due 06/01/10                                               75,000            68,625
Smurfit-Stone Container Corp.,
  8.250%, due 10/01/12                                                            45,000            48,825
                                                                                           ---------------
                                                                                                   682,238
                                                                                           ---------------
PHARMACEUTICAL-0.28%
Alpharma, Inc., Series 144A,
  8.625%, due 05/01/11++                                                          60,000            60,750
                                                                                           ---------------

PUBLISHING & PRINTING-2.22%
Dex Media East, LLC, 9.875%, due 11/15/09                                        140,000           160,300
Dex Media West, LLC, Series 144A,
  8.500%, due 08/15/10++                                                          10,000            11,138
Dex Media West, LLC, Series 144A,
  9.875%, due 08/15/13++                                                         100,000           116,250
Hollinger International Publishing,
  9.000%, due 12/15/10                                                            40,000            42,500
Mail-Well, Inc., 9.625%, due 03/15/12                                             80,000            88,800
PRIMEDIA, Inc., 8.875%, due 05/15/11                                              35,000            36,925
TransWestern Publishing Co., Series F,
  9.625%, due 11/15/07                                                            20,000            20,700
                                                                                           ---------------
                                                                                                   476,613
                                                                                           ---------------
RAILROAD-0.36%
Kansas City Southern, 7.500%, due 06/15/09 75,000                                                   76,875
                                                                                           ---------------

REAL ESTATE-0.96%
CB Richard Ellis Escrow, Inc., Series 144A,
  9.750%, due 05/15/10++                                                          65,000            72,150
Corrections Corporation of America,
  9.875%, due 05/01/09                                                            40,000            44,650
Corrections Corporation of America,
  Series 144A, 7.500%, due 05/01/11++                                             25,000            26,250
Corrections Corporation of America,
  7.500%, due 05/01/11                                                            15,000            15,750
Forest City Enterprises, Inc.,
  7.625%, due 06/01/15                                                            15,000            15,919

                       See notes to financial statements.

COMPANY                                                                  PRINCIPAL VALUE     MARKET VALUE
----------------------------------------------------------------------------------------------------------
REAL ESTATE-CONTINUED
Genesis HealthCare Corp., Series 144A,
  8.000%, due 10/15/13++                                                 $        10,000   $        10,425
Technical Olympic USA, Inc.,
  9.000%, due 07/01/10                                                            20,000            21,500
                                                                                           ---------------
                                                                                                   206,644
                                                                                           ---------------
RETAIL STORES-2.06%
Cole National Group, Inc., 8.625%, due 08/15/07                                   45,000            45,900
Cole National Group, Inc., 8.875%, due 05/15/12                                   70,000            74,900
Dollar General Corp., 8.625%, due 06/15/10                                        55,000            61,806
Finlay Enterprises, Inc., 9.000%, due 05/01/08                                    40,000            40,950
Finlay Fine Jewelery Corp., 8.375%, due 05/01/08                                 110,000           113,850
Rite Aid Corp., 9.500%, due 02/15/11                                              10,000            11,275
Rite Aid Corp., 9.250%, due 06/01/13                                              85,000            93,288
                                                                                           ---------------
                                                                                                   441,969
                                                                                           ---------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.73%
American Tower Corp., 9.375%, due 02/01/09                                        50,000            53,250
Lucent Technologies, Inc., 5.500%, due 11/15/08                                  110,000           102,300
                                                                                           ---------------
                                                                                                   155,550
                                                                                           ---------------
TELECOMMUNICATIONS - INTEGRATED-2.36%
Cincinnati Bell, Inc., Series 144A,
  7.250%, due 07/15/13++                                                          50,000            52,500
Cincinnati Bell, Inc., Series 144A,
  8.375%, due 01/15/14++*                                                         25,000            26,875
Qwest Services Corp., Series 144A,
  13.500%, due 12/15/10++                                                        295,000           358,425
WorldCom, Inc., 7.500%, due 05/15/11+                                            200,000            67,000
                                                                                           ---------------
                                                                                                   504,800
                                                                                           ---------------
TELECOMMUNICATIONS - WIRELESS-3.78%
Alamosa Delaware, Inc., Zero Coupon,
  Step-up, due 07/31/09                                                           50,000            45,000
Alamosa Delaware, Inc.,
  11.000%, due 07/31/10                                                           32,000            34,720
American Tower, Inc., Series 144A,
  7.250%, due 12/01/11++*                                                         20,000            20,350
Centennial Cellular Corp.,
  10.750%, due 12/15/08                                                           95,000           100,225
Crown Castle International Corp., Series 144A,
  7.500%, due 12/01/13++*                                                         65,000            65,325
Dobson Communications Corp., Series 144A,
  8.875%, due 10/01/13++                                                          60,000            60,750
Nextel Communications, Inc.,
  9.375%, due 11/15/09                                                           110,000           119,900
Nextel Communications, Inc.,
  7.375%, due 08/01/15                                                            20,000            21,500
Rural Cellular Corp., 9.750%, due 01/15/10                                        80,000            78,200
Rural Cellular Corp., 9.875%, due 02/01/10                                        45,000            47,925
Triton PCS, Inc., 8.750%, due 11/15/11                                            35,000            34,475
Triton PCS, Inc., 8.500%, due 06/01/13                                            55,000            59,125
Western Wireless Corp., 9.250%, due 07/15/13                                     115,000           121,325
                                                                                           ---------------
                                                                                                   808,820
                                                                                           ---------------

TELECOMMUNICATIONS - WIRELINE-0.40%
Time Warner Telecom, Inc.,
  10.125%, due 02/01/11                                                           80,000            85,200
                                                                                           ---------------

TEXTILES & APPAREL-0.91%
Interface, Inc., 10.375%, due 02/01/10                                   $        63,000   $        66,623
J. Crew Operating Corp., 10.375%, due 10/15/07                                    50,000            51,063
Oxford Industries, Inc., Series 144A,
  8.875%, due 06/01/11++                                                          45,000            49,219
Westpoint Stevens, Inc., 7.875%, due 06/15/05+                                    50,000             6,500
Westpoint Stevens, Inc., 7.875%, due 06/15/08+                                   160,000            20,800
                                                                                           ---------------
                                                                                                   194,205
                                                                                           ---------------
TRANSPORTATION-0.46%
GulfMark Offshore, Inc., 8.750%, due 06/01/08                                     95,000            98,325
                                                                                           ---------------

UTILITIES - ELECTRIC & GAS-4.61%
AES Corp., 8.875%, due 02/15/11                                                  110,000           119,900
AES Corp., Series 144A, 8.750%, due 05/15/13++                                    75,000            83,813
AES Corp., Series 144A, 9.000%, due 05/15/15++                                    75,000            84,750
Allegheny Energy Supply Company, LLC,
  Series 144A, 8.750%, due 04/15/12++                                             50,000            47,125
Calpine Corp., 8.500%, due 02/15/11                                               70,000            55,388
Calpine Corp., Series 144A,
  8.750%, due 07/15/13++                                                         155,000           151,125
CMS Energy Corp., 8.500%, due 04/15/11                                           120,000           129,600
Illinois Power Co., 11.500%, due 12/15/10                                         35,000            42,000
MSW Energy Holdings, LLC, Series 144A,
  7.375%, due 09/01/10++*                                                         40,000            41,800
NRG Energy, Inc., Series 144A,
  8.000%, due 12/15/13++*                                                         30,000            31,538
PG&E Corp., Series 144A,
  6.875%, due 07/15/08++                                                          15,000            16,238
Reliant Resources, Inc., Series 144A,
  9.250%, due 07/15/10++                                                          70,000            74,200
Reliant Resources, Inc., Series 144A,
  9.500%, due 07/15/13++                                                          50,000            53,500
TECO Energy, Inc., 10.500%, due 12/01/07                                          30,000            35,025
TECO Energy, Inc., 7.500%, due 06/15/10                                           20,000            21,400
                                                                                           ---------------
                                                                                                   987,402
                                                                                           ---------------
WHOLESALE DISTRIBUTOR-0.45 %
Remington Arms Company, Inc.,
  10.500%, due 02/01/11                                                           90,000            95,850
                                                                                           ---------------

TOTAL CORPORATE BONDS
  (Cost $17,419,936)                                                                            18,458,416
                                                                                           ---------------

 CONVERTIBLE BONDS--0.01%

TELECOMMUNICATIONS - INTEGRATED-0.01%
Jazztel, PLC, 12.000%, due 10/30/12                                                2,509             1,608
                                                                                           ---------------

TOTAL CONVERTIBLE BONDS
  (Cost $2,036)                                                                                      1,608
                                                                                           ---------------

                       See notes to financial statements.

FOREIGN BONDS--7.97%

COMPANY                                                                  PRINCIPAL VALUE     MARKET VALUE
----------------------------------------------------------------------------------------------------------
BROADCASTING-0.95%
Innova, S de RL, Series 144A,
  9.375%, due 09/19/13++                                                 $        60,000   $        61,575
Telenet Communications, NV, Series 144A,
  9.000%, due 12/15/13++*                                                         45,000            58,464
Telewest Communications, PLC,
  11.000%, Step-up, due 10/01/07+                                                 25,000            16,250
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 04/15/09                                              65,000            33,800
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 02/01/10                                              15,000             7,350
Videotron Ltee, Series 144A,
  6.875%, due 01/15/14++                                                          25,000            25,813
                                                                                           ---------------
                                                                                                   203,252
                                                                                           ---------------
CHEMICALS-0.76%
Acetex Corp., Series 144A,
  10.875%, due 08/01/09++                                                         30,000            33,300
Acetex Corp., 10.875%, due 08/01/09                                               50,000            55,500
Rhodia, SA, Series 144A, 8.875%, due 06/01/11++                                   80,000            73,600
                                                                                           ---------------
                                                                                                   162,400
                                                                                           ---------------
COMMERCIAL SERVICES-0.39%
Vivendi Universal, SA, Series 144A,
  6.250%, due 07/15/08++                                                          35,000            37,056
Vivendi Universal, SA, Series 144A,
  9.250%, due 04/15/10++                                                          40,000            47,400
                                                                                           ---------------
                                                                                                    84,456
                                                                                           ---------------
FINANCIAL SERVICES-0.75%
Bombardier Recreational Products, Inc.,
  Series 144A, 8.375%, due 12/15/13++*                                            20,000            20,900
MDP Acquisitions, PLC, 9.625%, due 10/01/12                                      125,000           140,000
                                                                                           ---------------
                                                                                                   160,900
                                                                                           ---------------
FOOD PRODUCTS-0.64%
Premier International Foods, PLC,
  12.000%, due 09/01/09                                                           85,000            93,075
United Biscuits Finance, PLC,
  10.625%, due 04/15/11                                                           30,000            43,327
                                                                                           ---------------
                                                                                                   136,402
                                                                                           ---------------
FOREST PRODUCTS & PAPER-0.94%
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10                                  50,000            55,680
Corp Durango, SA de CV, Series 144A,
  13.750%, due 07/15/09+ ++                                                       69,000            41,400
Norske Skog Canada, Ltd., Series D,
  8.625%, due 06/15/11                                                           100,000           105,000
                                                                                           ---------------
                                                                                                   202,080
                                                                                           ---------------
MANUFACTURING-0.56%
Tyco International Group, SA, 6.750%, due 02/15/11                               110,000           120,175
                                                                                           ---------------

MINING & METALS - FERROUS & NONFERROUS-0.17%
Russel Metals, Inc., 10.000%, due 06/01/09                                        35,000            37,188
                                                                                           ---------------

OIL & GAS PRODUCERS-0.26%
Ocean Rig Norway, ASA, 10.250%, due 06/01/08                             $        60,000   $        56,400
                                                                                           ---------------

PACKAGING & CONTAINERS-1.17%
Crown Holdings, Inc., 10.875%, due 03/01/13                                      135,000           158,794
Kappa Beheer, BV, 10.625%, due 07/15/09                                           85,000            90,950
                                                                                           ---------------
                                                                                                   249,744
                                                                                           ---------------
PUBLISHING & PRINTING-0.33%
CanWest Media, Inc., 10.625%, due 05/15/11                                        15,000            17,138
CanWest Media, Inc., 7.625%, due 04/15/13                                         20,000            21,900
Hollinger, Inc., Series 144A, 11.875%, due 03/01/11++                             30,000            32,588
                                                                                           ---------------
                                                                                                    71,626
                                                                                           ---------------
RAILROAD-0.08%
Grupo Transportacion Ferroviaria Mexicana,
  SA de CV, 12.500%, due 06/15/12                                                 15,000            17,100
                                                                                           ---------------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES-0.00%
Energis, PLC, 9.750%, due 06/15/09+                                               40,000               800
                                                                                           ---------------

TELECOMMUNICATIONS - INTEGRATED-0.16%
Eircom Funding, 8.250%, due 08/15/13                                              30,000            33,225
                                                                                           ---------------

TELECOMMUNICATIONS - WIRELESS-0.22%
Dolphin Telecom, PLC,
  Zero Coupon, Step-up, due 06/01/08+                                             99,666                10
Dolphin Telecom, PLC, Series B,
  Zero Coupon, Step-up, due 05/15/09+                                             25,000                 3
Millicom International Cellular, SA, Series 144A,
  10.000% due 12/01/13++*                                                         45,000            47,475
                                                                                           ---------------
                                                                                                    47,488
                                                                                           ---------------
TELECOMMUNICATIONS - WIRELINE-0.30%
COLT Telecom Group, Plc, 7.625%, due 12/15/09                                     50,000            63,068
Esprit Telecom Group, PLC, 10.875%, due 06/15/08+                                 15,000                 2
                                                                                           ---------------
                                                                                                    63,070
                                                                                           ---------------
UTILITIES - ELECTRIC & GAS-0.29%
Empresa Nacional de Electricidad,
  SA (Endesa-Chile), 8.350%, due 08/01/13                                         55,000            61,828
                                                                                           ---------------

TOTAL FOREIGN BONDS
  (Cost $1,799,281)                                                                              1,708,134
                                                                                           ---------------

 SHORT-TERM INVESTMENTS--2.42%

GOVERNMENT AGENCY-2.42%
Federal Home Loan Bank, 0.600%, due 01/02/04                                     519,000           518,989
                                                                                           ---------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $518,989)                                                                                  518,989
                                                                                           ---------------

TOTAL INVESTMENTS
  (Cost $20,103,602)                                                               97.92%       20,977,304
Other assets, less liabilities                                                      2.08           446,371
                                                                         ---------------   ---------------

TOTAL NET ASSETS                                                                  100.00%  $    21,423,675
                                                                         ===============   ===============

+  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of
   1933 (see Note H).
*  Illiquid security (see Note H).
@  Fair valued security (see Note B).

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

                                Portfolio Manager
                          Janus Capital Management LLC
                                (Since 05/01/99)

                               KAREN L. REIDY, CFA
                        - Joined Janus Capital Management LLC in 1995
                        - Bachelor's degree from University of Colorado
                        - 9 years of investment experience
                        - Chartered Financial Analyst
                        - Certified Public Accountant

                        INVESTMENT OBJECTIVE AND STRATEGY
  Seeks reasonable current income and long-term capital growth consistent with conservation of capital by primarily investing in common stocks and fixed income securities, selected for their growth and income potential.

                            NET ASSETS AS OF 12/31/03
                                   $71,311,731

[CHART]

Common Stock                       57.14%
Corporate Bonds                    24.46%
Cash                                2.56%
Government & Agency Obligations    15.84%

                               NUMBER OF HOLDINGS

                                       230

                              PERCENT OF
TOP TEN HOLDINGS             PORTFOLIO++
----------------------------------------
Tyco International, Ltd.            2.44%
Time Warner, Inc.                   1.92%
Marriott International, Inc.        1.62%
Citigroup, Inc.                     1.61%
3M Co.                              1.59%
Roche Holding, AG                   1.49%
Freddie Mac                         1.40%
General Electric Co.                1.38%
Starwood Hotels
  & Resorts Worldwide               1.32%
Gannett Company, Inc.               1.29%

                              PERCENT OF
TOP TEN INDUSTRIES           PORTFOLIO++
----------------------------------------
U.S. Treasury Bills,
  Bonds and Notes                   9.18%
Government Agency                   8.07%
Multimedia                          6.30%
Manufacturing                       5.54%
Beverages                           4.80%
Financial Services                  4.58%
Banking                             4.23%
Pharmaceutical                      3.97%
Insurance                           3.45%
Lodging                             3.38%

              ++ Represents market value of investments plus cash.

PERFORMANCE OVERVIEW

   For the twelve months ended December 31, 2003, the Balanced Portfolio advanced 14.04%, while its benchmarks, the S&P 500(R) Index and the Balanced Index, gained 28.69% and 16.10%, respectively.

   MARKET OVERVIEW

   For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500(R) Index climbed 28.69%. Not to be outdone, the technology-dominated Nasdaq Composite(R) Index surged 50.01% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

   The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. The Treasury market surged in early March on fears about the war, only to back up sharply as equity markets rebounded. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted and the Treasury market exceeded its March highs, peaking in June on economic concerns. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to protect against deflation. But, the bond market again backed up sharply in July/August when unemployment showed early signs of improvement. As the fiscal year came to a close, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

   MANAGER'S OVERVIEW

   HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

   In addition to feeling the lingering effects of an economic slowdown, the consequences of war and SARS also weighed heavily on investors last year. This kept a lid on business travel and capital spending in 2003. As such, I felt it prudent to keep the Portfolio defensively positioned. This was apparent in our relatively high fixed-income weighting and, on the equity side of the Portfolio, a preference for companies with lower but more consistent growth profiles. I also focused on companies that were generating high rates of cash flow and using it to reduce debt or pay dividends. However, this strategy held back performance as the equity market focused on higher-growth opportunities in anticipation of a robust economic recovery.

   WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

   Industrial conglomerate Tyco International emerged as our single biggest contributor to performance as the once-troubled company continued to reinvent itself under a new management team. Online media giant Yahoo! also aided results by registering a large gain during the year as investors displayed renewed interest in Internet-based firms that have survived the industry's recent turmoil in stronger competitive shape. Financial services conglomerate Citigroup also advanced. Meanwhile, chipmaker Texas Instruments and industrial powerhouse 3M Company rounded out our list of top performers.

   WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

   Automatic Data Processing was our single biggest disappointment as a lackluster employment environment worked against the company's payroll processing and tax processing business. Our investment in insurer American International Group, or AIG, also held back results, as did the Portfolio's position in information technology consulting firm Accenture. Finally, natural gas pipeline operator El Paso Corporation and grocery chain Kroger also ranked among our worst-performing holdings.

   WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

   While maintaining our bottom-up approach to building the Portfolio one security at a time, certain sectors did have a material impact on the Portfolio. As a group, our consumer discretionary stocks had the biggest positive influence on performance. We carried nearly twice the weighting of our benchmark, the S&P 500(R) Index, in this top-performing category, a fact that certainly helped results this year. Meanwhile, information technology - another area of the market that performed extremely well in 2003 - also aided results. However, our individual stock picks in technology tended to be somewhat conservative, and we carried slightly less exposure to this group than the S&P 500(R). As a result, while information technology was a strong positive contributor to absolute returns, the group held back results when viewed side-by-side with the returns of our benchmark. Only two sectors - telecommunications services and utilities - turned in net negative contributions to performance. We maintained only a very small exposure to both of these sectors during the year, and the negative contribution made by each was minimal.

   While the equity portion of the Portfolio represents a larger portion of assets and therefore has a bigger impact on overall performance, we are pleased to report that our fixed-income holdings also aided results. We continued to collect a healthy income return and benefited from solid bond selection as a number of individual holdings gained in price.

   HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

   Given the recent decline in initial jobless claims and renewed strength in capital spending, I have become increasingly confident in the durability of the economic expansion. Put another way, my "full-court press" defense has given way to a strategy emphasizing a bit more offense. For example, I intend to maintain a fixed-income allocation of around 40%, but have repositioned the equity portion of the Portfolio by investing in a mix of stocks I believe will benefit most from an acceleration of economic activity. I believe many of these companies possess a high degree of operating leverage and accelerating revenue growth, traits that should work to their advantage as the economy continues to improve.

   On a more personal note, I want to express my disappointment in this year's performance, a period when I was clearly too cautious on the economy. My shareholders deserve to participate in the best possible opportunities available in both the stock and bond markets, and not a day goes by when I don't stop to think about the responsibility and trust you have placed in me and the entire Janus team. We appreciate your confidence and will continue to work hard to maintain it through our actions and performance.

[CHART]

                   BALANCED PORTFOLIO, THE S&P 500(R) INDEX
                          ANDTHE BALANCED BENCHMARK(1)
              Comparison of Change in Value of $10,000 Investment.

  DATE      BALANCED PORTFOLIO   BALANCED BENCHMARK    S&P 500(R) INDEX
--------    ------------------   ------------------    ----------------
05/01/92               10,000             10,000               10,000
06/30/92               10,081             10,070                9,958
09/30/92               10,467             10,403               10,272
12/31/92               10,847             10,712               10,787
03/31/93               11,379             11,129               11,256
06/30/93               11,526             11,273               11,310
09/30/93               11,856             11,545               11,598
12/31/93               11,852             11,702               11,867
03/31/94               11,654             11,351               11,420
06/30/94               11,550             11,347               11,470
09/30/94               11,698             11,691               12,031
12/31/94               11,694             11,725               12,028
03/31/95               12,186             12,573               13,195
06/30/95               12,848             13,516               14,451
09/30/95               13,481             14,220               15,596
12/31/95               14,308             14,917               16,532
03/31/96               14,377             15,286               17,512
06/30/96               14,850             15,717               18,399
09/30/96               15,163             16,114               19,074
12/31/96               15,819             17,056               20,767
03/31/97               15,663             17,298               20,860
06/30/97               17,218             19,176               24,494
09/30/97               18,243             20,229               26,326
12/31/97               18,402             20,792               27,079
03/31/98               19,856             22,510               30,849
06/30/98               20,162             23,136               31,864
09/30/98               18,914             22,276               28,701
12/31/98               21,667             24,867               34,802
03/31/99               21,830             25,532               36,534
06/30/99               23,440             26,416               39,105
09/30/99               22,766             25,687               36,663
12/31/99               26,490             27,578               42,118
03/31/00               27,858             28,212               43,084
06/30/00               26,962             28,075               41,940
09/30/00               26,853             28,337               41,533
12/31/00               26,106             27,736               38,284
03/31/01               24,702             26,446               33,743
06/30/01               25,326             27,316               35,717
09/30/01               23,874             25,768               30,474
12/31/01               24,986             27,158               33,731
03/31/02               25,195             27,230               33,826
06/30/02               24,194             25,765               29,293
09/30/02               22,909             23,944               24,231
12/31/02               23,397             25,155               26,277
03/31/03               23,230             24,905               25,449
06/30/03               24,914             27,051               29,365
09/30/03               24,997             27,411               30,144
12/31/03               26,681             29,098               33,815

(1) THE BALANCED BENCHMARK REFLECTS THE PERFORMANCE OF THE 55% S&P 500(R)/35% LEHMAN AGGREGATE/10% 90 DAY T-BILL INDEX FROM MAY 1, 1992 THROUGH APRIL 30, 1999 AND THE 50% S&P 500(R)/40% LEHMAN AGGREGATE/10% 90 DAY T-BILL INDEX FROM MAY 1, 1999 THROUGH DECEMBER 31, 2003.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

                          AVERAGE ANNUAL TOTAL RETURNS

                           S&P 500(R)      BALANCED
             BALANCED        INDEX        BENCHMARK(1)
1 YEAR        14.04%         28.69%         16.10%
5 YEAR         4.25%         -0.57%          3.19%
10 YEAR        8.45%         11.07%          9.53%
INCEPTION      8.77%         11.00%          9.58%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500(R) Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500(R) Index and the Balanced Benchmark are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                               BALANCED PORTFOLIO

        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                  31, 2003         31, 2002         31, 2001         31, 2000         31, 1999
 Net asset value, beginning of period          $       11.27    $       12.34    $       13.98    $       15.27    $       12.71

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                  0.21             0.25             0.30             0.38             0.31
 Net gains and losses on securities
   (both realized and unrealized)                       1.34            (1.02)           (0.91)           (0.53)            2.47
                                               -------------    -------------    -------------    -------------    -------------

   Total from investment operations                     1.55            (0.77)           (0.61)           (0.15)            2.78

 LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                  (0.26)           (0.30)           (0.37)           (0.31)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                        (0.66)           (0.83)           (0.22)
 Distributions in excess of capital gains
                                               -------------    -------------    -------------    -------------    -------------


 Total distributions                                   (0.26)           (0.30)           (1.03)           (1.14)           (0.22)

Net asset value, end of period                 $       12.56    $       11.27    $       12.34    $       13.98    $       15.27
                                               =============    =============    =============    =============    =============

Total Return (A)                                       14.04%           (6.36%)          (4.29%)          (1.45%)          22.26%

Ratios to Average Net Assets:
 Expenses                                               0.89%            0.86%            0.86%            0.79%            0.97%
 Net investment income                                  1.86%            2.24%            2.55%            2.98%            2.49%

Portfolio Turnover Rate                                75.16%           84.81%          113.93%           74.92%          237.64%

Net Assets, At End of Period                   $  71,311,731    $  62,497,042    $  65,749,492    $  61,953,375    $  53,313,418

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTSAS OF DECEMBER 31, 2003

COMMON STOCK--56.91%

COMPANY                                                 SHARES    MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.90%
General Dynamics Corp.                                   3,075   $       277,949
Honeywell International, Inc.                           21,000           702,030
Lockheed Martin Corp.                                    7,280           374,192
                                                                 ---------------
                                                                       1,354,171
                                                                 ---------------

AIRLINES-0.26%
Southwest Airlines Co.                                  11,285           182,140
                                                                 ---------------

BANKING-3.54%
Bank of America Corp.                                    6,855           551,348
Citigroup, Inc.                                         23,486         1,140,010
HSBC Holdings, PLC                                      20,991           329,934
U.S. Bancorp                                            16,894           503,103
                                                                 ---------------
                                                                       2,524,395
                                                                 ---------------

BEVERAGES-1.66%
Anheuser-Busch Companies, Inc.                          13,835           728,828
PepsiCo, Inc.                                            9,715           452,913
                                                                 ---------------
                                                                       1,181,741
                                                                 ---------------

BROADCASTING-0.99%
British Sky Broadcasting Group, PLC+                    25,982           326,984
Comcast Corp.+                                           5,801           190,679
Liberty Media Corp.+                                    16,075           191,132
                                                                 ---------------
                                                                         708,795
                                                                 ---------------

COMPUTER EQUIPMENT & SERVICES-2.28%
Dell, Inc.+                                             16,405           557,114
International Business Machines Corp.                    8,615           798,438
Lexmark International, Inc.+                             3,445           270,915
                                                                 ---------------
                                                                       1,626,467
                                                                 ---------------

COMPUTER NETWORK-0.88%
Cisco Systems, Inc.+                                    25,880           628,625
                                                                 ---------------

COMPUTER SOFTWARE-1.96%
Microsoft Corp.                                         25,880           712,735
Oracle Corp.+                                           33,325           439,890
VERITAS Software Corp.+                                  6,630           246,371
                                                                 ---------------
                                                                       1,398,996
                                                                 ---------------

COSMETICS & PERSONAL CARE-0.45%
International Flavors & Fragrances, Inc.                 9,235           322,486
                                                                 ---------------

DIVERSIFIED OPERATIONS-2.64%
General Electric Co.                                    31,735           983,150
LVMH Moet Hennessy Louis Vuitton, SA                    12,335           897,742
                                                                 ---------------
                                                                       1,880,892
                                                                 ---------------

ELECTRONIC COMPONENTS-0.64%
Linear Technology Corp.                                  5,235           220,236
Maxim Integrated Products, Inc.                          4,790           238,542
                                                                 ---------------
                                                                         458,778
                                                                 ---------------

ELECTRONICS-0.49%
Samsung Electronics Company, Ltd., GDR                   1,835           347,287
                                                                 ---------------

ELECTRONICS - SEMICONDUCTORS-2.34%
Applied Materials, Inc.+                                13,865   $       311,269
Intel Corp.                                             16,170           520,674
Texas Instruments, Inc.                                 28,535           838,358
                                                                 ---------------
                                                                       1,670,301
                                                                 ---------------

ENTERTAINMENT & LEISURE-0.46%
Electronic Arts, Inc.+                                   6,910           330,160
                                                                 ---------------

ENVIRONMENTAL CONTROLS-1.15%
Waste Management, Inc.                                  27,795           822,732
                                                                 ---------------

FINANCIAL SERVICES-1.07%
American Express Co.                                     8,880           428,282
Goldman Sachs Group, Inc., The                           3,415           337,163
                                                                 ---------------
                                                                         765,445
                                                                 ---------------

GOVERNMENT AGENCY-1.40%
Freddie Mac                                             17,090           996,689
                                                                 ---------------

HEALTHCARE-0.22%
UnitedHealth Group, Inc.                                 2,720           158,250
                                                                 ---------------

HOUSEHOLD PRODUCTS-2.00%
Proctor & Gamble Co., The                                8,310           830,003
Reckitt Benckiser, PLC                                  26,370           596,700
                                                                 ---------------
                                                                       1,426,703
                                                                 ---------------

INSURANCE-2.38%
Aetna, Inc.                                              8,195           553,818
Berkshire Hathaway, Inc., Class B+                         263           740,345
Medco Health Solutions, Inc.+                           11,748           399,315
                                                                 ---------------
                                                                       1,693,478
                                                                 ---------------

INTERNET SERVICES-0.97%
Yahoo!, Inc.+                                           15,310           691,553
                                                                 ---------------

LODGING-3.20%
Fairmont Hotels & Resorts, Inc.                          7,081           192,178
Marriott International, Inc.                            24,915         1,151,073
Starwood Hotels & Resorts Worldwide, Inc.               26,140           940,256
                                                                 ---------------
                                                                       2,283,507
                                                                 ---------------

MANUFACTURING-4.02%
3M Co.                                                  13,310         1,131,749
Tyco International, Ltd.                                65,345         1,731,636
                                                                 ---------------
                                                                       2,863,385
                                                                 ---------------

MEDICAL - BIOTECHNOLOGY-0.51%
Neurocrine Biosciences, Inc.+                            6,730           367,054
                                                                 ---------------

MEDICAL PRODUCTS-0.66%
Medtronic, Inc.                                          9,665           469,816
                                                                 ---------------

MINING & METALS - FERROUS & NONFERROUS-0.42%
Potash Corporation of Saskatchewan                       3,470           300,086
                                                                 ---------------

                       See notes to financial statements.

COMPANY                                                 SHARES    MARKET VALUE
--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING-0.93%
Bayerische Motoren Werke (BMW), AG                       5,011   $       233,547
Honda Motor Company, Ltd.                                9,600           426,388
                                                                 ---------------
                                                                         659,935
                                                                 ---------------

MULTIMEDIA-4.15%
Fox Entertainment Group, Inc.+                           8,120           236,698
Gannett Company, Inc.                                   10,235           912,553
Time Warner, Inc.+                                      75,905         1,365,531
Viacom, Inc., Class B                                    9,938           441,048
                                                                 ---------------
                                                                       2,955,830
                                                                 ---------------

OIL & GAS - INTEGRATED-2.06%
El Paso Corp.                                           31,500           257,985
Exxon Mobil Corp.                                       19,725           808,725
Total, SA                                                2,161           401,780
                                                                 ---------------
                                                                       1,468,490
                                                                 ---------------

OIL & GAS PRODUCERS-0.35%
Apache Corp.                                             3,091           250,680
                                                                 ---------------

PHARMACEUTICAL-3.96%
Barr Laboratories, Inc.+                                 6,370           490,172
Caremark Rx, Inc.+                                      12,880           326,250
Novartis, AG                                             3,504           159,080
Pfizer, Inc.                                            22,195           784,149
Roche Holding, AG                                       10,517         1,060,799
                                                                 ---------------
                                                                       2,820,450
                                                                 ---------------

PUBLISHING & PRINTING-0.49%
Dow Jones & Company, Inc.                                6,990           348,452
                                                                 ---------------

RAILROAD-0.43%
Burlington Northern Sante Fe Corp.                       9,500           307,325
                                                                 ---------------

RETAIL - INTERNET-0.92%
Amazon.com, Inc.+                                        7,095           373,481
eBay, Inc.+                                              4,425           285,811
                                                                 ---------------
                                                                         659,292
                                                                 ---------------

RETAIL STORES-2.23%
Best Buy Company, Inc.                                   6,945           362,807
J.C. Penney Company, Inc.                               17,145           450,571
Target Corp.                                             5,585           214,464
Wal-Mart Stores, Inc.                                   10,605           562,595
                                                                 ---------------
                                                                       1,590,437
                                                                 ---------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.65%
Nokia Oyj, ADR                                          27,145           461,465
                                                                 ---------------

TEXTILES & APPAREL- 0.41%
Mohawk Industries, Inc.+                                 4,140           292,036
                                                                 ---------------

TOYS-0.30%
Mattel, Inc.                                            10,915   $       210,332
                                                                 ---------------

TRANSPORTATION-1.54%
Canadian National Railway Co.                            9,565           605,273
FedEx Corp.                                              7,345           495,788
                                                                 ---------------
                                                                       1,101,061
                                                                 ---------------

TOTAL COMMON STOCK
  (Cost $34,592,888)                                                  40,579,717
                                                                 ---------------

   CORPORATE BONDS--24.04%

                                               PRINCIPAL VALUE
                                               ---------------
AEROSPACE & DEFENSE-1.11%
Honeywell International, Inc.,
  5.125%, due 11/01/06                         $       215,000           230,132
Honeywell International, Inc.,
  6.125%, due 11/01/11                                 209,000           229,818
Lockheed Martin Corp., 8.200%, due 12/01/09            105,000           127,507
Lockheed Martin Corp., 7.650%, due 05/01/16            170,000           206,536
                                                                 ---------------
                                                                         793,993
                                                                 ---------------

AUTOMOTIVE PARTS & EQUIPMENT-1.32%
Dana Corp., 9.000%, due 08/15/11                        57,000            68,685
Delphi Automotive Systems Corp.,
  6.125%, due 05/01/04                                 154,000           156,251
Delphi Automotive Systems Corp.,
  6.550%, due 06/15/06                                  95,000           101,939
Lear Corp., Series B, 7.960%, due 05/15/05             320,000           342,400
Tenneco Automotive, Inc., Series B,
  11.625%, due 10/15/09                                251,000           271,080
                                                                 ---------------
                                                                         940,355
                                                                 ---------------

BANKING-0.67%
Citigroup, Inc., 7.250%, due 10/01/10                   95,000           110,728
Citigroup, Inc., 6.625%, due 06/15/32                  121,000           131,078
Credit Suisse First Boston USA, Inc.,
  3.875%, due 01/15/09                                 170,000           169,797
U.S. Bancorp, 5.700%, due 12/15/08                      60,000            65,267
                                                                 ---------------
                                                                         476,870
                                                                 ---------------

BEVERAGES-3.12%
Anheuser-Busch Companies, Inc.,
  5.650%, due 09/15/08                                 155,000           168,247
Anheuser-Busch Companies, Inc.,
  5.375%, due 09/15/08                                 500,000           537,971
Anheuser-Busch Companies, Inc.,
  5.750%, due 04/01/10                                  80,000            86,689
Anheuser-Busch Companies, Inc.,
  6.000%, due 04/15/11                                 139,000           154,626
Anheuser-Busch Companies, Inc.,
  7.550%, due 10/01/30                                  60,000            74,075
Anheuser-Busch Companies, Inc.,
  6.830%, due 01/15/31                                  75,000            85,621

                       See notes to financial statements.

COMPANY                                              PRINCIPAL VALUE    MARKET VALUE
--------------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.,
  6.800%, due 08/20/32                               $        65,000   $        74,122
Coca-Cola Enterprises, Inc.,
  5.375%, due 08/15/06                                       265,000           284,506
Coca-Cola Enterprises, Inc., 4.375%, due 09/15/09            154,000           158,166
Coca-Cola Enterprises, Inc., 7.125%, due 09/30/09            124,000           144,376
Coca-Cola Enterprises, Inc., 6.125%, due 08/15/11             92,000           101,742
Miller Brewing Co., Series 144A,
  4.250%, due 08/15/08 ++*                                   130,000           131,733
Miller Brewing Co., Series 144A,
  5.500%, due 08/15/13 ++*                                   150,000           153,246
Pepsi Bottling Holdings, Inc., Series 144A,
  5.625%, due 02/17/09 ++*                                    65,000            70,581
                                                                       ---------------
                                                                             2,225,701
                                                                       ---------------

BROADCASTING-2.22%
British Sky Broadcasting Group, PLC,
  6.875%, due 02/23/09                                       198,000           222,253
Clear Channel Communications, Inc.,
  4.625%, due 01/15/08                                        96,000            99,020
Comcast Cable Communications, Inc.,
  6.375%, due 01/30/06                                        13,000            13,995
Comcast Cable Communications, Inc.,
  6.750%, due 01/30/11                                       236,000           262,652
Comcast Cable Communications, Inc.,
  7.125%, due 06/15/13                                        59,000            67,184
Comcast Corp., 6.500%, due 01/15/15                           34,000            36,891
Comcast Corp., 7.050%, due 03/15/33                          125,000           135,977
Cox Communications, Inc., 7.500%, due 08/15/04               170,000           175,684
Cox Communications, Inc., 7.125%, due 10/01/12                32,000            36,909
EchoStar DBS Corp., Series 144A,
  5.750%, due 10/01/08 ++*                                   173,000           174,946
EchoStar DBS Corp., 9.375%, due 02/01/09                     164,000           172,405
TCI Communications, Inc., 6.875%, due 02/15/06               112,000           121,603
TCI Communications, Inc., 7.875%, due 08/01/13                52,000            61,552
                                                                       ---------------
                                                                             1,581,071
                                                                       ---------------

CHEMICALS-0.05%
Nalco Co., Series 144A, 7.750%, due 11/15/11 ++*              35,000            37,450
                                                                       ---------------

COMPUTER EQUIPMENT & SERVICES-0.53%
Apple Computer, Inc., 6.500%, due 02/15/04                   230,000           231,150
Hewlett-Packard Co., 3.625%, due 03/15/08                    149,000           149,253
                                                                       ---------------
                                                                               380,403
                                                                       ---------------

COMPUTER INFORMATION & TECHNOLOGY-0.12%
Sun Microsystems, Inc., 7.350%, due 08/15/04                  80,000            82,613
                                                                       ---------------

COSMETICS & PERSONAL CARE-0.50%
International Flavors & Fragrances, Inc.,
  6.450%, due 05/15/06                                       330,000           358,403
                                                                       ---------------

ELECTRONICS-0.31%
Harman International Industries, Inc.,
  7.125%, due 02/15/07                               $       200,000   $       220,790
                                                                       ---------------

ENVIRONMENTAL CONTROLS-0.20 %
Allied Waste North America, Inc., Series B,
  10.000%, due 08/01/09                                       99,000           106,920
Waste Management, Inc., 7.000%, due 10/01/04                  33,000            34,151
                                                                       ---------------
                                                                               141,071
                                                                       ---------------

FINANCIAL SERVICES-3.49%
American Express Co., 4.875%, due 07/15/13                   125,000           125,264
Charles Schwab Corp., The,
  8.050%, due 03/01/10                                       200,000           232,487
Deutsche Telekom International Finance, BV,
  3.875%, due 07/22/08                                       156,000           156,514
Ford Motor Credit Co., 7.000%, due 10/01/13                  170,000           179,295
Gemstone Investors, Ltd., Series 144A,
  7.710%, due 10/31/04 ++*                                    90,000            90,900
General Electric Capital Corp.,
  5.375%, due 04/23/04                                        60,000            60,746
General Electric Capital Corp.,
  4.250%, due 01/28/05                                       206,000           211,795
General Electric Capital Corp.,
  2.850%, due 01/30/06                                       150,000           152,145
General Electric Capital Corp.,
  5.350%, due 03/30/06                                       308,000           328,588
General Electric Capital Corp.,
  6.750%, due 03/15/32                                       182,000           201,496
General Motors Acceptance Corp.,
  5.360%, due 07/27/04                                       120,000           122,394
General Motors Acceptance Corp.,
  5.250%, due 05/16/05                                       166,000           171,997
Salomon Smith Barney Holdings, Inc.,
  6.500%, due 02/15/08                                        82,000            91,209
Verizon Global Funding Corp.,
  6.125%, due 06/15/07                                       162,000           177,284
Verizon Global Funding Corp.,
  4.000%, due 01/15/08                                       184,000           187,459
                                                                       ---------------
                                                                             2,489,573
                                                                       ---------------

FOOD PRODUCTS-0.79%
Dean Foods Co., 6.750%, due 06/15/05                          37,000            38,665
Dean Foods Co., 6.625%, due 05/15/09                         133,000           139,650
Dean Foods Co., 6.900%, due 10/15/17                          27,000            27,945
General Mills, Inc., 5.125%, due 02/15/07                    150,000           159,339
Kellogg Co., 2.875%, due 06/01/08                             87,000            84,004
Kellogg Co., Series B, 7.450%, due 04/01/31                   96,000           113,385
                                                                       ---------------
                                                                               562,988
                                                                       ---------------

HEALTHCARE-0.08%
UnitedHealth Group, Inc., 5.200%, due 01/17/07                50,000            53,504

                       See notes to financial statements.

COMPANY                                              PRINCIPAL VALUE    MARKET VALUE
--------------------------------------------------------------------------------------
INSURANCE-1.06%
American General Finance Corp., Series F,
  5.875%, due 07/14/06                               $       155,000   $       167,265
American International Group, Inc.,
  SunAmerica Global Financing IX,
  Series 144A, 5.100%, due 01/17/07 ++*                      130,000           137,867
Berkshire Hathaway, Inc., Series 144A,
  3.375%, due 10/15/08 ++*                                   195,000           193,561
Marsh & McLennan Companies, Inc.,
  5.375%, due 03/15/07                                       105,000           112,318
Medco Health Solutions, Inc.,
  7.250%, due 08/15/13                                       133,000           145,096
                                                                       ---------------
                                                                               756,107
                                                                       ---------------

LODGING-0.16%
John Q. Hammons Hotels, Inc.,
  8.875%, due 05/15/12                                       104,000           114,660
                                                                       ---------------

MACHINERY-0.11%
Black & Decker Corp., The,
  7.125%, due 06/01/11                                        67,000            77,345
                                                                       ---------------

MANUFACTURING-1.50%
SPX Corp., 7.500%, due 01/01/13                              151,000           164,213
Tyco International Group, SA, Series 144A,
  6.000%, due 11/15/13 ++*                                   170,000           175,100
Tyco International Group, SA,
  5.875%, due 11/01/04                                       147,000           151,043
Tyco International Group, SA,
  6.375%, due 02/15/06                                       366,000           389,790
Tyco International Group, SA,
  6.375%, due 10/15/11                                       178,000           190,238
                                                                       ---------------
                                                                             1,070,384
                                                                       ---------------

MULTIMEDIA-2.13%
Time Warner, Inc., 5.625%, due 05/01/05                      263,000           275,307
Time Warner, Inc., 6.150%, due 05/01/07                      229,000           249,160
Time Warner, Inc., 9.150%, due 02/01/23                      290,000           370,475
Time Warner, Inc., 7.700%, due 05/01/32                      187,000           218,249
Viacom, Inc., 7.750%, due 06/01/05                           155,000           167,597
Walt Disney Co., 4.875%, due 07/02/04                        231,000           235,007
                                                                       ---------------
                                                                             1,515,795
                                                                       ---------------

OIL & GAS - DISTRIBUTION & MARKETING-0.12%
Burlington Resources, Inc.,
  7.200%, due 08/15/31                                        77,000            88,691
                                                                       ---------------

OIL & GAS - INTEGRATED-0.80%
Conoco, Inc., 6.950%, due 04/15/29                            78,000            88,455
El Paso CGP Co., 6.200%, due 05/15/04                         99,000            99,495
El Paso Corp., 7.000%, due 05/15/11                          306,000           282,285
Sonat, Inc., 6.875%, due 06/01/05                            100,000            98,500
                                                                       ---------------
                                                                               568,735
                                                                       ---------------

OIL & GAS SERVICES & EQUIPMENT-0.15%
Hanover Equipment Trust, Series A,
  8.500%, due 09/01/08                               $        98,000   $       103,880
                                                                       ---------------

PACKAGING & CONTAINERS-0.90%

Ball Corp., 6.875%, due 12/15/12                             225,000           235,125
Owens-Illinois, Inc., 7.150%, due 05/15/05                   158,000           163,333
Sealed Air Corp., Series 144A,
  5.625%, due 07/15/13 ++*                                   185,000           189,309
Sealed Air Corp., Series 144A,
  6.875%, due 07/15/33 ++*                                    50,000            52,925
                                                                       ---------------
                                                                               640,692
                                                                       ---------------

RETAIL STORES-0.66%
Fred Meyer, Inc., 7.450%, due 03/01/08                        43,000            48,974
Target Corp., 5.500%, due 04/01/07                            70,000            75,603
Wal-Mart Stores, Inc., 5.450%, due 08/01/06                  160,000           172,256
Wal-Mart Stores, Inc., 6.875%, due 08/10/09                  150,000           172,807
                                                                       ---------------
                                                                               469,640
                                                                       ---------------

SHIPBUILDING-0.25%
Ship Finance International, Ltd.,
  Series 144A, 8.500%, due 12/15/13 ++*                      183,000           181,170
                                                                       ---------------

TELECOMMUNICATIONS - INTEGRATED-0.11%
Verizon Maryland, Inc., 5.125%, due 06/15/33                  92,000            79,329
                                                                       ---------------

TELECOMMUNICATIONS - WIRELESS-0.38%
AT&T Wireless Services, Inc.,
  7.350%, due 03/01/06                                        67,000            73,266
AT&T Wireless Services, Inc.,
  7.500%, due 05/01/07                                        76,000            85,198
Nextel Communications, Inc.,
  7.375%, due 08/01/15                                       101,000           108,575
                                                                       ---------------
                                                                               267,039
                                                                       ---------------

TEXTILES & APPAREL-0.06%
Mohawk Industries, Inc., 7.200%, due 04/15/12                 40,000            45,435
                                                                       ---------------


UTILITIES - ELECTRIC & GAS-1.14%
American Electric Power Co.,
  5.375%, due 03/15/10                                        33,000            34,576
CMS Energy Corp., 9.875%, due 10/15/07                       132,000           147,180
CMS Energy Corp., 7.500%, due 01/15/09                        99,000           101,970
Dominion Resources, Inc.,
  2.800%, due 02/15/05                                        79,000            79,814
Dominion Resources, Inc.,
  4.125%, due 02/15/08                                        51,000            51,964
Illinois Power Co., 11.500%, due 12/15/10                    136,000           163,200
MidAmerican Energy Holdings Co.,
  3.500%, due 05/15/08                                       241,000           236,933
                                                                       ---------------
                                                                               815,637
                                                                       ---------------

TOTAL CORPORATE BONDS
  (Cost $16,353,195)                                                        17,139,324
                                                                       ---------------

                       See notes to financial statements.

CONVERTIBLE BONDS--0.32%

COMPANY                                              PRINCIPAL VALUE    MARKET VALUE
--------------------------------------------------------------------------------------
RETAIL INTERNET-032.%
Amazon.com, Inc., 4.750%, due 02/01/09               $       228,000   $       230,565
                                                                       ---------------
TOTAL CONVERTIBLE BONDS
  (Cost $218,327)                                                              230,565
                                                                       ---------------
 GOVERNMENT & AGENCY
       OBLIGATIONS--15.77%

GOVERNMENT AGENCY-6.63%
Fannie Mae, 1.875%, due 12/15/04                             504,000           506,615
Fannie Mae, 2.125%, due 04/15/06                             565,000           564,777
Fannie Mae, 5.500%, due 05/02/06                             325,000           347,681
Fannie Mae, 4.750%, due 01/02/07                             143,000           150,619
Fannie Mae, 5.000%, due 01/15/07                             300,000           320,237
Fannie Mae, 2.500%, due 06/15/08                              80,000            77,304
Fannie Mae, 5.250%, due 01/15/09                             124,000           133,454
Fannie Mae, 6.250%, due 02/01/11                             228,000           252,044
Fannie Mae, 5.375%, due 11/15/11                             342,000           364,286
Freddie Mac, 1.875%, due 01/15/05                            603,000           606,141
Freddie Mac, 4.250%, due 06/15/05                            330,000           342,540
Freddie Mac, 2.375%, due 04/15/06                            486,000           487,917
Freddie Mac, 5.750%, due 04/15/08                             87,000            95,525
Freddie Mac, 5.750%, due 03/15/09                             36,000            39,580
Freddie Mac, 7.000%, due 03/15/10                            100,000           116,691
Freddie Mac, 5.875%, due 03/21/11                            250,000           270,981
Freddie Mac, 6.250%, due 07/15/32                             50,000            54,376
                                                                       ---------------
                                                                             4,730,768
                                                                       ---------------

U.S. TREASURY BILLS, BONDS, AND NOTES-9.14%
U.S. Treasury Note, 6.500%, due 05/15/05             $       160,000   $       171,000
U.S. Treasury Note, 4.625%, due 05/15/06                     323,000           342,330
U.S. Treasury Note, 3.500%, due 11/15/06                     349,000           360,738
U.S. Treasury Note, 2.625%, due 05/15/08                     814,000           801,758
U.S. Treasury Note, 5.625%, due 05/15/08                     341,000           377,737
U.S. Treasury Note, 3.375%, due 12/15/08                     500,000           503,399
U.S. Treasury Note, 6.000%, due 08/15/09                      64,000            72,492
U.S. Treasury Note, 5.750%, due 08/15/10                     143,000           160,339
U.S. Treasury Note, 5.000%, due 08/15/11                     467,000           499,763
U.S. Treasury Note, 4.250%, due 08/15/13                     150,000           150,188
U.S. Treasury Note, 4.250%, due 11/15/13                     501,000           500,452
U.S. Treasury Bond, 7.250%, due 05/15/16                     415,000           517,696
U.S. Treasury Bond, 8.125%, due 08/15/19                     134,000           181,005
U.S. Treasury Bond, 7.875%, due 02/15/21                     263,000           349,924
U.S. Treasury Bond, 7.250%, due 08/15/22                     230,000           290,276
U.S. Treasury Bond, 6.250%, due 08/15/23                     452,000           515,192
U.S. Treasury Bond, 6.000%, due 02/15/26                     279,000           309,396
U.S. Treasury Bond, 5.250%, due 02/15/29                     147,000           148,298
U.S. Treasury Bond, 6.250%, due 05/15/30                     186,000           214,641
U.S. Treasury Bond, 5.375%, due 02/15/31                      50,000            52,143
                                                                       ---------------
                                                                             6,518,767
                                                                       ---------------

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $11,052,796)                                                        11,249,535
                                                                       ---------------

TOTAL INVESTMENTS
  (Cost $62,217,206)                                           97.04%       69,199,141
Other assets, less liabilities                                  2.96         2,112,590
                                                     ---------------   ---------------

TOTAL NET ASSETS                                              100.00%  $    71,311,731
                                                     ===============   ===============


+    Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note H).

*    Illiquid security (see Note H).

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company
                                (Since 08/28/97)

                        INVESTMENT OBJECTIVE AND STRATEGY
    Seeks the highest possible current income consistent with preservation of capital and liquidity by primarily investing in short-term money market instruments.

                            NET ASSETS AS OF 12/31/03
                                   $57,984,427

[CHART]

Short-Term Investments     100.00%

                               NUMBER OF HOLDINGS

                                       24

                               PERCENT OF
PORTFOLIO QUALITY             PORTFOLIO++
------------------------------------------
AAA                           100.00%
7 Day Effective yield           0.47%
Dollar Weighted
  Average Maturity                55 days

              ++ Represents market value of investments plus cash.

                          AVERAGE ANNUAL TOTAL RETURNS

                         MONEY
                        MARKET
1 YEAR                   0.59%
5 YEAR                   3.19%
10 YEAR                  3.86%
INCEPTION                4.50%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Commencement of operations August 1, 1995. Past performance is not indicative of future results.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

MARKET ENVIRONMENT

   The reporting period began with an unsettled market environment that was characterized by geopolitical concerns, high jobless claims, mixed economic news, and volatile energy prices. By the end of the period on December 31, 2003, economic conditions appeared to be significantly improved, jobless claims were down, but energy prices were still high.

   A key event for the marketplace was the Federal Reserve Board's late June decision to cut short-term interest rates by 25 basis points (0.25%). The quarter of a percent reduction was less than the 50 basis points (0.50%) that some investment professionals had anticipated. The Fed made no other adjustment to short-term interest rates for the remainder of 2003 and indicated that it wouldn't make any further changes "for a considerable period."

   FUND POSITIONING

   On December 31, 2002, when there was significant volatility in interest rate expectations, the Money Market Portfolio's weighted average maturity was 33 days. With the easing of both geopolitical tensions and the reduction in the Fed funds rate, we extended our average maturity. By December 31, 2003, the weighted average for the Portfolio was 55 days.

   CONTINUED SHORT SUPPLY OF COMMERCIAL PAPER

   In the first half of 2003, the precarious nature of the economy caused companies to pull back spending which reduced their need for short-term financing. Despite growing economic strength in the second half of 2003, the supply of commercial paper continued to be constrained by cautious corporate spending. Businesses also took advantage of the low interest rate environment by issuing longer-term debt in place of commercial paper. On December 31, 2003, approximately 58% of the Portfolio was invested in commercial paper with the balance of the Portfolio invested in government paper.

   COMMITMENT TO QUALITY

   Regardless of market or economic conditions, we intend to maintain the Portfolio's high quality as we focus on the Portfolio's objectives of income, capital preservation, and liquidity.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FINANCIAL HIGHLIGHTS (A)

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DECEMBER          DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                              31, 2003          31, 2002          31, 2001          31, 2000          31, 1999
Net asset value, beginning of period       $        10.81    $        10.98    $        10.92    $        10.85    $        10.37

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.06              0.14              0.36              0.64              0.44
Net gains and losses on securities
  (both realized and unrealized)                                                         0.04             (0.03)             0.04
                                           --------------    --------------    --------------    --------------    --------------
  Total from investment operations                   0.06              0.14              0.40              0.61              0.48

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                (0.13)            (0.31)            (0.34)            (0.54)
Dividends in excess of net
  investment income
Distributions from capital gains
Distributions in excess of capital gains
                                           --------------    --------------    --------------    --------------    --------------
Total distributions                                 (0.13)            (0.31)            (0.34)            (0.54)             0.00

Net asset value, end of period             $        10.74    $        10.81    $        10.98    $        10.92    $        10.85
                                           ==============    ==============    ==============    ==============    ==============

Total Return (B)                                     0.59%             1.22%             3.77%             5.90%             4.57%

Ratios to Average Net Assets:
  Expenses                                           0.58%             0.57%             0.59%             0.57%             0.60%
  Net investment income                              0.60%             1.27%             3.32%             5.74%             4.46%

Portfolio Turnover Rate (C)                           N/A               N/A               N/A               N/A               N/A

Net Assets, At End of Period               $   57,984,427    $   73,809,628    $   65,665,740    $   30,304,739    $   36,381,953

(A) Per share information is based on average shares outstanding.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

                       See notes to financial statements.

                  MONEY MARKET PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2003

COMPANY                                                                  PRINCIPAL VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS--100.05%

AGRICULTURAL OPERATIONS-8.26%
Archer-Daniels-Midland Co.,
  1.110%, due 03/02/04                                                   $     2,400,000   $     2,395,615
Cargill, Inc., 1.070%, due 03/31/04                                            2,400,000         2,393,508
                                                                                           ---------------
                                                                                                 4,789,123
                                                                                           ---------------
BANKING-6.67%
Bank of America Corp.,
1.100%, due 03/15/04                                                           2,473,000         2,467,515
Citicorp, Inc., 1.080%, due 01/12/04                                           1,400,000         1,399,538
                                                                                           ---------------
                                                                                                 3,867,053
                                                                                           ---------------
BEVERAGES-4.10%
Coca Cola Co., The, 1.030%, due 03/05/04                                       2,383,000         2,378,432
                                                                                           ---------------

CHEMICALS-4.05%
E.I. du Pont Nemours and Co.,
  1.050%, due 03/02/04                                                         2,355,000         2,350,697
                                                                                           ---------------

ELECTRICAL EQUIPMENT-4.11%
Florida Power & Light Co.,
  1.050%, due 02/27/04                                                         2,387,000         2,383,032
                                                                                           ---------------

FINANCIAL SERVICES-20.77%
General Electric Capital Corp.,
  1.120%, due 04/06/04                                                         2,510,000         2,502,751
Goldman Sachs Group, Inc.,
  1.150%, due 05/17/04                                                         2,400,000         2,389,963
MetLife Funding, Inc., 1.120%, due 03/04/04                                    2,400,000         2,395,471
Morgan Stanley Dean Witter & Co.,
  1.080%, due 01/21/04                                                         2,370,000         2,368,578
Verizon Network Funding,
  1.020%, due 01/20/04                                                         2,385,000         2,383,716
                                                                                           ---------------
                                                                                                12,040,479
                                                                                           ---------------
GOVERNMENT AGENCY-42.13%
Fannie Mae, 0.800%, due 01/02/04                                         $    10,106,000   $    10,105,775
Federal Agricultural Mortgage Corp.,
  1.055%, due 01/06/04                                                         3,000,000         2,999,565
Federal Agricultural Mortgage Corp.,
  1.090%, due 02/26/04                                                         3,000,000         2,994,968
Federal Home Loan Bank,
  1.105%, due 04/12/04                                                         1,100,000         1,097,038
Federal Home Loan Bank,
  1.060%, due 04/28/04                                                         3,000,000         2,990,640
Federal Home Loan Bank,
  1.095%, due 06/18/04                                                         1,000,000           995,147
Freddie Mac, 1.275%, due 02/26/04                                              1,000,000           998,018
Freddie Mac, 1.085%, due 03/22/04                                              1,255,000         1,252,211
Freddie Mac, 1.140%, due 04/22/04                                              1,000,000           996,886
                                                                                           ---------------
                                                                                                24,430,248
                                                                                           ---------------
MACHINERY-4.13%
Caterpillar, Inc., 1.090%, due 03/22/04                                        2,400,000         2,394,166
                                                                                           ---------------

OIL & GAS - DISTRIBUTION & MARKETING-4.11%
Equitable Resources, Inc.,
  1.040%, due 01/13/04                                                         2,384,000         2,383,174
                                                                                           ---------------

TELECOMMUNICATIONS - INTEGRATED-1.72%
Bellsouth Corp., 1.010%, due 01/09/04                                          1,000,000           999,776
                                                                                           ---------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $58,012,853)                                                                            58,016,180
                                                                                           ---------------

TOTAL INVESTMENTS
  (Cost $58,012,853)                                                              100.05%       58,016,180
Other assets, less liabilities                                                     (0.05)          (31,753)
                                                                         ---------------   ---------------

TOTAL NET ASSETS                                                                  100.00%  $    57,984,427
                                                                         ===============   ===============

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

                                                                                SMALL           MID-CAP
                                                               GROWTH          COMPANY          GROWTH
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                      $   32,890,368   $   60,659,909   $   20,064,307
                                                          ==============   ==============   ==============

Investments, at market value* (Notes B and C)             $   39,734,776   $   70,017,606   $   24,575,838
Cash*                                                          1,841,802        3,313,627          263,598
Foreign currency (Cost $16,831 and $132,966,
  respectively)
Accrued investment income, net of foreign taxes                    9,953           12,738            9,652
Receivable for portfolio securities sold                         205,166          211,117          285,399
Receivable for foreign currency contracts
Receivable for daily variation
  on futures contracts
                                                          --------------   --------------   --------------
    TOTAL ASSETS                                              41,791,697       73,555,088       25,134,487

LIABILITIES

Amounts owed to banks
Collateral on securities loaned, at value
Payable for portfolio securities purchased                       423,325          967,534          263,271
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                         27,746           48,584           19,877
Accrued custody fees                                               2,989            1,920            1,088
Accrued expenses                                                   6,668           22,697            6,072
                                                          --------------   --------------   --------------
    TOTAL LIABILITIES                                            460,728        1,040,735          290,308

NET ASSETS                                                $   41,330,969   $   72,514,353   $   24,844,179
                                                          ==============   ==============   ==============

NET ASSETS CONSIST OF:

Par value                                                 $       33,128   $       52,851   $       28,296
Capital paid in                                               68,836,593       88,580,973       24,721,291
Undistributed net investment income (loss)
Accumulated net realized gain (loss)                         (34,383,160)     (25,477,168)      (4,416,939)
Net unrealized gain (loss) on investments                      6,844,408        9,357,697        4,511,531
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency
                                                          --------------   --------------   --------------

NET ASSETS                                                $   41,330,969   $   72,514,353   $   24,844,179
                                                          --------------   --------------   --------------
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000 shares authorized)           3,312,773        5,285,044        2,829,552
                                                          ==============   ==============   ==============
Net asset value, offering & redemption
  price per share                                         $        12.48   $        13.72   $         8.78
                                                          ==============   ==============   ==============

                                                             STRATEGIC         MID-CAP          CAPITAL
                                                               GROWTH           VALUE           GROWTH
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                      $   73,900,467   $   32,012,507   $  169,963,643
                                                          ==============   ==============   ==============

Investments, at market value* (Notes B and C)             $   88,977,801   $   39,394,798   $  188,030,859
Cash*                                                            678,228          937,630        2,235,158
Foreign currency (Cost $16,831 and $132,966,
  respectively)
Accrued investment income, net of foreign taxes                   89,765           33,622           71,724
Receivable for portfolio securities sold                         313,143           46,088
Receivable for foreign currency contracts                                             335
Receivable for daily variation
  on futures contracts
                                                          --------------   --------------   --------------
    TOTAL ASSETS                                              90,058,937       40,412,473      190,337,741

LIABILITIES

Amounts owed to banks
Collateral on securities loaned, at value
Payable for portfolio securities purchased                       334,374          347,134
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                         63,000           36,727          139,338
Accrued custody fees                                               1,595            2,155              466
Accrued expenses                                                   9,103            6,492           12,869
                                                          --------------   --------------   --------------
    TOTAL LIABILITIES                                            408,072          392,508          152,673

NET ASSETS                                                $   89,650,865   $   40,019,965   $  190,185,068
                                                          ==============   ==============   ==============

NET ASSETS CONSIST OF:

Par value                                                 $       69,739   $       32,633   $       96,778
Capital paid in                                              155,647,198       32,968,596      235,376,953
Undistributed net investment income (loss)                                           (335)
Accumulated net realized gain (loss)                         (81,144,009)        (364,059)     (63,355,879)
Net unrealized gain (loss) on investments                     15,077,334        7,382,291       18,067,216
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                         603              839
                                                          --------------   --------------   --------------

NET ASSETS                                                $   89,650,865   $   40,019,965   $  190,185,068
                                                          --------------   --------------   --------------
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000 shares authorized)           6,973,933        3,263,249        9,677,775
                                                          ==============   ==============   ==============
Net asset value, offering & redemption
  price per share                                         $        12.86   $        12.26   $        19.65
                                                          ==============   ==============   ==============

* For the S&P 500 Index Portfolio, investments at market value include $6,592,332 of securities loaned and cash includes $4,589,087 pledged to cover collateral requirements for futures contracts. (Note B)

                       See notes to financial statements.

                                                                                                INTER-
                                                             SMALL-CAP                         NATIONAL          S&P 500
                                                               VALUE            VALUE           EQUITY            INDEX
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                      $   35,755,412   $   68,060,257   $   25,959,321   $  246,850,668
                                                          ==============   ==============   ==============   ==============

Investments, at market value* (Notes B and C)             $   43,792,780   $   80,554,471   $   33,013,312   $  215,411,653
Cash*                                                          1,179,998        1,008,054           26,577        5,698,561
Foreign currency (Cost $16,831 and $132,966,
  respectively)
Accrued investment income, net of foreign taxes                   35,344          139,327           45,224          300,443
Receivable for portfolio securities sold                         173,089        2,246,473        2,779,340
Receivable for foreign currency contracts                                                              408
Receivable for daily variation
  on futures contracts                                                                                               15,950
                                                          --------------   --------------   --------------   --------------
    TOTAL ASSETS                                              45,181,211       83,948,325       35,864,861      221,426,607

LIABILITIES

Amounts owed to banks
Collateral on securities loaned, at value                                                                         6,805,781
Payable for portfolio securities purchased                       138,753          970,973        2,631,906
Payable for foreign currency contracts                                                                  52
Accrued investment advisory fees (Note E)                         52,799           54,616           28,866           45,087
Accrued custody fees                                                 632              259            8,560
Accrued expenses                                                   6,681            8,140            6,851            7,515
                                                          --------------   --------------   --------------   --------------
    TOTAL LIABILITIES                                            198,865        1,033,988        2,676,235        6,858,383

NET ASSETS                                                $   44,982,346   $   82,914,337   $   33,188,626   $  214,568,224
                                                          ==============   ==============   ==============   ==============

NET ASSETS CONSIST OF:

Par value                                                 $       34,382   $       42,889   $       37,741   $      276,692
Capital paid in                                               36,069,948       76,197,442       46,724,972      258,598,908
Undistributed net investment income (loss)                                        776,305           93,819        2,713,997
Accumulated net realized gain (loss)                             840,648       (6,596,513)     (20,726,636)     (15,796,853)
Net unrealized gain (loss) on investments                      8,037,368       12,494,214        7,053,991      (31,439,015)
Net unrealized gain on future contracts                                                                             214,495
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                                                         4,739
                                                          --------------   --------------   --------------   --------------

NET ASSETS                                                $   44,982,346   $   82,914,337   $   33,188,626   $  214,568,224
                                                          --------------   --------------   --------------   --------------
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000 shares authorized)           3,438,158        4,288,877        3,774,071       27,669,169
                                                          ==============   ==============   ==============   ==============
Net asset value, offering & redemption
  price per share                                         $        13.08   $        19.33   $         8.79   $         7.76
                                                          ==============   ==============   ==============   ==============

                                                               WORLD            HIGH
                                                              GROWTH            YIELD                             MONEY
                                                               STOCK            BOND           BALANCED          MARKET
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                      $   95,226,585   $   20,103,602   $   62,217,206   $   58,012,853
                                                          ==============   ==============   ==============   ==============

Investments, at market value* (Notes B and C)             $  111,953,150   $   20,977,304   $   69,199,141   $   58,016,180
Cash*                                                          2,987,923            3,757        1,679,128
Foreign currency (Cost $16,831 and $132,966,
  respectively)                                                                    17,094          137,398
Accrued investment income, net of foreign taxes                  227,711          414,979          447,824                3
Receivable for portfolio securities sold                           9,502          569,691          111,428       10,121,000
Receivable for foreign currency contracts
Receivable for daily variation
  on futures contracts
                                                          --------------   --------------   --------------   --------------
    TOTAL ASSETS                                             115,178,286       21,982,825       71,574,919       68,137,183

LIABILITIES

Amounts owed to banks                                                                                                15,321
Collateral on securities loaned, at value
Payable for portfolio securities purchased                         9,698          520,228          203,910       10,105,551
Payable for foreign currency contracts                                             13,941
Accrued investment advisory fees (Note E)                         75,291           14,472           47,512           26,819
Accrued custody fees                                               5,040            1,721            2,145              312
Accrued expenses                                                  26,304            8,788            9,621            4,753
                                                          --------------   --------------   --------------   --------------
    TOTAL LIABILITIES                                            116,333          559,150          263,188       10,152,756

NET ASSETS                                                $  115,061,953   $   21,423,675   $   71,311,731   $   57,984,427
                                                          ==============   ==============   ==============   ==============

NET ASSETS CONSIST OF:

Par value                                                 $       52,102   $       26,122   $       56,795   $       53,980
Capital paid in                                              102,316,694       22,964,437       71,195,878       57,496,087
Undistributed net investment income (loss)                     1,304,183        1,463,322        1,225,457          431,012
Accumulated net realized gain (loss)                          (5,357,344)      (3,890,369)      (8,153,100)              21
Net unrealized gain (loss) on investments                     16,726,565          873,702        6,981,935            3,327
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                      19,753          (13,539)           4,766
                                                          --------------   --------------   --------------   --------------

NET ASSETS                                                $  115,061,953   $   21,423,675   $   71,311,731   $   57,984,427
                                                          --------------   --------------   --------------   --------------
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000 shares authorized)           5,210,206        2,612,176        5,679,496        5,397,980
                                                          ==============   ==============   ==============   ==============
Net asset value, offering & redemption
  price per share                                         $        22.08   $         8.20   $        12.56   $        10.74
                                                          ==============   ==============   ==============   ==============

                             STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                SMALL           MID-CAP
                                                               GROWTH          COMPANY          GROWTH
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                                $        9,636   $       15,369   $        4,927
  Dividends                                                      132,379           91,572           38,637
  Security lending (Note B)
  Foreign taxes withheld                                          (1,632)            (169)             (27)
                                                          --------------   --------------   --------------
    Total investment income                                      140,383          106,772           43,537
                                                          --------------   --------------   --------------

Expenses:
  Advisory fees (Note E)                                         269,363          448,046          151,952
  Custodian fees                                                  15,156           26,292           17,132
  Shareholder reports                                             14,611           38,376            9,360
  Professional fees                                                8,041           15,198            4,175
  Directors fees                                                   2,216            3,757            1,122
  Security valuation                                               6,237            9,537            7,446
  Miscellaneous expenses                                           3,927            6,550            1,853
                                                          --------------   --------------   --------------

    Gross expenses                                               319,551          547,756          193,040
    Expenses paid by JPIA (Note E)
                                                          --------------   --------------   --------------
    Total net expenses                                           319,551          547,756          193,040

    Net investment income (loss)                                (179,168)        (440,984)        (149,503)
                                                          --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                        3,177,248       (3,173,407)       2,189,087
Net realized gain on futures contracts
Net realized gain (loss) from foreign
  currency transactions
Net unrealized gain on investments                             6,622,591       23,684,583        4,561,530
Net unrealized gain on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency
                                                          --------------   --------------   --------------

  Net realized and unrealized loss on
  investments and foreign currency                             9,799,839       20,511,176        6,750,617
                                                          --------------   --------------   --------------

Net increase in net assets
  resulting from operations                               $    9,620,671   $   20,070,192   $    6,601,114
                                                          ==============   ==============   ==============

                                                             STRATEGIC         MID-CAP          CAPITAL
                                                               GROWTH           VALUE           GROWTH
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                                $       21,502   $        5,528   $       27,433
  Dividends                                                      732,899          312,284        1,550,192
  Security lending (Note B)
  Foreign taxes withheld                                          (8,721)          (8,497)         (10,589)
                                                          --------------   --------------   --------------
    Total investment income                                      745,680          309,315        1,567,036
                                                          --------------   --------------   --------------

Expenses:
  Advisory fees (Note E)                                         635,114          307,907        1,448,910
  Custodian fees                                                  26,332           17,200            4,488
  Shareholder reports                                             26,213           12,708           51,627
  Professional fees                                               16,898            6,716           36,400
  Directors fees                                                   4,800            1,861           10,511
  Security valuation                                              10,158            5,214            4,913
  Miscellaneous expenses                                           8,643            3,184           17,986
                                                          --------------   --------------   --------------

    Gross expenses                                               728,158          354,790        1,574,835
    Expenses paid by JPIA (Note E)
                                                          --------------   --------------   --------------
    Total net expenses                                           728,158          354,790        1,574,835

    Net investment income (loss)                                  17,522          (45,475)          (7,799)
                                                          --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                         (496,753)       1,021,845      (19,620,257)
Net realized gain on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                          (50,567)            (302)
Net unrealized gain on investments                            22,707,353       10,004,980       61,436,946
Net unrealized gain on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                             (1,028)             554
                                                          --------------   --------------   --------------

  Net realized and unrealized loss on
  investments and foreign currency                            22,159,005       11,027,077       41,816,689
                                                          --------------   --------------   --------------

Net increase in net assets
  resulting from operations                               $   22,176,527   $   10,981,602   $   41,808,890
                                                          ==============   ==============   ==============

                       See notes to financial statements.

                                                                                                INTER-
                                                             SMALL-CAP                         NATIONAL          S&P 500
                                                               VALUE            VALUE           EQUITY            INDEX
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                                $       13,457   $       28,736   $        4,659   $       56,522
  Dividends                                                      359,889        1,363,442          547,149        3,181,327
  Security lending (Note B)                                                                                           5,865
  Foreign taxes withheld                                                           (3,668)         (58,734)
                                                          --------------   --------------   --------------   --------------
    Total investment income                                      373,346        1,388,510          493,074        3,243,714
                                                          --------------   --------------   --------------   --------------

Expenses:
  Advisory fees (Note E)                                         437,533          545,532          272,010          440,624
  Custodian fees                                                  10,216            3,580           46,629           32,958
  Shareholder reports                                             13,374           24,508           12,365          124,693
  Professional fees                                                7,640           15,543            6,244           47,217
  Directors fees                                                   2,217            4,394            1,674           11,224
  Security valuation                                               4,437            3,506            9,394           29,650
  Miscellaneous expenses                                           3,740            7,902            3,092           38,356
                                                          --------------   --------------   --------------   --------------

    Gross expenses                                               479,157          604,965          351,408          724,722
    Expenses paid by JPIA (Note E)                                                                                 (210,661)
                                                          --------------   --------------   --------------   --------------
    Total net expenses                                           479,157          604,965          351,408          514,061

    Net investment income (loss)                                (105,811)         783,545          141,666        2,729,653
                                                          --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                        1,737,361       (1,266,607)        (765,751)      (1,702,804)
Net realized gain on futures contracts                                                                              926,050
Net realized gain (loss) from foreign
  currency transactions                                                                            (47,847)
Net unrealized gain on investments                            10,066,792       18,943,472        8,677,478       44,360,403
Net unrealized gain on futures contracts                                                                            492,695
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                                                               (4,879)
                                                          --------------   --------------   --------------   --------------

  Net realized and unrealized loss on
  investments and foreign currency                            11,804,153       17,676,865        7,859,001       44,076,344
                                                          --------------   --------------   --------------   --------------

Net increase in net assets
  resulting from operations                               $   11,698,342   $   18,460,410   $    8,000,667   $   46,805,997
                                                          ==============   ==============   ==============   ==============

                                                               WORLD            HIGH
                                                              GROWTH            YIELD                             MONEY
                                                               STOCK            BOND           BALANCED          MARKET
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                                $       14,814   $    1,711,612   $    1,323,879   $      850,021
  Dividends                                                    2,668,991           13,645          469,123
  Security lending (Note B)
  Foreign taxes withheld                                        (268,160)            (480)          (7,163)
                                                          --------------   --------------   --------------   --------------
    Total investment income                                    2,415,645        1,724,777        1,785,839          850,021
                                                          --------------   --------------   --------------   --------------

Expenses:
  Advisory fees (Note E)                                         737,792          153,392          486,698          362,078
  Custodian fees                                                  32,364           22,667           22,067            6,488
  Shareholder reports                                             49,033           10,629           22,595           22,865
  Professional fees                                               23,036            4,841           13,932           15,010
  Directors fees                                                   5,977            1,234            3,887            4,128
  Security valuation                                              17,204           36,640           22,540              553
  Miscellaneous expenses                                          10,685            2,254            7,909            7,886
                                                          --------------   --------------   --------------   --------------

    Gross expenses                                               876,091          231,657          579,628          419,008
    Expenses paid by JPIA (Note E)
                                                          --------------   --------------   --------------   --------------
    Total net expenses                                           876,091          231,657          579,628          419,008

    Net investment income (loss)                               1,539,554        1,493,120        1,206,211          431,013
                                                          --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                        1,512,407           16,822           89,881               21
Net realized gain on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                          (28,761)          (6,027)          19,247
Net unrealized gain on investments                            26,835,379        2,041,101        7,298,014            1,575
Net unrealized gain on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                              3,015          (12,289)           2,955
                                                          --------------   --------------   --------------   --------------

  Net realized and unrealized loss on
  investments and foreign currency                            28,322,040        2,039,607        7,410,097            1,596
                                                          --------------   --------------   --------------   --------------

Net increase in net assets
  resulting from operations                               $   29,861,594   $    3,532,727   $    8,616,308   $      432,609
                                                          ==============   ==============   ==============   ==============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         SMALL
                                                                      GROWTH                            COMPANY
                                                                     PORTFOLIO                         PORTFOLIO
                                                          -------------------------------   -------------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                               ENDED            ENDED            ENDED            ENDED
                                                             DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                             31, 2003         31, 2002         31, 2003         31, 2002
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                            $     (179,168)  $     (222,397)  $     (440,984)  $     (474,051)
  Net realized gain (loss) on
    security transactions                                      3,177,248       (8,352,635)      (3,173,407)     (11,100,099)
  Net realized gain (loss) from foreign
    currency transactions
  Net unrealized gain (loss)
    on investments                                             6,622,591       (3,741,398)      23,684,583      (11,152,224)
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency
                                                          --------------   --------------   --------------   --------------

  Net increase (decrease) in net assets
    resulting from operations                                  9,620,671      (12,316,430)      20,070,192      (22,726,374)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                      (132,868)      (5,424,271)         578,626       (3,951,852)
                                                          --------------   --------------   --------------   --------------

Net increase (decrease) in net assets                          9,487,803      (17,740,701)      20,648,818      (26,678,226)

NET ASSETS:
  Beginning of Period                                         31,843,166       49,583,867       51,865,535       78,543,761
                                                          --------------   --------------   --------------   --------------

  End of Period                                           $   41,330,969   $   31,843,166   $   72,514,353   $   51,865,535
                                                          ==============   ==============   ==============   ==============

Undistributed net investment
  income (loss)                                           $            0   $            0   $            0   $            0
                                                          ==============   ==============   ==============   ==============

                                                                      MID-CAP
                                                                      GROWTH
                                                                     PORTFOLIO
                                                          -------------------------------
                                                               YEAR             YEAR
                                                               ENDED            ENDED
                                                             DECEMBER         DECEMBER
                                                             31, 2003         31, 2002
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                            $     (149,503)  $     (115,997)
  Net realized gain (loss) on
    security transactions                                      2,189,087       (4,021,667)
  Net realized gain (loss) from foreign
    currency transactions
  Net unrealized gain (loss)
    on investments                                             4,561,530       (1,308,641)
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency
                                                          --------------   --------------

  Net increase (decrease) in net assets
    resulting from operations                                  6,601,114       (5,446,305)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                     5,818,577        6,284,701
                                                          --------------   --------------

Net increase (decrease) in net assets                         12,419,691          838,396

NET ASSETS:
  Beginning of Period                                         12,424,488       11,586,092
                                                          --------------   --------------

  End of Period                                           $   24,844,179   $   12,424,488
                                                          ==============   ==============

Undistributed net investment
  income (loss)                                           $            0   $            0
                                                          ==============   ==============

                       See notes to financial statements.

                                                                     STRATEGIC                          MID-CAP
                                                                      GROWTH                             VALUE
                                                                     PORTFOLIO                         PORTFOLIO
                                                          -------------------------------   -------------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                               ENDED            ENDED            ENDED            ENDED
                                                             DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                             31, 2003         31, 2002         31, 2003         31, 2002
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                            $       17,522   $     (328,689)  $      (45,475)  $      (16,544)
  Net realized gain (loss) on
    security transactions                                       (496,753)     (34,227,350)       1,021,845       (1,082,318)
  Net realized gain (loss) from foreign
    currency transactions                                        (50,567)           1,420             (302)            (609)
  Net unrealized gain (loss)
    on investments                                            22,707,353       (6,303,577)      10,004,980       (3,415,821)
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency                               (1,028)           1,577              554              428
                                                          --------------   --------------   --------------   --------------

  Net increase (decrease) in net assets
    resulting from operations                                 22,176,527      (40,856,619)      10,981,602       (4,514,864)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                    (6,513,554)      (5,814,495)       2,694,854       10,387,192
                                                          --------------   --------------   --------------   --------------

Net increase (decrease) in net assets                         15,662,973      (46,671,114)      13,676,456        5,872,328

NET ASSETS:
  Beginning of Period                                         73,987,892      120,659,006       26,343,509       20,471,181
                                                          --------------   --------------   --------------   --------------

  End of Period                                           $   89,650,865   $   73,987,892   $   40,019,965   $   26,343,509
                                                          ==============   ==============   ==============   ==============

Undistributed net investment
  income (loss)                                           $            0   $           27   $         (335)  $            0
                                                          ==============   ==============   ==============   ==============

                                                                      CAPITAL                          SMALL-CAP
                                                                      GROWTH                             VALUE
                                                                     PORTFOLIO                         PORTFOLIO
                                                          -------------------------------   -------------------------------
                                                               YEAR             YEAR             YEAR            YEAR
                                                               ENDED            ENDED            ENDED           ENDED
                                                             DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                             31, 2003         31, 2002         31, 2003         31, 2002
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                            $       (7,799)  $     (176,516)  $     (105,811)  $      (81,997)
  Net realized gain (loss) on
    security transactions                                    (19,620,257)     (21,774,219)       1,737,361         (873,886)
  Net realized gain (loss) from foreign
    currency transactions
  Net unrealized gain (loss)
    on investments                                            61,436,946      (58,571,676)      10,066,792       (2,834,613)
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency
                                                          --------------   --------------   --------------   --------------

  Net increase (decrease) in net assets
    resulting from operations                                 41,808,890      (80,522,411)      11,698,342       (3,790,496)
  Distribution to shareholders from
    capital gains (Note D)                                                                                          (96,580)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                   (19,361,369)     (14,832,763)       9,844,394        9,382,811
                                                          --------------   --------------   --------------   --------------

Net increase (decrease) in net assets                         22,447,521      (95,355,174)      21,542,736        5,495,735

NET ASSETS:
  Beginning of Period                                        167,737,547      263,092,721       23,439,610       17,943,875
                                                          --------------   --------------   --------------   --------------

  End of Period                                           $  190,185,068   $  167,737,547   $   44,982,346   $   23,439,610
                                                          ==============   ==============   ==============   ==============

Undistributed net investment
  income (loss)                                           $            0   $            0   $            0   $            0
                                                          ==============   ==============   ==============   ==============

                                                                                                    INTERNATIONAL
                                                                   VALUE                               EQUITY
                                                                 PORTFOLIO                            PORTFOLIO
                                                   -----------------------------------    --------------------------------
                                                        YEAR                 YEAR              YEAR              YEAR
                                                        ENDED                ENDED             ENDED             ENDED
                                                      DECEMBER             DECEMBER          DECEMBER          DECEMBER
                                                      31, 2003             31, 2002          31, 2003          31, 2002
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income                           $      783,545       $      623,040    $      141,666    $      141,216
   Net realized gain (loss) on
     security transactions                             (1,266,607)          (4,221,295)         (765,751)       (9,433,645)
   Net unrealized gain (loss) on
     futures contracts
   Net realized gain (loss) from foreign
     currency transactions                                                                       (47,847)          191,652
   Net unrealized gain (loss)
     on investments                                    18,943,472          (16,736,073)        8,677,478         1,744,772
   Net unrealized gain (loss) on
     futures contracts
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency                                                              (4,879)            9,334
                                                   --------------       --------------    --------------    --------------

   Net increase (decrease) in net assets
     resulting from operations                         18,460,410          (20,334,328)        8,000,667        (7,346,671)
   Distribution to shareholders from
     net investment income (Note D)                      (616,324)            (803,166)         (332,868)
   Distribution to shareholders from
     capital gains (Note D)
Increase (decrease) in net assets  derived
     from shareholder transactions (Note F)            (4,198,167)          (5,697,958)          (82,340)          657,909
Reimbursement by affiliate (Note E)                                                              119,024
                                                   --------------       --------------    --------------    --------------

Net increase (decrease) in net assets                  13,645,919          (26,835,452)        7,704,483        (6,688,762)

NET ASSETS:
   Beginning of Period                                 69,268,418           96,103,870        25,484,143        32,172,905
                                                   --------------       --------------    --------------    --------------

   End of Period                                   $   82,914,337       $   69,268,418    $   33,188,626    $   25,484,143
                                                   ==============       ==============    ==============    ==============

Undistributed net investment
   income                                          $      776,305       $      616,324    $       93,819    $      332,868
                                                   ==============       ==============    ==============    ==============

                                                               S&P 500
                                                                INDEX
                                                              PORTFOLIO
                                                   --------------------------------
                                                         YEAR              YEAR
                                                         ENDED             ENDED
                                                       DECEMBER          DECEMBER
                                                       31, 2003          31, 2002
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income                           $    2,729,653    $    2,255,722
   Net realized gain (loss) on
     security transactions                             (1,702,804)       (6,673,232)
   Net unrealized gain (loss) on
     futures contracts                                    926,050        (2,147,002)
   Net realized gain (loss) from foreign
     currency transactions
   Net unrealized gain (loss)
     on investments                                    44,360,403       (38,876,432)
   Net unrealized gain (loss) on
     futures contracts                                    492,695          (295,213)
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency
                                                   --------------    --------------

   Net increase (decrease) in net assets
     resulting from operations                         46,805,997       (45,736,157)
   Distribution to shareholders from
     net investment income (Note D)                    (2,249,935)       (1,932,263)
   Distribution to shareholders from
     capital gains (Note D)
Increase (decrease) in net assets  derived
     from shareholder transactions (Note F)             4,139,111        24,495,161
Reimbursement by affiliate (Note E)
                                                   --------------    --------------

Net increase (decrease) in net assets                  48,695,173       (23,173,259)

NET ASSETS:
   Beginning of Period                                165,873,051       189,046,310
                                                   --------------    --------------

   End of Period                                   $  214,568,224    $  165,873,051
                                                   ==============    ==============

Undistributed net investment
   income                                          $    2,713,997    $    2,249,935
                                                   ==============    ==============

                       See notes to financial statements.

                                                              WORLD GROWTH                        HIGH YIELD
                                                                 STOCK                               BOND
                                                               PORTFOLIO                          PORTFOLIO
                                                   --------------------------------    --------------------------------
                                                         YEAR            YEAR               YEAR              YEAR
                                                        ENDED           ENDED              ENDED             ENDED
                                                       DECEMBER        DECEMBER           DECEMBER          DECEMBER
                                                       31, 2003        31, 2002           31, 2003          31, 2002
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income                           $    1,539,554    $    1,354,679    $    1,493,120    $    1,169,857
   Net realized gain (loss) on
     security transactions                              1,512,407        (4,468,782)           16,822        (1,548,445)
   Net unrealized gain (loss) on
     futures contracts
   Net realized gain (loss) from foreign
     currency transactions                                (28,761)           41,834            (6,027)           (5,749)
   Net unrealized gain (loss)
     on investments                                    26,835,379       (16,803,934)        2,041,101           664,558
   Net unrealized gain (loss) on
     futures contracts
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency                        3,015            27,233           (12,289)           (1,021)
                                                   --------------    --------------    --------------    --------------

   Net increase (decrease) in net assets
     resulting from operations                         29,861,594       (19,848,970)        3,532,727           279,200
   Distribution to shareholders from
     net investment income (Note D)                    (1,866,526)       (1,306,095)       (1,175,990)           (6,894)
   Distribution to shareholders from
     capital gains (Note D)
Increase (decrease) in net assets  derived
     from shareholder transactions (Note F)            (8,049,564)       (2,624,063)        3,258,168         1,693,694
Reimbursement by affiliate (Note E)
                                                   --------------    --------------    --------------    --------------

Net increase (decrease) in net assets                  19,945,504       (23,779,128)        5,614,905         1,966,000

NET ASSETS:
   Beginning of Period                                 95,116,449       118,895,577        15,808,770        13,842,770
                                                   --------------    --------------    --------------    --------------

   End of Period                                   $  115,061,953    $   95,116,449    $   21,423,675    $   15,808,770
                                                   ==============    ==============    ==============    ==============

Undistributed net investment
   income                                          $    1,304,183    $    1,008,826    $    1,463,322    $    1,152,219
                                                   ==============    ==============    ==============    ==============

                                                                                                    MONEY
                                                              BALANCED                              MARKET
                                                              PORTFOLIO                            PORTFOLIO
                                                   --------------------------------    --------------------------------
                                                        YEAR             YEAR               YEAR              YEAR
                                                       ENDED            ENDED              ENDED             ENDED
                                                      DECEMBER         DECEMBER           DECEMBER          DECEMBER
                                                      31, 2003         31, 2002           31, 2003          31, 2002
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income                           $    1,206,211    $    1,443,820    $      431,013    $      940,471
   Net realized gain (loss) on
     security transactions                                 89,881        (4,583,835)               21               838
   Net unrealized gain (loss) on
     futures contracts
   Net realized gain (loss) from foreign
     currency transactions                                 19,247             6,852
   Net unrealized gain (loss)
     on investments                                     7,298,014        (1,231,410)            1,575           (41,798)
   Net unrealized gain (loss) on
     futures contracts
   Net unrealized gain (loss) on
     translation of assets and                              2,955               213
                                                   --------------    --------------    --------------    --------------

   Net increase (decrease) in net assets
     resulting from operations                          8,616,308        (4,364,360)          432,609           899,511
   Distribution to shareholders from
     net investment income (Note D)                    (1,450,671)       (1,666,259)         (940,471)       (1,777,741)
   Distribution to shareholders from
     capital gains (Note D)                                                                      (718)
Increase (decrease) in net assets  derived
     from shareholder transactions (Note F)             1,649,052         2,778,169       (15,316,621)        9,022,118
Reimbursement by affiliate (Note E)
                                                   --------------    --------------    --------------    --------------

Net increase (decrease) in net assets                   8,814,689        (3,252,450)      (15,825,201)        8,143,888

NET ASSETS:
   Beginning of Period                                 62,497,042        65,749,492        73,809,628        65,665,740
                                                   --------------    --------------    --------------    --------------

   End of Period                                   $   71,311,731    $   62,497,042    $   57,984,427    $   73,809,628
                                                   ==============    ==============    ==============    ==============
Undistributed net investment
   income                                          $    1,225,457    $    1,450,670    $      431,012    $      940,470
                                                   ==============    ==============    ==============    ==============

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fourteen separate portfolios (the "Portfolios"): the Growth Portfolio, the Small Company Portfolio, the Mid-Cap Growth Portfolio, the Strategic Growth Portfolio, the Mid-Cap Value Portfolio, the Capital Growth Portfolio, the Small-Cap Value Portfolio, the Value Portfolio, the International Equity Portfolio, the S&P 500 Index Portfolio, the World Growth Stock Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Company:

VALUATION OF INVESTMENTS: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The aggregate fair value of these securities at December 31, 2003 was $3,179, held by the High Yield Bond Portfolio. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Occasionally, a significant event may occur after the closing price of a foreign security is determined, but before the close of business on the NYSE. If such an event is expected to materially affect the value of the security, the foreign security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

INVESTMENT SECURITY TRANSACTIONS: Investment security transactions are recorded as of the trade date; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Fannie Mae, Federal Agricultural Mortgage Corp., Federal Home Loan Bank and Freddie Mac, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

FOREIGN CURRENCY TRANSACTIONS: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 2003.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 2003, the Mid-Cap Value Portfolio, International Equity Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

                                                                   U.S. DOLLAR     UNREALIZED
   CONTRACTS                 SETTLEMENT   CONTRACTS TO              VALUE AT      APPRECIATION
   PURCHASED                    DATE        RECEIVE       COST      12/31/03     (DEPRECIATION)
  MID-CAP VALUE PORTFOLIO
  Australian dollars          01/02/04        10,393   $   7,732   $   7,830          $   98
  Australian dollars          01/05/04        28,801      21,513      21,701             188
  Euro dollars                01/02/04           857       1,070       1,081              11
  Euro dollars                01/05/04         7,019       8,815       8,853              38
                                                                                     -------
                                                                                         335
                                                                                     =======

  INTERNATIONAL EQUITY
   PORTFOLIO
  Japanese yen                01/07/04     4,969,920      46,426      46,374             (52)
  South Korean won            01/05/04    90,224,460      75,316      75,724             408
                                                                                     -------
                                                                                         356
                                                                                     =======

                                                                     U.S. DOLLAR
   CONTRACTS                 SETTLEMENT    CONTRACTS TO                VALUE AT     UNREALIZED
   SOLD                         DATE         DELIVER      PROCEEDS     12/31/03    DEPRECIATION
  HIGH YIELD BOND PORTFOLIO
  Euro dollars                01/13/04       138,061     $ 161,118    $ 174,080    $   (12,962)
  Euro dollars                01/13/04       45,000         55,782       56,761           (979)
                                                                                   -----------
                                                                                       (13,941)
                                                                                   ===========

FUTURES CONTRACTS: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contacts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of December 31, 2003, the S&P 500 Index Portfolio held the following futures contract:

                                                            MARKET           MARKET
   CONTRACTS                  EXPIRATION   NUMBER OF       VALUE OF        UNREALIZED
   PURCHASED                     DATE      CONTRACTS       CONTRACTS      APPRECIATION
   S&P 500 INDEX PORTFOLIO
   S&P 500 Stock
   Index Contracts             03/19/04       22        $   6,108,300      $   214,495

FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

SECURITY LENDING: The S&P 500 Index Portfolio has entered into a Securities Lending Agreement (the "Agreement") with Citibank, N.A. (the "Agent"). Under the terms of the Agreement, the S&P 500 Index Portfolio may lend portfolio securities to certain qualified institutions (the "Borrower") approved by the Board of Directors of the Fund in order to earn additional income. The Agreement requires that loans are to be collateralized at all times by cash or government and agency securities in an amount at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business each day and any additional required collateral is delivered to the Agent on the next business day. At December 31, 2003, the S&P 500 Index Portfolio had securities valued at $6,592,332 on loan and cash collateral of $6,805,781 was invested in a Repurchase Agreement.

The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolio could experience delays and costs in recovering securities loaned or in gaining access to the collateral. The Agent provides the Portfolio with indemnification against Borrower default. A portion of the income generated upon investment of the collateral is remitted to the Borrower and the remainder is allocated between the Portfolio and the Agent. Income earned from securities lending is reflected on the Statement of Operations as investment income. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At December 31, 2003, gross unrealized gains and losses, and adjusted cost basis for Federal Income tax purposes were as follows:

                                                         NET UNREALIZED     FEDERAL
  PORTFOLIO                    GAINS          LOSSES       GAIN (LOSS)      TAX COST
  Growth                    $  6,891,428   $     328,656 $   6,562,772   $  33,172,004
  Small Company                 11,040,0     251,824,936     9,215,089      60,802,517
  Mid-Cap Growth               4,647,675         203,790     4,443,885      20,131,953
  Strategic Growth            13,958,505         556,111    13,402,394      75,575,407
  Mid-Cap Value                7,529,509         711,382     6,818,127      32,576,671
  Capital Growth              25,963,299       8,464,661    17,498,638     170,532,221
  Small-Cap Value              8,339,563         446,829     7,892,734      35,900,046
  Value                       13,564,442       1,219,237    12,345,205      68,209,266
  International Equity         7,130,747         129,688     7,001,059      26,012,253
  S&P 500 Index               26,179,258      59,366,268   (33,187,010)    248,598,663
  World Growth Stock          24,940,063       8,213,498    16,726,565      95,226,585
  High Yield Bond              1,562,287         691,328       870,959      20,106,345
  Balanced                     7,186,467         275,880     6,910,587      62,288,554
  Money Market                     3,716             389         3,327      58,012,853

At December 31, 2003, the Strategic Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio and Balanced Portfolio had unrealized foreign currency gains of $603, $839, $4,739, $19,753 and $4,766, respectively. The High Yield Bond Portfolio had an unrealized foreign currency loss of $13,539.

At December 31, 2003, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

                       CAPITAL LOSS
                        CARRYOVER       TOTAL LOSS   EXPIRES     EXPIRES      EXPIRES       EXPIRES       EXPIRES       EXPIRES
  PORTFOLIO          UTILIZED IN 2003   CARRYOVER      2006       2007         2008          2009          2010          2011
  Growth               $ 2,583,246     $ 34,094,295  $      -  $         -  $        -   $ 24,824,555  $  9,269,740  $         -
  Small Company                  -       25,334,559              3,929,985   3,425,712      3,605,991    11,074,757    3,298,114
  Mid-Cap Growth         2,019,843        4,349,960                      -           -        314,165     4,035,795            -
  Strategic Growth               -       79,469,069                      -           -     38,677,089    38,367,688    2,424,292
  Mid-Cap Value            944,558                -                      -           -              -             -            -
  Capital Growth                 -       62,787,300                      -           -     21,930,852    21,059,672   19,796,776
  Small-Cap Value          750,143                -                      -           -              -             -            -
  Value                          -        6,447,504                      -           -        961,263     4,214,579    1,271,662
  International
    Equity                       -       20,673,704                      -     782,842      9,447,776     9,574,921      868,165
  S&P 500 Index            735,007       13,834,362                      -           -      4,907,324     8,927,038            -
  World Growth Stock       882,376        5,336,286                      -           -        867,503     4,468,783            -
  High Yield Bond           13,013        3,887,627   115,134      261,114     231,394      1,575,068     1,704,917            -
  Balanced                  28,293        8,081,754                      -           -      3,454,178     4,627,576            -

Purchases and sales of investment securities for the period ended December 31, 2003, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

                                      COST OF                 PROCEEDS FROM
                                     INVESTMENT                 INVESTMENT
  PORTFOLIO                     SECURITIES PURCHASED          SECURITIES SOLD
  Growth                           $  58,955,104              $  59,105,636
  Small Company                       64,836,786                 65,057,598
  Mid-Cap Growth                      33,505,579                 27,500,143
  Strategic Growth                    80,474,525                 86,852,786
  Mid-Cap Value                       19,773,341                 17,231,779
  Capital Growth                      82,464,167                 97,206,022
  Small-Cap Value                     26,678,549                 17,261,235
  Value                               49,059,208                 52,743,664
  International Equity                61,252,789                 60,925,769
  S&P 500 Index                       13,345,392                  3,695,356
  World Growth Stock                  24,205,464                 33,681,879
  High Yield Bond                     17,145,719                 13,925,606
  Balanced                            52,428,938                 45,040,413

NOTE D - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2003 and 2002 was as follows:

                           DISTRIBUTIONS PAID IN 2003   DISTRIBUTIONS PAID IN 2002
                           --------------------------   --------------------------
                            ORDINARY     LONG-TERM       ORDINARY      LONG-TERM
     PORTFOLIO               INCOME    CAPITAL GAINS      INCOME     CAPITAL GAINS
  Growth                  $         -    $        -     $         -    $        -
  Small Company                     -             -               -             -
  Mid-Cap Growth                    -             -               -             -
  Strategic Growth                  -             -               -             -
  Mid-Cap Value                     -             -               -             -
  Capital Growth                    -             -               -             -
  Small-Cap Value                   -             -          93,039         3,541
  Value                       616,324             -         803,166             -
  International Equity        332,868             -               -             -
  S&P 500 Index             2,249,935             -       1,932,263             -
  World Growth Stock        1,866,526             -       1,306,095             -
  High Yield Bond           1,175,990             -           6,894             -
  Balanced                  1,450,671             -       1,666,259             -
  Money Market                941,189             -       1,777,741             -

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

As of December 31, 2003 the components of distributable earnings on a tax basis were as follows:

                                        UNDISTRIBUTED    UNDISTRIBUTED     UNREALIZED
                        CAPITAL LOSS      ORDINARY         LONG-TERM      APPRECIATION
   PORTFOLIO            CARRYFORWARD       INCOME        CAPITAL GAIN    (DEPRECIATION)
  Growth                $ 34,094,295     $        -       $        -     $   6,562,772
  Small Company           25,334,559              -                -         9,215,089
  Mid-Cap Growth           4,349,960              -                -         4,443,885
  Strategic Growth        79,469,069              -                -        13,402,395
  Mid-Cap Value                    -              -          200,105         6,818,127
  Capital Growth          62,787,300              -                -        17,498,638
  Small-Cap Value                  -              -          985,283         7,892,734
  Value                    6,447,504        776,305                -        12,345,205
  International Equity    20,673,704         93,767                -         7,001,059
  S&P 500 Index           13,834,362      2,713,997                -       (33,187,010)
  World Growth Stock       5,336,286      1,304,183                -        16,726,565
  High Yield Bond          3,887,627      1,471,717                -           870,959
  Balanced                 8,081,754      1,225,457                -         6,910,587
  Money Market                     -        431,033                -             3,327

NOTE E--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Lord, Abbett & Co. LLC to provide investment advisory services for the Small Company Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Mid-Cap Growth Portfolio; T. Rowe Price Associates, Inc. to provide investment advisory services for the Strategic Growth Portfolio; Wellington Management Company, LLP to provide investment advisory services for the Mid-Cap Value Portfolio; Janus Capital Management LLC to provide investment advisory services for the Capital Growth Portfolio and the Balanced Portfolio; Dalton, Greiner, Hartman, Maher & Co. to provide investment advisory services for the Small-Cap Value Portfolio; Credit Suisse Asset Management, LLC to provide investment advisory services for the Value Portfolio; Marsico Capital Management, LLC to provide investment advisory services for the International Equity Portfolio; Mellon Capital Management Corp. to provide investment advisory services for the S&P 500 Index Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World

Growth Stock Portfolio; and Massachusetts Financial Services Company to provide investment advisory services for the High Yield Bond Portfolio and the Money Market Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

                                    FIRST $100           NEXT $400        OVER $500
   PORTFOLIO                          MILLION             MILLION          MILLION
   Growth                                .75%                .75%              .75%
   Mid-Cap Growth                        .90%                .90%              .90%
   Mid-Cap Value                        1.05%               1.05%             1.05%
   Capital Growth                        .85%                .80%              .75%
   S&P 500 Index                         .24%                .24%              .24%
   High Yield Bond                       .75%                .75%              .75%

                                     FIRST $200         NEXT $1.10        OVER $1.30
   PORTFOLIO                           MILLION            BILLION           BILLION
   Small Company                         .75%                .70%              .65%
   Strategic Growth                      .80%                .75%              .70%
   Small-Cap Value                      1.30%               1.30%             1.30%
   Value                                 .75%                .70%              .65%
   International Equity                 1.00%               1.00%             1.00%
   World Growth Stock                    .75%                .70%              .65%
   Balanced                              .75%                .70%              .65%
   Money Market                          .50%                .45%              .40%

EXPENSE REDUCTIONS: JPIA has entered into an Expense Reimbursement Plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap, which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets.

Expenses incurred in excess of the expense cap and paid by JPIA will be carried over into future fiscal years and may be reimbursed during any fiscal year in which the Portfolio's total expense ratio is below the expense cap. As of December 31, 2003, the cumulative potential reimbursement to JPIA is $498,282.

This Expense Reimbursement Plan may be terminated by JPIA at any time. Provided the Plan is still in effect, this Plan shall automatically terminate on December 31, 2005, whereupon the obligations of both the Fund and JPIA shall cease.

AFFILIATED TRANSACTIONS: On December 29, 2003, Jefferson Pilot Financial Insurance Company reimbursed the International Equity Portfolio $119,024 for the impact of frequent trading by two policyholders. This amount is referenced in the Statement of Changes in Net Assets as Reimbursement by affiliate.

NOTE F--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

GROWTH PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                         822,563    $  8,842,987         446,801    $  5,032,758
Shares issued as reinvestment
   of dividends
Shares redeemed                      (849,667)     (8,975,855)       (979,910)    (10,457,029)
                                 ------------    ------------    ------------    ------------
     Net decrease                     (27,104)   $   (132,868)       (533,109)   $ (5,424,271)
                                 ============    ============    ============    ============

SMALL COMPANY PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                         750,690    $  9,266,641         609,056    $  7,419,534
Shares issued as reinvestment
   of dividends
Shares redeemed                      (770,038)     (8,688,015)     (1,011,441)    (11,371,386)
                                 ------------    ------------    ------------    ------------
     Net increase (decrease)          (19,348)   $    578,626        (402,385)   $ (3,951,852)
                                 ============    ============    ============    ============

MID-CAP GROWTH PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                       2,294,703    $ 16,442,526       1,603,632    $ 11,332,741
Shares issued as reinvestment
   of dividends
Shares redeemed                    (1,581,930)    (10,623,949)       (836,713)     (5,048,040)
                                 ------------    ------------    ------------    ------------
     Net increase                     712,773    $  5,818,577         766,919    $  6,284,701
                                 ============    ============    ============    ============

STRATEGIC GROWTH PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                         416,299    $  4,650,658         635,211    $  7,631,329
Shares issued as reinvestment
   of dividends
Shares redeemed                    (1,039,806)    (11,164,212)     (1,234,315)    (13,445,824)
                                 ------------    ------------    ------------    ------------
     Net decrease                    (623,507)   $ (6,513,554)       (599,104)   $ (5,814,495)
                                 ============    ============    ============    ============

MID-CAP VALUE PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                         971,029    $ 10,037,826       2,440,321    $ 23,754,882
Shares issued as reinvestment
   of dividends
Shares redeemed                      (782,464)     (7,342,972)     (1,428,560)    (13,367,690)
                                 ------------    ------------    ------------    ------------
     Net increase                     188,565    $  2,694,854       1,011,761    $ 10,387,192
                                 ============    ============    ============    ============

CAPITAL GROWTH PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                         372,528    $  6,217,016         575,271    $ 10,352,505
Shares issued as reinvestment
   of dividends
Shares redeemed                    (1,532,704)    (25,578,385)     (1,446,974)    (25,185,268)
                                 ------------    ------------    ------------    ------------
     Net decrease                  (1,160,176)   $(19,361,369)       (871,703)   $(14,832,763)
                                 ============    ============    ============    ============

SMALL-CAP VALUE PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                       1,788,287    $ 18,484,011       2,118,708    $ 22,916,820
Shares issued as reinvestment
   of dividends                        17,754         202,619
Shares redeemed                      (782,892)     (8,639,617)     (1,324,366)    (13,736,628)
                                 ------------    ------------    ------------    ------------
     Net increase                   1,005,395    $  9,844,394         812,096    $  9,382,811
                                 ============    ============    ============    ============

VALUE PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
 Shares issued                         282,787    $  4,684,448         550,614    $  9,799,053
 Shares issued as reinvestment
    of dividends                        41,268         616,324          40,616         803,166
 Shares redeemed                      (585,388)     (9,498,939)       (965,117)    (16,300,177)
                                  ------------    ------------    ------------    ------------
      Net decrease                    (261,333)   $ (4,198,167)       (373,887)   $ (5,697,958)
                                  ============    ============    ============    ============

INTERNATIONAL EQUITY PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------

Shares issued                       2,584,308    $ 17,756,165         715,270    $  5,513,551
Shares issued as reinvestment
   of dividends                        55,275         332,868
Shares redeemed                    (2,617,734)    (18,171,373)       (620,515)     (4,855,642)
                                 ------------    ------------    ------------    ------------
     Net increase (decrease)           21,849    $    (82,340)         94,755    $    657,909
                                 ============    ============    ============    ============

S&P 500 INDEX PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                       3,850,619    $ 25,566,306       7,034,401    $ 48,900,285
Shares issued as reinvestment
   of dividends                       375,480       2,249,935         244,339       1,932,263
Shares redeemed                    (3,615,277)    (23,677,130)     (3,941,924)    (26,337,387)
                                 ------------    ------------    ------------    ------------
     Net increase                     610,822    $  4,139,111       3,336,816    $ 24,495,161
                                 ============    ============    ============    ============

WORLD GROWTH STOCK PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                         124,904    $  2,280,153         404,718    $  7,865,972
Shares issued as reinvestment
   of dividends                       120,932       1,866,526          64,199       1,306,095
Shares redeemed                      (686,704)    (12,196,243)       (639,770)    (11,796,130)
                                 ------------    ------------    ------------    ------------
     Net decrease                    (440,868)   $ (8,049,564)       (170,853)   $ (2,624,063)
                                 ============    ============    ============    ============

HIGH YIELD BOND PORTFOLIO

                                         YEAR ENDED                       YEAR ENDED
                                      DECEMBER 31, 2003                DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                       2,390,861    $ 17,961,093       1,902,646    $ 13,713,325
Shares issued as reinvestment
   of dividends                       164,887       1,175,990         206,403       1,485,455
Shares redeemed                    (2,095,485)    (15,878,915)     (1,881,382)    (13,505,086)
                                 ------------    ------------    ------------    ------------
     Net increase                     460,263    $  3,258,168         227,667    $  1,693,694
                                 ============    ============    ============    ============

BALANCED PORTFOLIO

                                         YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                         775,448    $  9,054,197       1,140,465    $ 13,486,101
Shares issued as reinvestment
   of dividends                       131,817       1,450,671         137,255       1,666,259
Shares redeemed                      (771,525)     (8,855,816)     (1,062,270)    (12,374,191)
                                 ------------    ------------    ------------    ------------
     Net increase                     135,740    $  1,649,052         215,450    $  2,778,169
                                 ============    ============    ============    ============

MONEY MARKET PORTFOLIO

                                          YEAR ENDED                      YEAR ENDED
                                     DECEMBER 31, 2003               DECEMBER 31, 2002
                                 ------------------------------------------------------------
                                    SHARES          DOLLARS         SHARES         DOLLARS
                                 ------------    ------------    ------------    ------------
Shares issued                       7,439,502    $ 79,969,113       7,199,235    $ 77,720,691
Shares issued as reinvestment
   of dividends                        87,983         941,189         166,052       1,777,741
Shares redeemed                    (8,960,284)    (96,226,923)     (6,514,960)    (70,476,314)
                                 ------------    ------------    ------------    ------------
     Net increase (decrease)       (1,432,799)   $(15,316,621)        850,327    $  9,022,118
                                 ============    ============    ============    ============

NOTE G - CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2003, the investment allocation by industry for the International Equity Portfolio was as follows:

                                             % OF
  INDUSTRY                                NET ASSETS
  Banking                                   20.10%
  Electronics                                9.78%
  Broadcasting                               8.24%
  Motor Vehicle Manufacturing                6.96%
  Airlines                                   6.41%
  Entertainment & Leisure                    4.69%
  Electronics - Semiconductors               3.76%
  Pharmaceutical                             3.41%
  Telecommunications - Integrated            3.31%
  Computer Software                          2.55%
  Electronic Components                      2.46%
  Telecommunications - Wireless              2.12%
  Government Agency                          2.11%
  Office Equipment                           2.10%
  Multimedia                                 2.08%
  Other                                     19.39%
                                          -------
                                            99.47%
                                          =======

At December 31, 2003, the investment allocation by industry for the World Growth Stock Portfolio was as follows:

                                                % OF
  INDUSTRY                                   NET ASSETS
  Banking                                       8.23%
  Telecommunications - Integrated               7.71%
  Chemicals                                     7.33%
  Pharmaceutical                                6.42%
  Insurance                                     6.27%
  Oil & Gas - Integrated                        5.56%
  Financial Services                            4.85%
  Electronics                                   4.43%
  Publishing & Printing                         3.80%
  Utilities - Electric & Gas                    3.42%
  Diversified Operations                        2.80%
  Forest Products & Paper                       2.79%
  Food Products                                 2.47%
  Retail Stores                                 2.45%
  Toys                                          2.31%
  Aerospace & Defense                           2.19%
  Mining & Metals -
     Ferrous & Nonferrous                       2.10%
  Motor Vehicle Manufacturing                   2.08%
  Other                                        20.09%
                                             -------
                                               97.30%
                                             =======

NOTE H - ILLIQUID AND RESTRICTED SECURITIES

All of the Portfolios may to some extent purchase certain restricted securities and limited amounts of illiquid securities. The Portfolios may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Portfolios do not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors. At December 31, 2003, the International Equity Portfolio held $393,536 or 1.19% of net assets, the World Growth Stock Portfolio held $144,630 or 0.13% of net assets, the High Yield Bond Portfolio held $4,409,308 or 20.58% of net assets and the Balanced Portfolio held $1,588,788 or 2.23% of net assets in securities exempt from registration under Rule 144A of the Securities Act of 1933.

At December 31, 2003, the High Yield Bond Portfolio held $1,258,716 or 5.73% of total assets and the Balanced Portfolio held $1,588,788 or 2.22% of total assets in illiquid securities under the Rule 144A exemption. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
JEFFERSON PILOT VARIABLE FUND, INC.

   We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Jefferson Pilot Variable Fund, Inc. (comprising, respectively, the Growth, Small Company, Mid-Cap Growth, Strategic Growth (formerly Emerging Growth), Mid-Cap Value, Capital Growth, Small-Cap Value, Value, International Equity, S&P 500 Index, World Growth Stock, High Yield Bond, Balanced, and Money Market Portfolios) (the Fund) as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Jefferson Pilot Variable Fund, Inc., as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 16, 2004

NOTE I - MANAGEMENT OF THE FUND  (UNAUDITED)

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund.

The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company ("JP") or its wholly-owned subsidiaries, including the Fund's issuers, Jefferson Pilot Financial Insurance Company ("JPF") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA"); the Fund's investment advisor, Jefferson Pilot Investment Advisory Corp. ("JPIA"); and the Fund's principal underwriter and distributor, Jefferson Pilot Variable Corp. ("JPVC").

NAME, AGE                                         LENGTH OF
AND ADDRESS               POSITION(S)             SERVICE        PRINCIPAL OCCUPATIONS
------------              -----------             ---------      ---------------------
Ronald Angarella (45)     President and           8 Years        Sr. Vice President, JP, JPF, JPLA; President and Director,
One Granite Place         Director                               JPIA and JPVC; Chairman and Director, Jefferson Pilot
Concord, NH 03301                                                Securities Corp. and Hampshire Funding, Inc.

Charles C. Cornelio (44)  Vice President          11 Years       Executive Vice President, JP, JPF, and JPLA;
One Granite Place         and General Counsel                    Vice President, Director, Jefferson Pilot Securities Corp.;
Concord, NH 03301                                                Vice President, Hampshire Funding, Inc.

Craig D. Moreshead (35)   Secretary               5 Years        Associate Counsel for JPF; Secretary, JPIA and JPVC;
One Granite Place                                                Assistant Secretary, Allied Professional Advisors, Inc.
Concord, NH 03301

John A. Weston (44)       Treasurer               11 Years       Vice President, JP, JPF and JPLA; Treasurer and Chief
One Granite Place                                                Financial Officer, JPVC; Treasurer, JPIA, Jefferson Pilot
Concord, NH 03301                                                Securities Corp. and Hampshire Funding, Inc.

Alicia K. DuBois (44)     Assistant Treasurer     2 Years        Assistant Treasurer, JPIA; Senior Mutual Fund Manager,
One Granite Place                                                JPF; formerly Mutual Fund Accounting Manager and Mutual
Concord, NH 03301                                                Fund Analyst, JPF

Michael D. Coughlin (61)  Director                14 Years       Owner, Michael D. Coughlin Associates (general management
One Granite Place                                                consulting); President and CEO, McLeod Belting Co; formerly
Concord, NH 03301                                                President of Concord Litho Company, Inc. (printing company)

Elizabeth S. Hager (59)   Director                14 Years       State Representative, State of New Hampshire; Executive
One Granite Place                                                Director, United Way; Consultant, Fund Development;
Concord, NH 03301                                                previously City Councilor, City of Concord , NH and Mayor,
                                                                 City of Concord, NH

Frank Nesvet (60)         Director                1 Month        Chief Executive Officer, Libra Group (Consulting and Interim
One Granite Place                                                Management Solutions); Independent Trustee and Chairman
Concord, NH 03301                                                of the Audit Committee, streetTRACKS(R) Series Trust
                                                                 (Registered Investment Company)

Thomas D. Rath (58)       Director                5 Years        Partner, Rath, Young, Pignatelli, P.A.; President, PlayBall N.H.;
One Capital Plaza                                                formerly Vice Chairman, Primary Bank; Chairman, Horizon Bank
P.O. Box 1500
Concord, NH 03302

Mr. Angarella is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin, Ms. Hager, Mr. Nesvet and Mr. Rath are members of the Audit Committee; and Mr. Angarella, Mr. Weston and Ms. Hager are members of the Valuation Committee.

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719.

SHAREHOLDER MEETING (UNAUDITED)
DECEMBER 10, 2003

A Special Meeting of shareholders was held on December 10, 2003.

At the meeting, two directors were elected to the Board of Directors of the Fund by the Fund's shareholders: Frank Nesvet and Thomas D. Rath. Other Directors in office are Ronald R. Angarella, Michael D. Coughlin and Elizabeth S. Hager.

THE MATTERS VOTED UPON, WITH AFFIRMATIVE AND NEGATIVE VOTES:

                                                                                                       FOR          AGAINST
                                                                                                       ---          -------
1.  Election of Frank Nesvet (All Portfolios)                                                        9,898,955     2,984,847

2.  Election of Tom Rath (All Portfolios)                                                           79,387,184     3,241,864

3.  Amendment to investment restriction relating to securities lending for the Growth Portfolio      2,796,366       217,162

4.  Amendment to investment restriction relating to securities lending for the Small Company
      Portfolio                                                                                      4,335,194       439,677

5.  Amendment to investment restriction relating to securities lending for the Mid-Cap Growth
      Portfolio                                                                                      2,474,984       173,513

6.  Amendment to investment restriction relating to securities lending for the Strategic Growth
      Portfolio                                                                                      5,266,195       789,007

7.  Amendment to investment restriction relating to securities lending for the Mid-Cap Value
      Portfolio                                                                                      2,900,804       657,683

8.  Amendment to investment restriction relating to securities lending for the Capital Growth
      Portfolio                                                                                      8,044,894       741,378

9.  Amendment to investment restriction relating to securities lending for the Small-Cap Value
      Portfolio                                                                                      3,219,715       109,100

10. Amendment to investment restriction relating to securities lending for the Value Portfolio       3,743,865       235,401

11. Amendment to investment restriction relating to securities lending for the International
    Equity Portfolio                                                                                 2,765,158       729,133

12. Amendment to investment restriction relating to securities lending for the S&P 500 Index
      Portfolio                                                                                     20,616,082     4,146,086

13. Amendment to investment restriction relating to securities lending for the World Growth
      Stock Portfolio                                                                                3,896,339       657,683

14. Amendment to investment restriction relating to securities lending for the High Yield Bond
      Portfolio                                                                                      1,922,957       316,382

15. Amendment to investment restriction relating to securities lending for the Balanced Portfolio    4,775,170       395,809

16. Approve Sub-Advisory Agreement with Mellon Capital Management for the S&P 500 Index Portfolio   22,438,183     2,974,367

17. Approve multi-manager relief for the S&P 500 Index Portfolio                                    21,102,011     4,262,848

   Small Company Re-Classification from Fundamental to Non-Fundamental

1.  Illiquid Securities                                                                              4,122,415       579,346

2.  Securities of Other Investment Companies                                                         4,106,803       602,871

3.  Options                                                                                          4,063,276       663,441

4.  Joint Trading                                                                                    4,160,812       571,379

5.  Investing for Control Purposes                                                                   4,186,316       536,520

6.  Oil and Gas Programs                                                                             4,227,054       511,017

7.  Foreign Securities                                                                               4,114,453       610,052

8.  Warrants                                                                                         4,155,799       576,028

   World Growth Stock Re-Classification from Fundamental to Non-Fundamental

1.  Illiquid Securities                                                                              3,989,316       575,998

2.  Securities of Other Investment Companies                                                         4,021,946       548,455

3.  Options                                                                                          3,973,048       598,223

4.  Joint Trading                                                                                    3,979,988       572,916

5.  Investing for Control Purposes                                                                   4,048,751       524,989

6.  Oil and Gas Programs                                                                             4,139,142       438,540

7.  Foreign Securities                                                                               4,158,316       416,281

8.  Warrants                                                                                         3,989,926       568,644

9.  New Companies                                                                                    4,097,981       468,769

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Item 2 - CODE OF ETHICS
       Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the Registrant has adopted a Code of Ethics which applies to the Principal Executive Officer and Principal Financial Officer. The Code of Ethics is included as an Exhibit to this filing.
Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT
       The Registrant's Board of Directors has determined that Frank Nesvet meets the criteria of "audit committee financial expert". This audit committee member is "independent", or not an "interested person", of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of
       1940) and he receives no additional compensation other than in his capacity as a member of the Fund's Board of Directors.
       An audit committee financial expert is not an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an audit committee financial expert. Further, the designation of a person as an audit committee financial expert does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without such designation or identification. Similarly, the designation of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Directors.
Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES
       a) AUDIT FEES - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $120,000 for each of the past two years.
       b) AUDIT-RELATED FEES - There were no amounts billed for audit-related fees over the past two years.
       c) TAX FEES - The Registrant was billed by the principal accountant $31,500 and $28,600 in 2003 and 2002, respectively, for tax return preparation.
       d) ALL OTHER FEES - There were no additional fees paid for audit and non-audit services other than those disclosed in a) through c) above.
       e) (1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis.
       e) (2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.
       f)  Not applicable. (DISCLOSURE REQUIRED IF ITEM 4 e)(2) EXCEEDS 50%)
       g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years.
       h) Not applicable. (DETERMINATION OF AUDITOR INDEPENDENCE WOULD BE REQUIRED IF FEES WERE DISCLOSED IN ITEM 4 g).)
Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS
       Not applicable.
Item 6 - [Reserved]

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Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

       This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 8 - [Reserved]
Item 9 - CONTROLS & PROCEDURES
       a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding the required disclosure.
       b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.
Item 10 - EXHIBITS
       a)  Code of Ethics
       b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
       c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jefferson Pilot Variable Fund, Inc.

By     \s\ Ronald Angarella
       --------------------
       Ronald Angarella
       President
Date:  February 20, 2004

By     \s\ John A. Weston
       ------------------
       John A. Weston
       Treasurer
Date:  February 20, 2004